As filed with the Securities and Exchange Commission on February 5, 2015

Securities Act File No. 333-198981

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☒  Pre-Effective Amendment No. 2

☐  Post-Effective Amendment No.

Credit Suisse Park View BDC, Inc.

(Exact name of registrant as specified in charter)

One Madison Avenue

New York, New York 10010

(Address of Principle Executive Offices)

212-325-2000

(Registrant’s telephone number, including area code)

Karen Regan

Vice President and Secretary

One Madison Avenue

New York, New York 10010

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm, Esq. Harry S. Pangas, Esq. Sutherland Asbill & Brennan LLP 700 Sixth Street, NW Washington, DC 20001 Tel: (202) 383-0100 Fax: (202) 637-3593	Rose F. DiMartino, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019 Telephone: (212) 728-8000 Facsimile: (212) 728-9294

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☒

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(1)

Common Stock, $0.01 par value per share	$500,000,000	$64,400(2)

(1)  Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

(2)  Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 5, 2015

Preliminary Prospectus

Credit Suisse Park View BDC, Inc.

Common Stock

We are a newly organized, externally managed specialty finance company that is a closed-end, non-diversified investment management company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We are externally managed by Credit Suisse Asset Management, LLC, or the Adviser, which is registered as an investment adviser with the Securities and Exchange Commission, or the SEC. We intend to elect to be treated for federal income tax purposes, and to qualify annually thereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Our investment objective is to generate current income, and to a lesser extent, capital appreciation through direct investments in secured debt (including first and second lien senior secured loans), unsecured debt (including mezzanine debt) and, to a lesser extent, equity securities of middle-market U.S. companies. We may make equity investments in companies that we believe will generate appropriate risk-adjusted returns, although we do not expect such investments to be a substantial portion of our portfolio. We expect that the senior debt we invest in will generally have stated terms of three to ten years and that the subordinated debt we invest in will generally have stated terms of five to ten years. The debt instruments in which we invest typically are not rated by national rating agencies. If such instruments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which is commonly referred to as “junk.”

Through Credit Suisse Securities (USA), LLC, the dealer manager, we are offering on a best efforts, continuous basis shares of our common stock at an offering price equal to our most recently determined net asset value per share, which was $10.22 as of December 31, 2014. The offering price of our common stock at any closing will be equal to our most recently determined net asset value per share.

As this is our initial public offering, there has been no public market for, or historical valuation of, our common stock. All subscription payments will be placed in an account held by the escrow agent, American Stock Transfer & Trust Company, LLC, pending release to us. The minimum initial purchase by each individual investor is $50,000 in shares of our common stock. The minimum initial subsequent investment is $10,000 in shares of our common stock. Subsequent investments greater than $10,000 must be made in $1,000 increments. Any minimum investment requirement may be reduced in our sole discretion. The investment minimums for subsequent purchases do not apply to shares purchased pursuant to our distribution reinvestment plan.

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a complete loss of investment. See “Risk Factors” beginning on page 28 to read about the risks you should consider before buying shares of our common stock.

•	This is an initial public offering.

•	You should not expect to be able to sell your shares regardless of how we perform.

•	If you are able to sell your shares, you will likely receive less than your purchase price.

•	We do not intend to list our shares on any securities exchange during or for what may be a significant time after the first closing of this offering, and we do not expect a secondary market in the shares to develop.

•	Beginning with the calendar quarter ended December 31, 2015, we may, from time to time, determine to repurchase a portion of the shares of our common stock, and if we do, we expect that only a limited number of shares will be eligible for repurchase. In addition, any such repurchases will be at a price equal to our most recently determined net asset value per share, which may be at a discount to the price at which you purchased shares of common stock in this offering and limited to up to 5.0% of the shares of our common stock outstanding at the end of the immediately preceding calendar quarter.

•	You should consider that you may not have access to the money you invest for an indefinite period of time.

•	An investment in our shares is not suitable for you if you need access to the money you invest. See “Suitability Standards,” and “Share Liquidity Strategy.”

•	Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn.

•	Our distributions, if any, may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We were recently formed and, therefore, have not been in the business described in this prospectus for at least three years. We will file annual, quarterly and current reports, proxy statements and other information with the SEC. This information will be available free of charge by contacting us at One Madison Avenue, New York, New York 10010 or by telephone at (212) 325-2000. The SEC also maintains a website at http://www.sec.gov which contains such information.

Neither the SEC, nor the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Except as specifically required by the Investment Company Act of 1940, and the rules and regulations thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted.

	Per Share	Maximum Offering Amount(1)
Price to public (initial offering price)(2)	$10.22	$500,000,000
Sales load(3)	—	—
Net proceeds to the Company (before expenses)(1)(4)	$10.22	$500,000,000

(1)	There is no minimum amount for this offering.
(2)	Assumes all shares are sold at the initial offering price per share of $10.22, which was our net asset value per share as of December 31, 2014. The offering price is subject to increase or decrease depending, in part, on our net asset value.
(3)	Neither we nor the investors, directly, or indirectly, will pay the dealer manager a sales load in connection with this offering. See “Plan of Distribution.” The Adviser will pay the dealer manager a fee of up to 1.5% of the gross proceeds from the sale of shares in this offering. The Adviser will also pay the dealer manager an annual fee of up to 0.50% of our gross assets. The fees paid by the Adviser to the dealer manager are not subject to reimbursement by us.
(4)	We estimate that we will incur in connection with this offering approximately $1,500,000 of offering expenses (approximately 0.30% of the gross proceeds, assuming gross proceeds of $500,000,000).

 An investment in our shares is NOT a bank deposit and is NOT insured by the Federal Deposit Insurance Corporation or any other government agency.

Credit Suisse Securities (USA), LLC

Prospectus dated             , 2015

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement we have filed with the SEC, in connection with a continuous offering process, to raise capital for us. As we make material investments or have other material developments, we will periodically provide a prospectus supplement or may amend this prospectus to add, update or change information contained in this prospectus. We will seek to avoid interruptions in the continuous offering of our common stock, but may, to the extent permitted or required under the rules and regulations of the SEC, supplement the prospectus or file an amendment to the registration statement with the SEC. However, there can be no assurance that our continuous offering will not be interrupted during the SEC’s review of any such amendment.

You should rely only on the information contained in this prospectus. The dealer manager is Credit Suisse Securities (USA), LLC, which we refer to in this prospectus as the dealer manager. Neither we nor the dealer manager has authorized any other person to provide you with information different from that which is contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the dealer manager is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus during the offering period to reflect material changes to the disclosure contained herein.

Any statement that we make in this prospectus may be modified or superseded by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement.

i

SUITABILITY STANDARDS

The following are our suitability standards for investors which are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with its continuous offering of common stock under this registration statement.

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for our common stock, which means that it may be difficult to sell shares. As a result, we have established suitability standards which require, among other things, for investors (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase our common stock if the donor or grantor is the fiduciary) to have either (i) a net worth (not including home, home furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000 or (ii) a net worth (not including home, home furnishings and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structure; (2) is able to bear the economic risk of the investment based on the prospective investor’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of our common stock, (d) the restrictions on transferability of our common stock, and (e) the tax consequences of the investment.

In addition, we will not sell shares in this offering to investors in the states named below unless they meet special suitability standards.

Alabama — In addition to the general suitability standards stated above, investors who reside in the state of Alabama must have a liquid net worth of at least 10 times their investment in us and our affiliates.

California — Investors must have either (a) net worth of at least $350,000, or (b) an annual gross income of at least $75,000 and a minimum net worth of at least $150,000. In addition, the state of California requires that each California investor will limit his or her investment in our common stock to a maximum of 10% of his or her net worth.

Idaho — Investors who reside in the state of Idaho must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Idaho investor’s total investment shall not exceed 10% of his or her liquid net worth. (The calculation of liquid net worth shall include only cash plus cash equivalents. Cash equivalents include assets which may be convertible to cash within one year.)

Iowa — Investors who reside in the state of Iowa must have either (a) a minimum net worth of $300,000 or (b) an annual gross income of $70,000 and a net worth of $100,000. In addition, an investor’s investment in this program and affiliated non-traded business development companies cannot exceed 10% of the Iowa resident’s liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kansas — In addition to the general suitability requirements described above, the Office of the Kansas Securities Commissioner recommends that investors limit their aggregate investment in our shares and other similar investments to not more than 10% of their liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky — An investor must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, a Kentucky investor’s total investment in us shall not exceed 10% of his or her liquid net worth.

Maine — The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities. A Maine investor cannot participate in the distribution reinvestment plan unless he/she contacts American Stock Transfer & Trust Company, LLC, the administrator of the distribution reinvestment plan, and makes a voluntary election to participate in the distribution reinvestment plan.

Massachusetts — An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A Massachusetts investor’s aggregate investment in us may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Michigan — In addition to the suitability standards above, the state of Michigan requires that each Michigan investor limit his or her investment in us to a maximum of 10% of his or her net worth.

Nebraska — Nebraska investors must meet the definition of “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. As a result, in order for a Nebraska investor to purchase shares of common stock in this offering, he or she must meet one of the following suitability standards: (i) an individual net worth (or joint net worth with spouse) in excess of $1 million (excluding the value of the investor’s primary residence); or (ii) individual income (without including any income of the investor’s spouse) in excess of $200,000, or joint income with spouse in excess of $300,000 in each of the two most recent years and who reasonably expects to reach the same income level in the current year. An investor must limit his/her investment in us and in the securities of any other direct participation programs (including real estate investment trusts, oil and gas programs, equipment leasing programs, business development companies and commodity pools) to 10% of such investor’s net worth.

New Jersey — New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.

New Mexico — In addition to the general suitability requirements described above, a New Mexico investor’s aggregate investment in us, our affiliates and in other non-traded business development companies may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

North Carolina — Investors who reside in the state of North Carolina must have either (i) a minimum liquid net worth of $85,000 and minimum annual gross income of $85,000 or (ii) a minimum liquid net worth of $300,000.

North Dakota — In addition to the general suitability requirements described above, our shares will only be sold to residents of North Dakota who represent that they have a net worth of at least ten times their investment in us.

Ohio — In addition to the general suitability requirements described above, an Ohio investor’s aggregate investment in us, shares of our affiliates and in other non-traded business development company programs may not exceed ten percent (10%) of his, her or its liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

Oklahoma — In addition to the general suitability requirements described above, purchases by Oklahoma investors in us should not exceed 10% of their net worth (not including home, home furnishings and automobiles).

Oregon — In addition to the suitability standards described above, each Oregon investor will limit his or her investment in us and our affiliates to a maximum of 10% of his or her net worth.

Tennessee — Investors who reside in the state of Tennessee must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (ii) a minimum net worth of $500,000 exclusive of home, home furnishings and automobile. Additionally, Tennessee residents’ investment in us must not exceed 10% of their liquid net worth.

Texas — Investors who reside in the state of Texas must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000, or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Texas investor’s total investment in us shall not exceed 10% of his or her liquid net worth. For this purpose, “liquid net worth” is determined exclusive of home, home furnishings and automobiles.

Vermont — In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investors total assets (not including home, home furnishings, or automobiles) minus total liabilities.

The minimum initial purchase by each individual investor is $50,000 in shares of our common stock. The minimum initial subsequent investment is $10,000 in shares of our common stock. Subsequent investments greater than $10,000 must be made in $1,000 increments. Any minimum investment requirement may be reduced in our sole discretion. The investment minimums for subsequent purchases do not apply to shares purchased pursuant to our distribution reinvestment plan.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the shares of our stock or by the beneficiary of the account.

These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our common stock, our investment objective and the relative illiquidity of our stock, shares of our stock are an appropriate investment for those of you who become stockholders. The dealer manager must make every reasonable effort to determine that the purchase of shares of our stock is a suitable and appropriate investment for each stockholder based on information provided by the stockholder in the subscription agreement. In addition, the dealer manager may implement higher suitability standards for certain investors. We and the dealer manager will maintain for six (6) years records of the information used to determine that an investment in shares of our stock is suitable and appropriate for a stockholder.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Benefit Plan Investor Considerations.”

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Except as otherwise indicated, the terms:

•	“we,” “us,” “our,” and the “Company,” refer to Credit Suisse Park View BDC, Inc., a Maryland corporation, and its subsidiaries for the periods after its conversion to a Maryland corporation described elsewhere in this prospectus and to Credit Suisse Corporate Credit Solutions, LLC, a Delaware limited liability company, for the periods prior to its conversion to a Maryland corporation described elsewhere in this prospectus;

•	the “Adviser” refers to Credit Suisse Asset Management, LLC, a wholly owned, indirect subsidiary of Credit Suisse and our investment adviser and Co-Administrator;

•	“Credit Suisse” refers to Credit Suisse Group AG and its affiliated entities;

•	“CIG” refers to the Credit Investments Group of the Asset Management business of Credit Suisse;

•	“CCS Group” refers to the Corporate Credit Solutions Group within the CIG business (and previously within the Global Credit Products business within Credit Suisse’s Investment Banking division); and

•	“Administrators” refers to the Adviser, as our Co-Administrator, and State Street Bank and Trust Company (“State Street”), our administrator.

Credit Suisse Park View BDC, Inc.

We are an externally managed specialty finance company that is a closed-end, non-diversified investment management company recently formed by the Asset Management business of Credit Suisse to focus on lending to middle-market companies. We are managed by the Adviser subject to the supervision of our Board of Directors, a majority of whom are independent.

Our investment objective is to generate current income, and to a lesser extent, capital appreciation through direct investments in secured debt (including first and second lien senior secured loans), unsecured debt (including mezzanine debt) and, to a lesser extent, equity securities. We invest primarily in middle-market U.S. companies, which our Adviser believes are underserved by traditional lenders such as commercial banks and have limited access to public debt markets. The term “middle-market” generally refers to companies with earnings before interest expense, income tax expense, depreciation and amortization, or “EBITDA,” between $5 million and $75 million annually. The term “mezzanine” generally refers to a loan that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. We expect to make investments through both primary originations and open-market secondary purchases. We expect to invest across a number of different industries. We expect that our investments will typically have maturities between three and ten years and generally range in size between $5 and $50 million. The debt instruments in which we invest typically are not rated by national rating agencies. If such instruments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which is commonly referred to as “junk.” If we are successful in achieving our investment objective, the Adviser believes that we will be able to provide our stockholders with consistent dividend distributions and attractive risk-adjusted total returns.

In addition to investments in U.S. middle-market companies, we may, subject to the limitations in the Investment Company Act of 1940, as amended (the “1940 Act”), invest a portion of our capital in opportunistic investments, such as in large U.S. companies, foreign companies, stressed or distressed debt, structured products or private equity. The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating, although these types of investments generally will constitute less than 30% of our total assets. See “Regulation – Business Development Company Regulation: Qualifying Assets.”

In October 2014, we entered into a senior secured revolving credit facility (the “Credit Facility”) with Capital One, N.A., as administrator, and various lenders. The Credit Facility has a maturity date of October 31, 2019. The Credit Facility provides for borrowings in an aggregate amount of $75 million, with an accordion feature permitting us to seek an increase of the total commitments up to a total facility size of up to $300 million, subject to certain conditions. Borrowings under the Credit Facility bear interest at a per annum rate of London - Interbank Offered Rate (“LIBOR”) plus 2.75%. We intend to use the borrowings available under the Credit Facility to fund new and follow-on investments. As of January 30, 2015, we had borrowings of $36.5 million outstanding under the Credit Facility.

We are a closed-end, non-diversified investment management company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act. As a BDC, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation.” We intend to elect to be treated for federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income, asset diversification and minimum distribution requirements.

Corporate History and Information

We were formed as Credit Suisse Corporate Credit Solutions, LLC, a Delaware limited liability company, on August 5, 2014, by the Asset Management business of Credit Suisse. On January 30, 2015, we converted to a Maryland corporation and changed our name to Credit Suisse Park View BDC, Inc. The CCS Group, founded in late 2011, was the middle-market direct lending platform within the Credit Suisse Investment Banking division’s top-ranked leveraged finance business, deploying Credit Suisse’s capital directly into lending opportunities that fell outside Credit Suisse’s traditional syndicated loan effort. During this period, the CCS Group’s mandate was to source middle-market lending opportunities by leveraging the CCS Group’s proprietary network of middle-market participants, including, but not limited to, private equity firms, M&A/transaction/debt advisory services companies and intermediaries, lawyers and accountants as well as the origination channels and domain expertise of the broader Credit Suisse organization. These Credit Suisse origination channels have included both the Private Banking & Wealth Management and the Investment Banking divisions of Credit Suisse. On September 5, 2014, the CCS Group and its investment team (the “CCS Team”) moved to the Adviser and became responsible for sourcing and managing investments for us. The CCS Team will employ the same investment strategy and mandate as the CCS Group and will continue to benefit from an ongoing affiliation with Credit Suisse, which we believe represents a unique asset as it offers exclusive access to a broad and often proprietary flow of investment opportunities in addition to allowing the CCS Team to gather important market intelligence critical to the evaluation of prospective investments. Further, our affiliation with CIG, which focuses on larger companies than those targeted by us, is expected to provide additional sourcing capabilities, as well as expertise, that should enable us to further enhance returns across a broad range of attractive middle-market lending opportunities.

In order to expedite the ramp up of our investment activities and further our ability to meet our investment objective, on September 5, 2014, Credit Suisse Alternative Capital, LLC, an indirect, wholly owned subsidiary of Credit Suisse, made an approximately $221 million capital contribution to us. We then used the proceeds from the capital contribution to purchase from Credit Suisse Loan Funding LLC, an indirect, wholly owned subsidiary of Credit Suisse, an approximately $206 million portfolio of primarily senior secured loans, originated and structured by the CCS Team over the last two and a half years while operating as part of the Global Credit Products business within the Investment Banking division of Credit Suisse using Credit Suisse’s proprietary capital. An independent third-party valuation service determined that the valuation of the initial portfolio we purchased was within an acceptable range of values. Separately, prior to the purchase of our portfolio, the valuation was approved by our Board of Directors based in part on a review of the third-party valuation report.

Our principal executive offices are located at One Madison Avenue, New York, New York 10010, and our telephone number is (212) 325-2000.

Portfolio Composition

We expect that our investments will typically have maturities between three and ten years and will generally range in size from $5 million to $50 million. We may also selectively invest in larger positions, and we generally expect that the size of our positions will increase in proportion to the size of our capital base. Pending such investments, we may reduce our outstanding indebtedness or invest in cash, cash equivalents, U.S. government securities and other high-quality debt investments with maturities of one year or less. In the future, we may adjust opportunistically the percentage of our assets held in various types of loans, our principal loan sources and the industries to which we have greatest exposure, based on market conditions, the credit cycle, available financing and our desired risk/return profile.

As of December 31, 2014, our investment portfolio of $249.1 million (at fair value) consisted of investments in 19 portfolio companies, as compared to $201.7 million (at fair value) consisting of investments in 16 portfolio companies as of September 5, 2014. As of December 31, 2014, our portfolio was comprised of 99.4% senior secured loans (including 44.5% first lien debt, 49.2% first lien unitranche and/or criss-cross collateral debt and 5.7% second lien debt) and 0.6% equity and other investments at fair value, of which 90.5% of the portfolio was invested in floating-rate debt, 8.9% was invested in fixed-rate debt, and the remainder in equity and other investments. As of September 5, 2014, our portfolio was comprised of 99.2% senior secured loans (including 64.2% first lien debt, 32.0% first lien unitranche and/or criss-cross collateral debt, 3.0% second lien debt) and 0.8% equity and other investments at fair value, of which 83.7% of the portfolio was invested in floating-rate debt, 15.5% was invested in fixed-rate debt, and the remainder in equity and other investments. See “Portfolio Companies.”

The weighted average yield on all of our current debt investments at December 31, 2014 was approximately 10.7% (10.4% excluding PIK interest), as compared to approximately 10.5% (10.1% excluding PIK interest) at September 5, 2014. The weighted average yield was computed using the effective interest rates for all of our debt investments to maturity from December 31, 2014 and September 5, 2014, respectively. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before payment of all of our fees and expenses. There can be no assurance that the weighted average yield will remain at its current level.

During the period from September 6, 2014 (immediately after we acquired our initial portfolio) through December 31, 2014, we invested approximately $82.8 million (face value) in seven portfolio companies, including five new portfolio companies. Of these new investments, 100.0% were senior secured loans (including 32.5% first lien debt, 50.0% first lien unitranche and/or criss-cross collateral debt and 17.5% second lien debt) at fair value, of which 98.4% of the new investments were floating-rate debt and 1.6% was in fixed-rate debt.

Credit Suisse Asset Management, LLC

Credit Suisse Asset Management, LLC serves as our investment adviser. The Adviser is part of Credit Suisse’s Asset Management business, which has approximately 2,100 employees globally. Credit Suisse provides its clients with investment banking and private banking and wealth management services worldwide. The Asset Management business of the Private Banking & Wealth Management division of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. With offices in 18 countries, Credit Suisse’s Asset Management business operates as a globally integrated network to deliver Credit Suisse’s best investment ideas and capabilities to clients around the world. As of September 30, 2014, the Adviser managed assets of approximately $79.2 billion in the Americas and managed assets of approximately $409.3 billion worldwide.

On September 5, 2014, the CCS Team, led by Jens Ernberg and Thomas Hall, moved from the Investment Banking division of Credit Suisse to the Adviser within Credit Suisse’s Asset Management business. The CCS Team is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis.

The CCS Team and other investment professionals of the Adviser have experience in the capital markets, including work on deal origination, due diligence, transaction structuring, and portfolio management in the public and private markets across a wide spectrum of securities and industries. The Adviser believes that the experience of its investment professionals, and the CCS Team in particular, should position us to achieve attractive risk-adjusted returns.

The investment approach of the CCS Team is primarily to originate and invest in loans to middle-market companies and generally focuses on the following:

•	investing in adjustable-rate, senior secured investment opportunities;

•	maintaining a principal preservation/absolute return focus;

•	investing capital in a disciplined manner with an eye towards finding opportunities in both positive and negative markets, without attempting to time markets; and

•	evaluating investment opportunities on a risk-adjusted return basis.

We are currently employing the investment approach and strategy the CCS Team developed and implemented over the past three years of investing in middle-markets. The approach focuses on our objective of generating current income, and to a lesser extent, capital appreciation.

Risk Factors

This is an initial public offering. An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. Risks involved in an investment in our common stock include (among others) the following:

•	We are a new company and have no operating history.

•	We will have broad discretion over the use of proceeds from this offering and have not identified any specific investments that we will make with the proceeds from this offering.

•	Changes in interest rates may increase our cost of capital, reduce the ability of our portfolio companies to service their debt obligations and decrease our net investment income.

•	Price declines in the corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation.

•	We will be dependent upon certain investment professionals of the Adviser for our future success.

•	Our future success will be dependent on our continuing relationship with Credit Suisse.

•	The amount of any distributions we may make is uncertain.

•	Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our offering. We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions, which may reduce the amount of capital we ultimately invest in assets.

•	Because our business model depends to a significant extent upon relationships with corporations, financial institutions and investment firms, the inability of the Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our ability to grow our portfolio and the investment opportunities available to us.

•	The value of our portfolio securities may not have a readily available market price and, in such a case, we will value these securities at fair value as determined in good faith by our Board of Directors, which valuation is inherently subjective and may not reflect what we may actually realize for the sale of the investment.

•	We may make investments that could give rise to a conflict of interest.

•	The Management Fee and Incentive Fee may induce the Adviser to make certain investments, including speculative investments.

•	The Adviser has no prior experience managing a BDC.

•	We may be obligated to pay the Adviser the Incentive Fee even if we incur a net loss due to a decline in the value of our portfolio.

•	Our ability to enter into transactions with certain of our affiliates will be restricted.

•	The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

•	Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

•	We may make investments in other funds, which could cause our stockholders to indirectly bear additional fees.

•	To the extent original issue discount constitutes a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.

•	Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

•	The success of this offering is dependent, in part, on the ability of the dealer manager to implement its business strategy and retain key employees. The dealer manager also serves as the dealer manager for the distribution of securities of other issuers and may experience conflicts of interest as a result.

•	If we are unable to raise substantial funds in our ongoing, continuous “best efforts” offering, we will be limited in the number and type of investments we may make, and the value of your investment in our common stock may be reduced in the event our assets underperform.

•	Our common stock is not listed on an exchange or quoted through a quotation system and will not be listed for the foreseeable future, if ever. Therefore, our stockholders will have limited liquidity and may not receive a full return of invested capital upon selling their shares of common stock.

•	Investors will be subject to transfer restrictions.

•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

Market Opportunity

The Adviser believes the middle-market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns as a result of a combination of the following factors:

Limited Availability of Capital for Middle-Market Companies. The Adviser believes that regulatory and structural changes in the market have reduced the amount of capital available to middle-market companies. Specifically, the Basel III accord, the adoption of the Dodd-Frank Act and recent regulations implemented by the Federal Reserve, the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation are expected to significantly increase capital and liquidity requirements for banks, decreasing their capacity and appetite to hold non-investment grade loans on their balance sheets. In addition, the number of lenders serving the middle-market has declined as traditional participants, such as commercial banks and specialty finance companies, have consolidated and are pursuing larger opportunities and as many non-traditional lenders, often referred to as the “shadow banking sector” (e.g., hedge funds, private equity funds, mezzanine funds and structured vehicles) have struggled with illiquidity, been unable to satisfy investor expectations, or exited the market. Finally, while the institutional leveraged loan and high-yield bond markets have enjoyed significant investor interest in the past several years, middle-market companies are unable to access those markets as they fail to meet the size and liquidity requirements imposed by the institutional investor community.

Robust Demand for Debt Capital. The Adviser believes nearly 200,000 middle-market companies (defined for this purpose as generally those companies with revenues of between $10 million and $1 billion) will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. In addition, the Adviser believes the large amount of uninvested capital held by private equity funds will continue to drive deal activity. According to PitchBook Data, Inc., as of December 31, 2013, there was approximately $282.5 billion of uninvested capital held by private equity funds with between $100 million and $1 billion of assets under management that was raised from 2006 to 2013. The Adviser expects that private equity firms will continue to pursue acquisitions and to seek to leverage their equity investments with debt provided by companies such as us.

Compelling Investment Dynamics. The Adviser believes that the imbalance between the supply of, and demand for, middle-market debt capital creates transaction dynamics that offer opportunities to make investments with attractive risk-adjusted rates of return. In addition to commanding higher pricing, principally due to illiquidity, the directly negotiated nature of middle-market financings generally provides for more favorable terms to the lender, including more conservative leverage, stronger covenants and reporting packages, better call protection, and more restrictive change-of-control provisions. In addition, middle-market companies often have simpler capital structures than those of larger borrowers, which the Adviser believes facilitates a streamlined underwriting process and improves returns to lenders during a restructuring process. Further, middle-market default rates have historically been lower, and recovery rates higher, as compared to those of the larger, broadly syndicated market, which may lead to lower cumulative losses over time.

Disparate Financing Needs. Middle-market borrowers’ needs vary considerably based on company- or industry-specific circumstances. The Adviser believes that the number of capital providers with the capabilities and flexibility of mandate to deliver tailored “one-stop” solutions addressing the idiosyncratic needs of the market remains limited. The Adviser believes that the combination of the broad investment mandate offered by the BDC construct and the CCS Team’s experience in designing and investing in custom solutions across the capital structure positions us as a desirable lending partner to middle-market companies.

Distinctive Lender Capabilities. Lending to middle-market companies requires specialized due diligence and underwriting capabilities, as well as extensive ongoing monitoring. Middle-market lending also is generally more labor-intensive than lending to larger companies due to smaller investment sizes and the lack of publicly available information on these companies. We believe the Adviser’s experience and resources position us more strongly to lend to middle-market companies than many other capital providers.

Potential Competitive Advantages

We believe that we have the following competitive advantages over other middle-market lenders:

Experienced Investment Team. The CCS Team has more than 50 years of cumulative experience in middle-market advisory, leveraged lending, credit research, and debt restructuring, including founding and running the CCS Group platform within the Investment Banking division of Credit Suisse. The CCS Team expects to deploy the same disciplined and rigorous investment strategy on our behalf as it has for Credit Suisse since inception.

Distinctive Origination Platform. The CCS Team has developed a deep sourcing network comprised of professional management teams, private equity sponsors, investment bankers, middle-market M&A advisers, debt placement intermediaries, law firms, accounting professionals, business consultants, and restructuring advisers. In addition, the CCS Team has broadened its reach through partnering with commercial banks, specialty finance companies and other “club” investors to leverage their substantial origination infrastructure to identify, structure and fund investment opportunities. Finally, the CCS Team expects to continue to access proprietary deal flow from its affiliation with Credit Suisse’s Investment Banking and Private Banking & Wealth Management divisions.

Attractive Investment Profile. The CCS Team believes its experience and approach to middle-market lending will generate attractive risk-adjusted rates of return for investors while minimizing downside risk. The CCS Team currently expects that most of the investments we complete will consist of floating rate senior secured loans to private companies. As of December 31, 2014, our portfolio was comprised of 99.4% senior secured loans (including 44.5% first lien debt, 49.2% first lien unitranche and/or criss-cross collateral debt and 5.7% second lien debt) and 0.6% equity and other investments at fair value, of which 90.5% of the portfolio was invested in floating-rate debt, 8.9% was invested in fixed-rate debt, and the remainder in equity and other investments. Senior secured loans generally benefit from a first lien security interest in all of the issuer’s assets and rank senior in priority to all other securities in the capital structure. The CCS Team subjects each investment to a rigorous underwriting process that involves, among other things, meetings with management, conducting background checks on the company’s executive officers and, in certain cases, equity owners, evaluating industry dynamics and the company’s competitive position, visiting the company’s facilities, speaking with the company’s customers and vendors, reviewing historical and projected financial performance, and identifying potential legal, environmental or other liabilities that may impact the company’s prospects and ability to service the loans. In addition to contracting third party advisers to assist in tasks such as evaluating a borrower’s quality of earnings, the CCS Team has access to Credit Suisse’s investment bankers and strategists that offer additional perspectives on market dynamics, company valuations and relative pricing of risk. In addition to determining that there is adequate coverage in the form of hard assets or enterprise value for its loans, the CCS team also seeks to structure investments to include protections that minimize downside risks, such as requesting additional guarantees and requiring the company to agree to affirmative and negative covenants limiting, for example, its ability to incur additional debt or to distribute earnings or cash flows before the loans have been retired.

Flexible Investment Mandate. The CCS Team will employ a flexible, yet disciplined investment approach to generate attractive risk-adjusted returns based on company-specific considerations, prevailing market conditions, or transaction dynamics. While we will typically invest in senior secured floating rate debt, the CCS Team may determine that circumstances specific to the investment dictate that a second lien or mezzanine loan offers the most compelling relative value investment in the capital structure. Similarly, when market conditions result in tight credit spreads for primary originations, the CCS Team may selectively seek to acquire investments in the secondary markets, such as securities in stressed or distressed companies, or pursue opportunities in out-of-favor industries where risk is more attractively priced. The CCS Team has successfully invested in a wide range of transaction types across a broad cross-section of industries. This experience should position us to capitalize on market cycles by deploying capital in opportunities that the CCS Team perceives to have the greatest risk-adjusted return potential. In addition, the CCS Team focuses primarily on transactions where deal dynamics allow it to exert significant influence over the structure of the transaction, including the composition of the capital structure and the terms and pricing of the various tranches of debt.

Active Portfolio Monitoring. The Adviser closely monitors the investments in the portfolio and takes a proactive approach to identifying and addressing sector- or company-specific risks. The CCS Team receives and reviews detailed financial information from portfolio companies no less than quarterly in addition to maintaining regular dialogue with company management teams regarding current and forecasted performance. The vast majority of our investments have financial covenants that provide an early warning of potential problems facing borrowers, allowing lenders, including us, to identify and carefully manage risk.

Successful Affiliation with Credit Suisse. Our affiliation with Credit Suisse, a top-ranked leveraged loan arranger, provides differentiated access to investments with attractive risk-adjusted return profiles. The CCS Team believes that the platform positions the team to identify opportunities that are less competitive and offer greater ability to dictate terms and structure. We will enjoy the following benefits from our affiliation:

•	Brand Recognition. Credit Suisse’s brand recognition as a leading global investment bank and leveraged finance institution represents a distinctive competitive advantage for us in securing investment opportunities. The CCS Team believes middle-market companies with growth aspirations recognize the potential benefits of partnering with Credit Suisse and developing an investor following that may offer greater access to the institutional capital markets or expand liquidity options once they achieve those objectives. In addition, the CCS Team believes the affiliation with Credit Suisse positions us as a more desirable partner than competitive capital providers that may be less recognizable to borrowers.

•	Proprietary Deal Flow. Our ability to successfully leverage Credit Suisse’s global platform is expected to continue to result in a substantial flow of high quality investment opportunities. The CCS Team expects to maintain an active dialogue with senior members of Credit Suisse’s Investment Banking (including with its financial sponsors (private equity) group, industry coverage bankers, and its debt and its equity capital markets teams) and Private Banking & Wealth Management divisions that will result in a steady flow of opportunities, many of which are proprietary to Credit Suisse. Further, we will benefit from the capabilities and reach, industry expertise and sourcing capabilities of CIG, which, as of September 30, 2014, managed over $32.9 billion of debt investments across a broad universe of industries. The volume of deals with attractive transaction dynamics originated through the Credit Suisse platform has allowed the CCS Team to be highly selective in choosing investments to pursue and to close.

•	Access to Significant Credit Suisse Resources. We have access to the in-depth industry and capital markets knowledge of Credit Suisse’s investment bankers and strategists in evaluating, structuring and completing investments. The affiliation offers the CCS Team unique perspectives on how variables ranging from the macroeconomic environment to industry specific dynamics and leverage metrics impact the pricing of risk. In addition, the close interaction with investment bankers and capital markets professionals provides us and our portfolio companies with proprietary market insights, which allows us and them to capitalize on market windows to affect the most advantageous exits from existing investments.

•	Alignment of Incentives. Credit Suisse, through its indirect, wholly owned subsidiary, Credit Suisse Alternative Capital, LLC, made an approximately $221 million capital contribution to us in exchange for limited liability company interests and we used the proceeds from such investment to purchase a portfolio of loans originated and structured by the CCS Team. The large contribution helps further align the interests of the CCS Team and Credit Suisse and its employees with ours.

Credit Suisse Asset Management Platform. Credit Suisse’s Asset Management business (the “CSAM Business”) is one of the largest asset managers in the world, with $409.3 billion of assets under management as of September 30, 2014. The CSAM Business provides dedicated and distinct control and infrastructure functions focused on long-term sustainability and stewardship of its investment businesses. The CSAM Business has a dedicated global risk management team of professionals covering investment risk management, counterparty risk management, operational risk management and guideline monitoring. The CSAM Business has over 60 dedicated legal and compliance team members supported by nearly 800 professionals in Credit Suisse’s central legal and compliance department. The CCS Team will be able to leverage the CSAM Business’ support capabilities to our benefit, which will allow them to focus on managing our portfolio.

Investment Selection

The CCS Team has identified the following investment criteria and guidelines that it believes are important in evaluating prospective portfolio companies. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

Established Companies with Positive Cash Flow. We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability on an operating cash flow basis and that generate annual EBITDA of between $5 million and $75 million. We do not intend to invest in start-up companies that have not achieved sustainable profitability and cash flow generation or companies with speculative business plans.

Strong Competitive Position in Industry. We analyze the strengths and weaknesses of target companies relative to their competitors. The factors we consider include relative product pricing, product quality, customer loyalty, substitution risk, switching costs, patent protection, brand positioning and capitalization. We seek to invest in companies that have developed leading positions within their respective markets, are well positioned to capitalize on growth opportunities and operate businesses or are in industries with significant barriers to entry. We seek companies that demonstrate advantages when compared to their competitors, which may help to protect their market position and profitability.

Experienced Management Team. We seek to invest in companies that have experienced management teams. We also seek to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in concert with its interests as investors.

Diversified Customer and Supplier Base. We generally seek to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.

Exit Strategy. We seek to invest in companies that we believe will provide a steady stream of cash flow to repay our debt investments and reinvest in their respective businesses. We expect that the primary means by which we exit our debt investments will be through the repayment of our investment by internally generated cash flow. In addition, we will seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repayment, such as through a strategic acquisition by other industry participants, an initial public offering of common stock, a recapitalization or another transaction in the capital markets.

Investment Process Overview

Origination and Sourcing. The Adviser sources portfolio investments from a variety of different investment sources, including among others, management teams, financial intermediaries and advisers, investment bankers, private equity sponsors, family offices, accounting firms and law firms. The Adviser has and will also continue to source deal flow and referrals from Credit Suisse, including the Investment Banking and Private Banking & Wealth Management divisions of Credit Suisse. We believe that the breadth and depth of experience of the CCS Team across different industries and transaction types makes the CCS Team particularly qualified to source, analyze and execute investment opportunities.

Due Diligence Process. The process through which an investment decision is made involves extensive research into the company, its industry, its growth prospects and its ability to withstand adverse conditions. If one or more of the members of the CCS Team responsible for the transaction determine that an investment opportunity should be pursued, the CCS Team will engage in an intensive due diligence process. Though each transaction will involve a somewhat different approach, the Adviser’s diligence of each opportunity may include:

•	understanding the purpose of the loan, the key personnel and variables, as well as the sources and uses of the proceeds;

•	meeting the company’s management, including top and middle-level executives, to get an insider’s view of the business, and to probe for potential weaknesses in business prospects;

•	checking management’s backgrounds and references;

•	performing a detailed review of historical financial performance, including performance through various economic cycles, and the quality of earnings;

•	contacting customers and vendors to assess both business prospects and standard practices;

•	conducting a competitive analysis, and comparing the company to its main competitors on an operating, financial, market share and valuation basis;

•	researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives;

•	assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth;

•	leveraging Credit Suisse’s internal resources with institutional knowledge of the company’s business; and

•	investigating legal and regulatory risks and financial and accounting systems and practices.

Selective Investment Process. After an investment has been identified and preliminary diligence has been completed, a credit research and analysis report is prepared. This report is reviewed by the senior members of the CCS Team in charge of the potential investment. If these senior and other investment professionals are in favor of the potential investment, then a more extensive due diligence process is employed. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third-party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis.

Structuring and Execution. Approval of an investment requires the unanimous approval of our Investment Committee. The Investment Committee includes Messrs. Ernberg and Hall, each a senior investment professional of the CCS Team, and one Credit Suisse representative. Currently, the Credit Suisse representative on the Investment Committee is John G. Popp, our Chief Executive Officer and President and a member of our Board of Directors. Once the Investment Committee has determined that a prospective portfolio company is suitable for investment, the CCS Team works with the management or sponsor of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure and terms of the investment.

Portfolio Monitoring. The Adviser monitors our portfolio companies on an ongoing basis. The Adviser monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for us with respect to each company. The Adviser has a number of methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the portfolio company’s industry;

•	attendance at, and participation in, board meetings; and

•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

Managerial Assistance

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must also either control the issuer of the securities or offer to make available to the issuer of the securities (other than small and solvent companies described in the 1940 Act) significant managerial assistance without the issuer having to request such assistance. This assistance can involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and reimburse the Adviser, as our Co-Administrator, for its allocated costs in providing this assistance. See “Regulation.”

Estimated Use of Proceeds

We intend to use the net proceeds from this offering to make investments in accordance with our investment objective and by following the strategies described in this prospectus. We may also use net proceeds to repay outstanding indebtedness under the Credit Facility entered into by us prior to the completion of this offering. However, we have not established limits on the use of proceeds nor have we established a limit on the amount of offering proceeds we may use for distributions or for working capital purposes. See “Estimated Use of Proceeds.”

Based on prevailing market conditions, and depending on our evaluation of the investment opportunities then available, we anticipate that we will invest the proceeds from each subscription closing generally within 30 to 90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our status as a BDC and our intention to qualify as a RIC. During this time, we may also use a portion of the net proceeds to pay our operating expenses, including any indebtedness under the Credit Facility entered into by us, and fund distributions to stockholders.

Distribution Policy

Subject to our Board of Directors’ discretion and applicable legal restrictions, we expect to authorize and pay quarterly distributions beginning no later than the first full calendar quarter after the first closing of this offering. We may fund our cash distributions to stockholders from any source of funds available to us. Because we intend to qualify as a RIC, we intend to distribute at least 90% of our annual net investment income to our stockholders. However, there can be no assurance that we will be able to pay distributions at a specific rate or at all.

Each year, a statement on Internal Revenue Service Form 1099-DIV identifying the source of the distribution will be mailed to our stockholders. Our distributions may exceed our earnings, which we refer to as a return of capital, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. Our use of the term “return of capital” merely means distributions in excess of our earnings and as such may constitute a return on your individual investments and does not mean a return on capital. The tax basis of shares of common stock must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares. Return of capital distributions in excess of a stockholder’s remaining tax basis will be taxable as capital gains. Therefore investors are advised that they should be aware of the differences with our use of the term “return of capital” and “return on capital.” See “Distributions.”

We have adopted an “opt-out” distribution reinvestment plan pursuant to which a stockholder will have the full amount of his/her cash distributions reinvested in additional shares of our common stock unless they elect otherwise. See “Distribution Reinvestment Plan.”

Plan of Distribution

We are offering on a best efforts, continuous basis shares of our common stock at an offering price equal to our then most recently determined net asset value, which was $10.22 at December 31, 2014. The dealer manager is Credit Suisse Securities (USA), LLC, which is a member of the Financial Industry Regulatory Authority, or FINRA, and the Securities Investor Protection Corporation, or SIPC. The dealer manager is not required to sell any specific number or dollar amount of shares, but has agreed to use its best efforts to sell the shares offered. The minimum initial purchase by each individual investor is $50,000 in shares of our common stock. The minimum initial subsequent investment is $10,000 in shares of our common stock. Subsequent investments greater than $10,000 must be made in $1,000 increments. Any minimum investment requirement may be reduced in our sole discretion. The investment minimums for subsequent purchases do not apply to shares purchased pursuant to our distribution reinvestment plan.

We expect to hold our first closing on or about February 27, 2015. Beginning in February 2015 through December 31, 2015, we may accept subscriptions as of the final business day of each month. Thereafter, we will accept subscriptions as of the final business day of each calendar quarter. We will sell our shares on a continuous basis at monthly and quarterly closings, as the case may be, at an offering price equal to our then most recently determined net asset value per share. However, we may determine not to hold a closing and not to accept subscriptions in any given month or quarter, as applicable, at our discretion.

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for our common stock, which means that investors will likely have limited ability to sell their shares. As a result, we have established suitability standards which require, among others, for investors (or, in the case of sales to fiduciary accounts, that the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase our common stock if the donor or grantor is the fiduciary) to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000 or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structure; (2) is able to bear the economic risk of the investment based on the prospective investor’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of our common stock, (d) the restrictions on transferability of our common stock, and (e) the tax consequences of the investment. For additional information, including enhanced suitability standards in a number of states and for certain investors, see “Suitability Standards.”

How to Subscribe

Investors who meet the suitability standards described in this prospectus may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read the entire final prospectus and the current supplement(s), if any, accompanying the final prospectus.

•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included as Appendix A.

•	(i) Deliver a completed hard copy of the subscription agreement to your registered representative or American Stock Transfer & Trust Company, LLC, as transfer agent on our behalf, (ii) deliver an electronic copy of the completed subscription agreement to ai.fundclosings@credit-suisse.com, and (iii) pay the full purchase price of the shares either (a) by bank-wire transfer of immediately available funds to the account of American Stock Transfer & Trust Company, LLC, as escrow agent on our behalf pursuant to the wiring information set forth in the subscription agreement or (b) by delivering a check with your subscription agreement to American Stock Transfer & Trust Company, LLC, as escrow agent on our behalf at the address set forth in the subscription agreement. The minimum initial purchase by each individual investor is $50,000 in shares of our common stock. The minimum initial subsequent investment is $10,000 in shares of our common stock. Subsequent investments greater than $10,000 must be made in $1,000 increments. Any minimum investment requirement may be reduced in our sole discretion. The investment minimums for subsequent purchases do not apply to shares purchased pursuant to our distribution reinvestment plan. Pending acceptance of your subscription, proceeds will be deposited into an account for your benefit.

•	By executing the subscription agreement and paying the full purchase price for the shares subscribed for, each investor attests that he or she meets the minimum income and net worth standards as stated in the subscription agreement.

A sale of the shares may not be completed until at least five business days after the subscriber receives our final prospectus as filed with the SEC pursuant to Rule 497 of the Securities Act of 1933, as amended, or Securities Act. Within ten business days of our receipt of each completed subscription agreement, we will accept or reject the subscription. If we accept the subscription, we will send a confirmation by mail or electronically (as determined by the subscriber pursuant to the subscription agreement) within three business days after the closing date. We expect to close on subscriptions that we have received and accepted on a monthly basis beginning in January 2015 through December 31, 2015. Thereafter, we expect to close on subscriptions that we have received and accepted on a quarterly basis. If for any reason we reject the subscription, we will return the check and the subscription agreement, without interest, within ten business days after rejecting it.

Pending any closing of this offering, all subscription payments will be placed in an account held by our escrow agent, American Stock Transfer & Trust Company, LLC, pending release to us.

Share Liquidity Strategy

Within seven years following the first closing of this offering, we intend to seek to complete a liquidity event for our stockholders. We will view our offering stage as complete as of the termination date of our most recent public equity offering, which will include this offering and any follow-on offering. A liquidity event could include: (i) listing our shares on a national securities exchange; (ii) a merger or another transaction approved by our Board of Directors in which our stockholders will receive cash or shares of a publicly traded company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. We refer to the aforementioned scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions will be favorable during that timeframe. There can be no assurance that we will complete a liquidity event within this timeframe or at all. As a result, an investment in our common stock is not suitable if you require short-term liquidity with respect to your investment in us. See “Share Liquidity Strategy.”

Beginning with the calendar quarter ending December 31, 2015, from time to time, we may determine to repurchase shares of our common stock to allow our stockholders to sell their shares back to us at a price equal to our most recently determined net asset value per share. We expect that any such share repurchases will include numerous restrictions that limit your ability to sell your shares. Our Board of Directors will determine, in its sole discretion, the number of shares to be repurchased during any period; provided that we intend to limit any such repurchases during a calendar quarter to up to 5.0% of the shares of common stock outstanding at the end of the immediately preceding calendar quarter. The limitations and restrictions relating to any share repurchases by us may prevent us from accommodating all repurchase requests made in any quarter. See “Share Liquidity Strategy.”

Adviser Fees

We pay the Adviser a fee for its services under the Investment Advisory Agreement. The fee consists of two components: a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).

Management Fee

The Management Fee is payable monthly in arrears at an annual rate of 1.75% of our average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of our two most recently completed calendar months. Beginning on January 1, 2016, the Management Fee will be payable quarterly in arrears at an annual rate of 1.75% of our average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of our two most recently completed calendar quarters. Until such time, if any, as our common stock is listed on a national securities exchange, the Adviser has agreed to waive its right to receive 0.25% of the Management Fee such that the annual rate at which the Management fee is calculated is 1.50% of our average gross assets, rather than 1.75%. After any listing of our common stock on a national securities exchange, the Management Fee will be payable quarterly in arrears at an annual rate of 1.75% of our average gross assets, including cash and cash equivalents and assets purchased with borrowed amounts, at the end of each of the two most recently completed calendar quarters. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters. For purposes of the Investment Advisory Agreement, gross assets means our total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts. In the event our shares are listed on a national securities exchange, gross assets shall include cash and cash equivalents and assets purchased with borrowed amounts.

Incentive Fee

The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on our income and a portion is based on our capital gains:

•	Income-Based Incentive Fee: The portion of the Incentive Fee based on income is determined and paid quarterly in arrears, commencing with the quarter ending September 30, 2014, by reference to our aggregate pre-Incentive Fee net investment income, as adjusted, from the immediately preceding calendar quarter. The aggregate pre-Incentive Fee net investment income at the immediately preceding calendar quarter (the “Ordinary Income”), expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “performance threshold”

of 1.75% per quarter (7% annualized). For the avoidance of doubt, pre-Incentive Fee net investment income is net of all our fees and expenses, including the Management Fee but excluding any Incentive Fee paid.

“Ordinary Income” means consolidated interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees but excluding fees for providing significant managerial assistance) accrued by us during the calendar quarter, minus our operating expenses for the quarter (including the Management Fee, any expenses whether incurred directly by us or incurred by the Adviser on our behalf, including expenses under any dealer manager or similar agreement between us and any dealer manager (a “Placement Agent Agreement”) and any administration agreement with an administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee (both on income and capital gains). Ordinary Income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), consolidated accrued income that we have not yet received in cash. Ordinary Income does not include any realized capital gains, realized capital losses or unrealized capital depreciation.

Ordinary Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7% annualized). We will pay the Adviser an Incentive Fee with respect to our Ordinary Income in each calendar quarter as follows:

(A)	no Incentive Fee in any calendar quarter in which our Ordinary Income does not exceed the hurdle rate;

(B)	100% of our Ordinary Income with respect to that portion of such Ordinary Income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

(C)	20% of the amount of our Ordinary Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

These calculations will be appropriately pro rated for any period of less than three months and appropriately adjusted for any share issuances or repurchases during the current quarter.

•	Capital Gains-Based Incentive Fee: The portion of the Incentive Fee based on capital gains is calculated on an annual basis and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as applicable). For each period beginning on January 1 of each calendar year and ending on December 31 of the calendar year or, in the case of our first and last year, the appropriate portion thereof (each, an “Annual Period”), the Adviser will receive an Incentive Fee equal to 20% of the difference, if positive, of the sum of our aggregate realized capital gains, if any, computed net of our aggregate realized capital losses, if any, and our aggregate unrealized capital depreciation, if any, in each case from the beginning of the Annual Period until the end of such annual period. For the avoidance of doubt, unrealized capital gains are excluded from the calculation above. The capital gains-based Incentive Fee is payable commencing with the Annual Period in which the date of the effectiveness of the Investment Advisory Agreement occurred.

Conflicts of Interest

The Adviser may develop an investment program in which it manages or advises multiple clients (including clients in which Credit Suisse and its personnel have an interest) that have investment objectives that are similar to our investment objective and may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as us. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in regulated industries, small capitalization and initial public offerings/new issues), where the liquidity of such investment opportunities is limited or where co-investments by us and other clients are not permitted under applicable law. See “Certain Relationships and Related Party Transactions.”

In addition, subject to applicable law, Credit Suisse, certain of its affiliates and certain funds managed and controlled by the Adviser may invest alongside us. In certain circumstances, negotiated co-investments by us and Credit Suisse, certain of its affiliates and certain funds managed and controlled by the Adviser may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance whether, or when, any such order would be obtained, if sought. In the absence of an SEC order, when the Adviser identifies certain investments, it will be forced to choose which clients should make the investment. Although Credit Suisse will endeavor to allocate investment opportunities in a fair and equitable manner over time, it is possible that we will not be given the opportunity to participate in investments made by other clients managed by the Adviser.

Reports to Stockholders

We will distribute our quarterly report on Form 10-Q to all stockholders of record within 60 days of the end of the fiscal quarter. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days of the end of the fiscal year. These reports will also be available on the SEC’s website at http://www.sec.gov. These reports should not be considered a part of or as incorporated by reference into the prospectus, or the registration statement of which the prospectus is a part.

Taxation of Our Company

We intend to elect to be treated, beginning with our taxable year ending December 31, 2015, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Tax Matters.”

Company Information

Our administrative and executive offices are located at One Madison Avenue, New York, New York 10010, and our telephone number is (212) 325-2000.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear, directly or indirectly. Other expenses are estimated and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses.

Stockholder transaction expenses
Sales load (as a percentage of offering price)(1)	0.00%
Offering expenses(2)	0.58%
Distribution reinvestment plan fees(3)	—

Total stockholder transaction expenses	0.58%

Annual expenses (as a percentage of net assets attributable to common shares)(4)
Base management fee(5)(6)	2.56%
Incentive fees (20% of investment income and capital gains)(7)	2.19%
Interest payments on borrowed funds(6)	1.39%

Acquired fund fees and expenses(8)	0.00%
Other expenses(9)	0.80%

Total annual expenses	6.94%

Less waiver(5)	0.37%
Total annual expenses after waiver	6.57%

(1)	Neither we nor our investors, directly or indirectly, will pay the dealer manager a sales load in connection with this offering. The Adviser will pay the dealer manager a fee of up to 1.5% of the gross proceeds from the sales of our shares in this offering. The Adviser will also pay the dealer manager an annual fee of up to 0.50% of our gross assets. The fees paid by the Adviser to the dealer manager are not subject to reimbursement by us. See “Plan of Distribution.”
(2)	Offering expenses assumes we sell $260,000,000 worth of our common stock in this offering and reflects $1,500,000 of the expected offering expenses to be paid by us.
(3)	The expenses of the distribution reinvestment plan are included in Other Expenses. See “Distribution Reinvestment Plan.”
(4)	Amount assumes we sell $260,000,000 worth of our common stock in this offering, which represents the amount we expect to sell during the twelve months following the commencement of the offering and also assumes we borrow funds equal to 60% of the $200,000,000 line of credit (or $119,600,000). Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. There can be no assurance that we will sell $260,000,000 worth of our common stock.
(5)

The Management Fee is payable monthly in arrears at an annual rate of 1.75% of our average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of our two most recently completed calendar months. Beginning on January 1, 2016, the Management Fee will be payable quarterly in arrears at an annual rate of 1.75% of our average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of our two most recently completed calendar quarters. Until such time, if any, as our common stock is listed on a national securities exchange, the Adviser has agreed to waive its right to receive 0.25% of the Management Fee such that the annual rate at which the Management fee is calculated is 1.50% of our average gross assets, rather than 1.75%. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters. For purposes of the Investment Advisory Agreement, gross assets means our total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts. In the event our shares are listed on a national securities exchange, gross assets shall include cash and cash equivalents and borrowed amounts. See “Investment Advisory Agreement and Fees.”
(6)	We intend to borrow funds to make investments, and may do so before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 46.0% of our estimated future net assets and that the average annual interest rate on the amount borrowed is 3.0%. Our ability to incur leverage during the twelve months following the commencement of this offering depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering.
(7)	We may have capital gains and investment income that could result in the payment of an Incentive Fee in the first year after completion of this offering. The Incentive Fee, if any, is divided into two parts: (i) one based on income and (ii) one based on capital gains.

The portion of the Incentive Fee based on income is determined and paid quarterly in arrears, commencing with the quarter ending September 30, 2014, by reference to our aggregate pre-Incentive Fee net investment income, as adjusted, from the immediately preceding calendar quarter. The aggregate pre-Incentive Fee net investment income at the immediately preceding calendar quarter (the “Ordinary Income”), expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “performance threshold” of 1.75% per quarter (7% annualized). For the avoidance of doubt, pre-Incentive Fee net investment income is net of all our fees and expenses, including the Management Fee but excluding any Incentive Fee paid.

“Ordinary Income” means consolidated interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees but excluding fees for providing significant managerial assistance) accrued by us during the calendar quarter, minus our operating expenses for the quarter (including the Management Fee, any expenses whether incurred directly by us or incurred by the Adviser on our behalf, including expenses under any dealer manager or similar agreement between us and any dealer manager (a “Placement Agent Agreement”) and any administration agreement with an administrator and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee (both on income and capital gains). Ordinary Income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), consolidated accrued income that we have not yet received in cash. Ordinary Income does not include any realized capital gains, realized capital losses or unrealized capital depreciation.

Ordinary Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7% annualized). We will pay the Adviser an Incentive Fee with respect to our Ordinary Income in each calendar quarter as follows:

(A) no Incentive Fee in any calendar quarter in which our Ordinary Income does not exceed the hurdle rate;

(B) 100% of our Ordinary Income with respect to that portion of such Ordinary Income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

(C) 20% of the amount of our Ordinary Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

These calculations will be appropriately pro rated for any period of less than three months and appropriately adjusted for any share issuances or repurchases during the current quarter.

The portion of the Incentive Fee based on capital gains is calculated on an annual basis and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as applicable). For each period beginning on January 1 of each calendar year and ending on December 31 of the calendar year or, in the case of our first and last year, the appropriate portion thereof, the Adviser will receive an Incentive Fee equal to 20% of the difference, if positive, of the sum of our aggregate realized capital gains, if any, computed net of our aggregate realized capital losses, if any, and our aggregate unrealized capital depreciation, if any, in each case from the beginning of the annual period until the end of such annual period. For the avoidance of doubt, unrealized capital gains are excluded from the foregoing calculation. The capital gains-based Incentive Fee is payable commencing with the annual period in which the date of the effectiveness of the Investment Advisory Agreement occurred.

The Incentive Fee is based on our performance and will not be paid unless we achieve certain goals. We will record an expense accrual relating to the capital gains Incentive Fee payable by us to the Adviser (but not paid) when the unrealized gains on our investments exceed all realized capital losses on our investments given the fact that a capital gains Incentive Fee would be owed to the Adviser if we were to sell our investment portfolio at such time. Based on us meeting our necessary performance targets, we have assumed an Incentive Fee of 20% in this table. See “Investment Advisory Agreement and Fees” for more information concerning the Incentive Fee.

(8)	As we have no intention of investing in the securities or other investment instruments of registered investment companies, BDCs or other investment funds, in the initial 12-month period of our investment operations following the date of the first closing of this offering, we have not included any such expenses in this line item.
(9)	Other Expenses, including expenses incurred in connection with administering our business, are based on estimated amounts for the initial 12-month period of our investment operations following the date of the first closing of this offering. See “Discussion of Expected Operating Plans — Expenses.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed borrowings under the Credit Facility in an amount equal to 46.0% of our estimated future net assets with an average annual interest rate of 3.0%, and that our annual operating expenses would remain at the levels set forth in the table above. The Incentive Fee payable in the example below assumes that the Incentive Fee is 20% for all relevant periods.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming 5% annual return:	$68	$195	$318	$609

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income portion of the Incentive Fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, the example assumes reinvestment of all dividends and distributions at net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

COMPENSATION OF THE DEALER MANAGER AND THE ADVISER

The dealer manager will receive no compensation from us for services relating to this offering. We compensate the Adviser for the investment and management of our assets. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities and their affiliates are included in the table below. See “Plan of Distribution.” For illustrations of how the Management Fee, the income-based Incentive Fee, and the capital gains-based Incentive Fee are calculated, see “Investment Advisory Agreement and Fees — Investment Advisory Fees.”

Type of Compensation	Determination of Amount	Estimated Amount for Estimated Offering Size ($260,000,000)(1)

	Fees to the Dealer Manager

Dealer manager fee	Neither we nor our investors, directly or indirectly, will pay the dealer manager any compensation for distribution services based on the sale of shares in this offering. The Adviser will pay the dealer manager a fee of up to 1.5% of the gross proceeds from the sale of our common stock in this offering. The Adviser will also pay the dealer manager an annual fee of up to 0.50% of our gross assets attributable to the gross proceeds from the sale of our common stock in this offering commencing after the twelve month anniversary of each closing. The fees paid by the Adviser to the dealer manager are not subject to reimbursement by us.	N/A

	Fees to the Adviser

Management Fee	We pay a Management Fee, the monthly in arrears at an annual rate of 1.75% of our average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of our two most recently completed calendar months. Beginning on January 1, 2016, the Management Fee will be payable quarterly in arrears at an annual rate of 1.75% of our average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of our two most recently completed calendar quarters. Until such time, if any, as our shares of common stock are listed on a national securities exchange, the Adviser has agreed to waive its right to receive 0.25% of the Management Fee such that the annual rate at which the Management fee is calculated is 1.50% of our average gross assets, rather than 1.75%. After any listing our common stock on a national securities exchange, the Management Fee will be payable quarterly in arrears at an annual rate of 1.75% of our average gross assets, including cash and cash equivalents and assets purchased with borrowed amounts, at the end of each of the two most recently completed calendar quarters. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters. For purposes of the Investment Advisory Agreement, gross assets means our total assets determined on a consolidated basis in	$5,700,000

Type of Compensation	Determination of Amount	Estimated Amount for Estimated Offering Size ($260,000,000)(1)

accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts.

In the event our shares are listed on a national securities exchange, gross assets shall include cash and cash equivalents and assets purchased with borrowed amounts. See “Investment Advisory Agreement and Fees.”

Income-Based Incentive Fee(2)(3)

The portion of the Incentive Fee based on income is determined and paid quarterly in arrears, commencing with the quarter ending September 30, 2014, by reference to our aggregate pre-Incentive Fee net investment income, as adjusted, from the immediately preceding calendar quarter. The aggregate pre-Incentive Fee net investment income at the immediately preceding calendar quarter (the “Ordinary Income”), expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “performance threshold” of 1.75% per quarter (7% annualized). For the avoidance of doubt, pre-Incentive Fee net investment income is net of all our fees and expenses, including the Management Fee but excluding any Incentive Fee paid.

“Ordinary Income” means consolidated interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees but excluding fees for providing significant managerial assistance) accrued by us during the calendar quarter, minus our operating expenses for the quarter (including the Management Fee, any expenses whether incurred directly by us or incurred by the Adviser on our behalf, including expenses under any dealer manager or similar Placement Agent Agreement and any administration agreement with an administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee (both on income and capital gains). Ordinary Income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), consolidated accrued income that we have not yet received in cash.

These amounts cannot be estimated since they are based upon the performance of our assets. We have not achieved performance sufficient to realize the Income-Based Incentive Fee to date. We will disclose the amount of Income-Based Incentive Fee on income in our quarterly and annual reports filed with the SEC under the Securities Exchange Act of 1934, as amended or the Exchange Act.

Type of Compensation	Determination of Amount	Estimated Amount for Estimated Offering Size ($260,000,000)(1)

Ordinary Income does not include any realized capital gains, realized capital losses or unrealized capital depreciation.

Ordinary Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7% annualized). We will pay the Adviser an Incentive Fee with respect to our Ordinary Income in each calendar quarter as follows:

(A) no Incentive Fee in any calendar quarter in which our Ordinary Income does not exceed the hurdle rate;

(B) 100% of our Ordinary Income with respect to that portion of such Ordinary Income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

(C) 20% of the amount of our Ordinary Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

These calculations will be appropriately pro rated for any period of less than three months and appropriately adjusted for any share issuances or repurchases during the current quarter.

Capital Gains-Based Incentive Fee	The portion of the Incentive Fee based on capital gains is calculated on an annual basis and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as applicable). For each period beginning on January 1 of each calendar year and ending on December 31 of the calendar year or, in the case of our first and last year, the appropriate portion thereof (each, an “Annual Period”), the Adviser will receive an Incentive Fee equal to 20% of the difference, if positive, of the sum of our aggregate realized capital gains, if any, computed net of our aggregate realized capital losses, if any, and our aggregate unrealized capital depreciation, if any, in each case from the beginning of the Annual Period until the end of such Annual Period. For the avoidance of doubt, unrealized capital gains are excluded from the foregoing calculation. The capital gains-based Incentive Fee is payable commencing with the annual period in which the date of the effectiveness of the Investment Advisory Agreement occurred.	These amounts cannot be estimated since they are based upon the performance of our assets. The amount of any Incentive Fee on capital gains earned on our investments will be disclosed in our quarterly and annual reports filed with the SEC under the Exchange Act.

Type of Compensation	Determination of Amount	Estimated Amount for Estimated Offering Size ($260,000,000)(1)

Other Expenses

Other operating expenses	We will pay the Administrators in connection with their provision of administrative services provided to us.	Actual expenses are dependent on our asset size and therefore cannot be determined at this time

(1)	Assumes we sell $260,000,000 worth of our common stock in this offering, which represents the amount we expect to sell during the twelve months following the commencement of the offering. Assumes all shares are sold at the initial offering price of $10.22 per share, which reflects our net asset value per share as of December 31, 2014. The offering price is subject to increase or decrease depending on our most recently determined net asset value.
(2)	A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the Incentive Fee preferred return and may result in an increase in the amount of Incentive Fees payable to the Adviser.
(3)	As the quarterly pre-Incentive Fee net investment income rises from 1.75% to 2.1875%, the “catch-up” feature allows the Adviser to recoup the fees foregone as a result of the stockholder’s preferred quarterly return.

See “Investment Advisory Agreement and Fees” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to the Adviser, the dealer manager and their affiliates and the conflicts of interest related to these arrangements.

QUESTIONS AND ANSWERS

Q: What are BDCs?

A: BDCs are closed-end funds that elect to be treated as BDCs under the 1940 Act. As such, BDCs are subject to only certain sections of and rules under the 1940 Act, as well as the Securities Act and Exchange Act. BDCs typically invest in private or thinly traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and may qualify to elect to be taxed as RICs for federal tax purposes if they so choose.

Q: What is a RIC?

A: A RIC is a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate-level federal income taxes on any income that it distributes to its stockholders as taxable distributions. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, a company must distribute to its stockholders for each taxable year at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses.

Q: What is a “best efforts” securities offering and how long will this securities offering last?

A: When shares of common stock are offered to the public on a “best efforts” basis, the dealer manager participating in the offering is only required to use its best efforts to sell such shares. The dealer manager does not have a firm commitment or obligation to purchase any of the shares of common stock in this offering.

Q: When will you accept and close on subscriptions?

A: We expect to close on subscriptions that we have received and accepted on a monthly basis beginning in February 2015 through December 31, 2015. Thereafter, we expect to close on subscriptions that we have received and accepted on a quarterly basis through the fifth anniversary of the first closing of this offering.

Q: Who can buy shares of common stock in this offering?

A: In general, you may buy shares of our common stock pursuant to this prospectus if you have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000 or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structure; (2) is able to bear the economic risk of the investment based on the prospective investor’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of our common stock, (d) the restrictions on transferability of our common stock, and (e) the tax consequences of the investment. For additional information, including enhanced suitability standards in a number of states and for certain investors, see “Suitability Standards.”

Generally, the minimum initial purchase by each individual investor is $50,000 in shares of our common stock. The minimum initial subsequent investment is $10,000 in shares of our common stock. Subsequent investments greater than $10,000 must be made in $1,000 increments. Any minimum investment requirement may be reduced in our sole discretion. The investment minimums for subsequent purchases do not apply to shares purchased pursuant to our distribution reinvestment plan. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed descriptions under “Suitability Standards.”

Q: Can Benefit Plan Investors buy shares of the Company’s common stock in this offering?

A: Investment in our common stock is generally open to institutions including pension and other funds subject to ERISA, plans subject to Section 4975 of the Code, and entities deemed to hold the assets of the foregoing plans under applicable law (collectively, “Benefit Plan Investors”), although investment by Benefit Plan Investors will be limited. Until such time, if any, that we determine that restrictions on ownership of Shares by Benefit Plan Investors are not necessary to prevent our assets from being treated as “plan assets” under ERISA or Section 4975 of the Code, we intend to operate so that less than 25% of the value of each class of our equity is held by Benefit Plan Investors, so that our assets will not be considered “plan assets” under ERISA or Section 4975 of the Code. In order to prevent our assets from being treated as plan assets, we may, in our sole discretion, preclude Benefit Plan Investors and/or controlling persons from purchasing shares of our common stock, limit the extent to which Benefit Plan Investors and/or controlling persons can purchase shares of our common stock, require any person proposing to acquire shares of our stock to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a controlling person, restrict or prohibit transfers of shares of our stock or redeem any outstanding shares of our stock for such price and on such other terms and conditions as may be determined by or at the direction of our Board of Directors. See “Benefit Plan Investor Considerations.”

Q: Who will choose which investments to make?

A: All investment decisions will be made by the Adviser. Our Board of Directors, including a majority of our independent directors, oversees and monitors our investment performance. Our Board of Directors will annually review the compensation we pay to the Adviser to determine that the provisions of the Investment Advisory Agreement are carried out.

Q: What is the experience of the Adviser?

A: Our investment activities are managed by the Adviser’s CCS Team, who oversees the management of our activities and the day-to-day management of our investment operations. The Adviser is an affiliate of Credit Suisse. The CCS Team of the Adviser has significant private lending experience. See “Portfolio Management” for more information on the experience of Messrs. Ernberg and Hall.

Q: How long will this offering last?

A: This is a continuous offering of our shares of common stock as permitted by the federal securities laws.

Q: Will I receive a stock certificate?

A: No. Our Board of Directors has authorized the issuance of shares of our common stock without stock certificates. All shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces our offering costs and transfer agency costs.

Q: Can I invest through my IRA, SEP or after-tax deferred account?

A: Yes, subject to the suitability standards. See “Suitability Standards” and “Benefit Plan Investor Considerations” for more information.

Q: What kinds of fees will I be paying?

A: As an externally managed BDC, we will incur various recurring expenses, including the Management Fee and Incentive Fee that are payable under our Investment Advisory Agreement and administrative costs that are payable under our Administration Agreements. These expenses incurred by us will be indirectly borne by our stockholders. See “Fees and Expenses,” “Investment Advisory Agreement and Fees” and “Administration Agreements and Fees” for more information.

Q: How will the payment of fees and expenses affect my invested capital?

A: The payment of fees and expenses will reduce: (1) the funds available to us for investments in portfolio companies, (2) the net income generated by us, (3) funds available for distribution to our stockholders and (4) the net asset value of your shares of common stock.

Q: Are there any restrictions on the transfer of shares?

A: Yes. Until such time, if any, that our common stock is listed on a national securities exchange, our common stock is not transferable without the Adviser’s prior written consent on our behalf and transfer of shares of our common stock may only be made upon the Adviser’s receipt (or waiver) of an opinion from the legal counsel of the transferor or transferee of such shares of common stock that such transfer will not result in (among other things): (1) a violation of applicable law (including securities law), or (2) our assets being deemed “plan assets” within the meaning of Department of Labor regulations. For additional information, see “Risk Factors — Investors will be subject to transfer restrictions” and “Benefit Plan Investor Considerations.”

Q: Will I be able to sell my shares of common stock in a secondary market?

A: We do not intend to list our shares on a national securities exchange during the offering period, and do not expect a public market to develop for our shares in the foreseeable future. Because of the lack of a trading market for our shares of common stock, you may not be able to sell your shares promptly or at a desired price. If you are able to sell your shares, you may have to sell them at a discount to the purchase price of your shares.

Q: Are my shares of common stock redeemable?

A: We will not redeem any shares of common stock purchased in this offering. We, in our sole discretion, may provide a limited opportunity for you to have your shares repurchased, however, we can make no assurances that the Board of Directors will determine to cause us to repurchase any shares of common stock purchased in this offering. See “Liquidity” for more information.

Q: Will I otherwise be able to liquidate my investment?

A: We intend to seek to complete a liquidity event for our stockholders within seven years following the first closing of this offering, although we may determine to complete a liquidity event earlier. We will view our offering stage as complete as of the termination date of our most recent public equity offering, which will include this offering and any follow-on offering. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include: (i) listing our shares on a national securities exchange; (ii) a merger or another transaction authorized by our Board of Directors and, if required by our charter, bylaws or applicable law, approved by our stockholders in which our stockholders will receive cash or shares of a publicly traded company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation. We refer to the aforementioned scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe.

In making a determination of what type of liquidity event is in the best interest of our stockholders, our Board of Directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we decide to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. There can be no assurance that we will complete a liquidity event. Prior to the completion of a liquidity event, we may provide a limited opportunity for you to have your shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Liquidity Strategy” for more information.

Q: What are the risks related to an investment in our shares of common stock?

A: Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a complete loss of investment. See “Risk Factors” beginning on page 29 to read about the risks you should consider before buying shares of our common stock.

Q: Will the distributions I receive be taxable?

A: Yes. Although we intend to qualify as a RIC and generally will not be required to pay federal corporate-level income taxes on amounts distributed to stockholders, our distributions generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (generally our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (eligible, in the case of individuals, trusts or estates, for the reduced maximum rate of tax applicable to long-term capital gains) regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits, or return of capital, will first reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute gain from the sale of such common stock to such U.S. stockholder. See “Tax Matters.”

Q: When will I get my detailed tax information?

A: We intend to send to each of our non-corporate U.S. stockholders a Form 1099-DIV detailing the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain within 75 days after the end of each calendar year.

Q: Who can help answer my questions?

A: If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative at the dealer manager or, if you do not have a registered representative, you should contact our dealer manager at: (800) 577-2321, One Madison Avenue, New York, New York 10010.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are a new company and have no operating history.

We were formed on August 5, 2014, and commenced operations on September 5, 2014. As a result, we have a limited operating history on which you can evaluate an investment in us or our prior performance. The results of any other funds or clients managed by the Adviser, which have or have had an investment program that is similar to, or different from, our investment program is not indicative of the results that we may achieve. We expect to have a different investment portfolio and may employ different investment strategies and techniques from other funds and clients advised by the Adviser. Accordingly, our results may differ from and are independent of the results obtained by such other funds and clients. Moreover, past performance is no assurance of future returns. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially or your investment could become worthless.

In addition, prior to our election to be regulated as a BDC, we were not operated as a BDC, subject to the 1940 Act, or as a RIC, subject to the various RIC diversification tests. As a result, we can offer no assurance that our investment portfolio will achieve investment returns that are comparable to the returns achieved by our initial portfolio prior to our acquisition of it.

We will have broad discretion over the use of proceeds from this offering and have not identified any specific investments that we will make with the proceeds from this offering.

While we have acquired an initial portfolio of loans from Credit Suisse Loan Funding LLC, an indirect, wholly owned subsidiary of Credit Suisse, we have not yet identified additional potential investments for our portfolio that we may acquire with the proceeds of this offering. Privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring, and we cannot assure you that we will be able to identify a sufficient number of suitable investments or any investments that meet our investment objective or achieve our anticipated investment pace. You will be unable to evaluate any future portfolio company investments prior to purchasing shares of common stock. Additionally, the Adviser will select new investments subsequent to the first closing of this offering, and stockholders will have no input with respect to such investment decisions. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could adversely affect our investment income and realized gains, and in turn our financial condition and results of operations. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

Pending investment in portfolio companies or the repayment of borrowings outstanding under the Credit Facility, we will invest the net proceeds of this offering, in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of investments in secured and unsecured securities. As a result, any distributions we make during this period may be substantially smaller than the distributions that we expect to pay when our portfolio is fully invested.

Changes in interest rates may increase our cost of capital, reduce the ability of our portfolio companies to service their debt obligations and decrease our net investment income.

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital, our net investment income and our net asset value. Substantially all of our debt investments will have variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate, so an increase in interest rates from their historically low present levels may make it more difficult for our portfolio companies to service their obligations under the debt investments that we will hold. In addition, any such increase in interest rates would make it more expensive to use debt to finance our investments. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to ten years. This means that we will be subject to greater risk (other things being equal) than an entity investing solely in shorter-term securities.

Because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. Substantially all of our investment portfolio and our borrowings will likely have floating rate components. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against such interest rate fluctuations by using standard hedging instruments such as interest rate swap agreements, futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

Financial markets have been in a period of disruption and instability for an extended period of time. These market conditions materially and adversely affected equity capital markets and may have a negative impact on our business and operations.

Financial markets have been in a period of disruption for an extended period of time as evidenced by the lack of liquidity in the capital markets experienced in recent years, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and various foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of equity capital for the market as a whole. While market conditions have improved from the beginning of the disruption, there have been recent periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future.

Given the extreme volatility and dislocation in the capital markets over the past several years, many companies have faced, and may in the future face, a challenging environment in which to raise or access capital. In addition, significant changes in the capital markets, including the extreme volatility and disruption over the past several years, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving these investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our investment valuations.

Further, the illiquidity of our investments may make it difficult for us to sell such investments or for those investments to access the public markets. As a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them at a disadvantageous time.

The downgrade of the U.S. credit rating could negatively impact our business, financial condition and results of operations.

In August 2011, Standard & Poor’s Ratings Services (“S&P”) lowered its long-term sovereign credit rating for the United States from “AAA” to “AA+”. In June 2012, S&P affirmed this “AA+” rating, but maintained a negative outlook on the long-term rating for the United States, reflecting the view of S&P that this rating could be lowered as a result of the U.S. sovereign credit risks. Recent U.S. “fiscal cliff” and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit rating downgrades and economic slowdowns. Although lawmakers passed legislation to raise the debt ceiling, any future uncertainty or political stalemate over the federal debt ceiling could threaten to lower the long-term sovereign credit rating on the United States. The impact of the August 2011 downgrade or any further downgrade to the U.S. government’s sovereign credit rating, or its perceived creditworthiness is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. There can be no assurance that future fiscal or monetary measures to aid economic recovery will be effective. These developments and reactions of the credit markets toward these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to obtain debt financing on favorable terms. In addition, any adverse economic conditions resulting from the August 2011 downgrade or any further downgrade of the U.S. government’s sovereign credit rating could have a material adverse effect on our business, financial condition and results of operations.

It is unclear how increased regulatory oversight and changes in the method for determining LIBOR may affect the value of the financial obligations to be held or issued us that are linked to LIBOR, or how such changes could affect our results of operations or financial condition.

As a result of concerns about the accuracy of the calculation of LIBOR, a number of British Bankers’ Association, or BBA, member banks entered into settlements with certain regulators and law enforcement agencies with respect to the alleged manipulation of LIBOR, and there are ongoing investigations by regulators and governmental authorities in various jurisdictions. Following a review of LIBOR conducted at the request of the U.K. government, on September 28, 2012, recommendations for reforming the setting and governing of LIBOR were released, which are referred to as the Wheatley Review. The Wheatley Review made a number of recommendations for changes with respect to LIBOR, including the introduction of S-5 statutory regulation of LIBOR, the transfer of responsibility for LIBOR from the BBA to an independent administrator, changes to the method of the compilation of lending rates and new regulatory oversight and enforcement mechanisms for rate setting and a reduction in the number of currencies and tenors for which LIBOR is published. Based on the Wheatley Review and on a subsequent public and governmental consultation process, on March 25, 2013, the U.K. Financial Services Authority published final rules for the U.K. Financial Conduct Authority’s regulation and supervision of LIBOR, which are referred to as the FCA Rules. In particular, the FCA Rules include requirements that (1) an independent LIBOR administrator monitor and survey LIBOR submissions to identify breaches of practice standards and/or potentially manipulative behavior, and (2) firms submitting data to LIBOR establish and maintain a clear conflicts of interest policy and appropriate systems and controls. The FCA Rules took effect on April 2, 2013. It is uncertain what additional regulatory changes or what changes, if any, in the method of determining LIBOR may be required or made by the U.K. government or other governmental or regulatory authorities. Accordingly, uncertainty as to the nature of such changes may adversely affect the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

Price declines in the corporate leveraged loan market may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation.

Conditions in the medium- and large-sized U.S. corporate debt market may experience disruption or deterioration in the future, which may cause pricing levels to decline or be volatile. As a result, our net asset value could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

We will be dependent upon certain investment professionals of the Adviser for our future success.

We have no internal management capacity or employees other than our appointed executive officers and will be dependent upon the expertise, diligence, skill and network of business contacts of the Adviser’s senior investment professionals and, particularly, the CCS Team to achieve our investment objective. The investment professionals that the Adviser currently retains or may subsequently retain, will identify, evaluate, negotiate, structure, close, monitor, and manage our investments. Our future success will depend to a significant extent on the continued service and coordination of the Adviser, including the key investment professionals of the CCS Team, including Messrs. Ernberg and Hall. The departure of any of the Adviser’s key personnel, particularly Messrs. Ernberg or Hall, or a significant number of the Adviser’s investment professionals could have a material adverse effect on our business, financial condition, or results of operations.

Our ability to achieve our investment objective also depends on the ability of the Adviser to identify, analyze, invest in, finance, and monitor companies that meet our investment criteria. The Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the involvement of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, the Adviser may need to retain, hire, train, supervise, and manage new investment professionals to participate in our investment selection and monitoring process. The Adviser may not be able to find qualified investment professionals in a timely manner or at all. Any failure to do so could have a material adverse effect on our business, financial condition and results of operations.

In addition, the Investment Advisory Agreement has termination provisions that allow the agreement to be terminated by us upon 60 days’ notice without penalty, or by the Adviser upon 120 days’ written notice, and it automatically terminates in the event of an assignment. In addition, the Adviser may be removed upon an affirmative vote of the majority of our stockholders. See “Investment Advisory Agreement and Fees – Term; Effective Date; Removal of Adviser.”

Our future success will be dependent on our continuing relationship with Credit Suisse.

The principal differentiator of our business model is the Adviser’s deep relationships with Credit Suisse’s visionaries, thought leaders, and decision makers. Our future success will depend to a significant extent on the continued access to Credit Suisse’s personnel. Any significant disruption in the Adviser’s ability to access Credit Suisse personnel is likely to have a material adverse effect on our business, financial condition or results of operations.

The amount of any distributions we may make is uncertain.

Subject to our Board of Directors’ discretion and applicable legal restrictions, we expect to declare and pay distributions quarterly beginning no later than March 31, 2015. We expect to pay these distributions out of assets legally available for distribution. However, we cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. All distributions that we make will be at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status and other factors as our Board of Directors may deem to be relevant. Our ability to pay distributions might be adversely affected by the impact of the risks described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. We cannot assure you that we will pay distributions to our stockholders in the future.

Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our offering. We have not established any limit on the extent to which we may use borrowings, if any, or proceeds from this offering to fund distributions, which may reduce the amount of capital we ultimately invest in assets.

The distributions we pay to our stockholders may exceed earnings, particularly during the period before we have substantially invested the net proceeds from this offering. In the event that we encounter delays in locating suitable investment opportunities, we may pay our distributions from the proceeds of this offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Distributions from the proceeds of this offering or from borrowings also could reduce the amount of capital we ultimately invest in portfolio companies. Accordingly, stockholders who receive the payment of a dividend or other distribution from us should not assume that such dividend or other distribution is the result of a net profit earned by us.

Because our business model depends to a significant extent upon relationships with corporations, financial institutions and investment firms, the inability of the Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our ability to grow our portfolio and the investment opportunities available to us.

We expect that the Adviser will depend on its relationships with its fundless sponsors, family offices, management teams, financial institutions, investment bankers, private equity sponsors, accounting firms and law firms, and we will rely indirectly to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser fails to maintain its existing relationships or develop new relationships or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the Adviser has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the same types of investments that we make. We compete with commercial and investment banks and private funds, including hedge funds and private equity funds. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we can. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to secure attractive investment opportunities from time to time.

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations, and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time. Also we may not be able to identify and make investments that are consistent with our investment objective.

The value of our portfolio securities may not have a readily available market price and, in such a case, we will value these securities at fair value as determined in good faith by our Board of Directors, which valuation is inherently subjective and may not reflect what we may actually realize for the sale of the investment.

The fair value of assets that are not publicly traded or whose market prices are not readily available will be determined in good faith by our Board of Directors. Our Board of Directors is expected to utilize the services of the Adviser and expects to utilize an independent third-party valuation service in determining the fair value of any securities. Investment professionals from the Adviser will prepare portfolio company valuations using sources and/or proprietary models depending on the availability of information on our assets and the type of asset being valued, all in accordance with our valuation policy.

Because fair valuations, and particularly fair valuations of private securities and private companies, are inherently uncertain, valuations may fluctuate over short periods of time and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information we could have more difficulty accurately valuing our investments, which could lead to undervaluation or overvaluation of our assets. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility.

Our net asset value as of a particular date may be materially greater than or less than the value that would be realized if our assets were to be liquidated as of such date. For example, if we were required to sell a certain asset or all or a substantial portion of our assets on a particular date, the actual price that we would realize upon the disposition of such asset or assets could be materially less than the value of such asset or assets as reflected in our net asset value. Volatile market conditions could also cause reduced liquidity in the market for certain assets, which could result in liquidation values that are materially less than the values of such assets as reflected in our net asset value. See “Determination of Net Asset Value.”

Our Board of Directors may change our operating policies, investment criteria and strategies without prior notice or stockholder approval, the effects of which may be adverse to our stockholders.

Our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and may cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs and face other significant risks associated with being self-managed.

Our Board of Directors may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire the Adviser’s assets and personnel. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such internalization transaction. Such consideration could take many forms, including cash payments, promissory notes and shares of our common stock. The payment of such consideration could result in dilution of your interests as a stockholder and could reduce the earnings per share attributable to your investment.

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to the Adviser under the Investment Advisory Agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants that we now expect will be paid by the Adviser or its affiliates.

We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to the Adviser, our earnings per share would be lower as a result of the internalization than they otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As currently organized, we will not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims, potential labor disputes and other employee-related liabilities and grievances.

If we internalize our management functions, we could have difficulty integrating these functions as a stand-alone entity. In addition, we could have difficulty retaining such personnel employed. Currently, individuals employed by the Adviser and its affiliates perform management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from most effectively managing our investments.

Changes in laws or regulations governing our operations or the operations of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain of our or our portfolio companies’ business practices, negatively impact our or our portfolio companies’ operations, cash flows or financial condition, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

We and our portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, are likely to change from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain of our or our portfolio companies’ business practices, negatively impact us or our portfolio companies’ operations, cash flows or financial condition, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition to the legal, tax and regulatory changes that are expected to occur, there may be unanticipated changes. The legal, tax and regulatory environment for business development companies and the instruments that they utilize (including, without limitation, derivative instruments) is continuously evolving.

There is significant uncertainty regarding recently enacted legislation (including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the regulations that have recently been adopted and future regulations that will need to be adopted pursuant to such legislation) and, consequently, the full impact that such legislation will ultimately have on us and the markets in which we invest is not fully known. Such uncertainty and any resulting confusion may itself be detrimental to the efficient functioning of the markets and the success of certain investment strategies. The Dodd-Frank Act impacts many aspects of the financial services industry. Some of the provisions of the Dodd-Frank Act have been enacted, while others have extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including current rules and regulations and future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact our and our portfolio companies’ operations, cash flows or financial condition, impose additional costs on us and our portfolio companies, intensify the regulatory supervision of us and our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures.

Upon commencement of this offering, we will be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Following the commencement of this offering, we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We will also be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing, and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner.

Risks associated with ERISA.

Until such time, if ever, that we determine that restrictions on ownership of our shares by “Benefit Plan Investors” (as defined below) are not necessary to prevent our assets from being treated as “plan assets” under ERISA or Section 4975 of the Code, we intend to use our best efforts to, but do not guarantee that we will, limit investments in us based on written or deemed representations from investors, including transferees.

To avoid having our assets treated as “plan assets,” we intend to restrict acquisitions and transfers of our common stock so that, following such transactions, less than 25% of the value of the common stock and any other class of security that is treated as equity interests for purposes of ERISA is held by (A) “employee benefit plans” (as defined in Section 3(3) of ERISA) that are subject to Title I of ERISA; (B) plans, accounts or other arrangements described in subject to Section 4975(e)(1) of the Code; and (C) entities whose underlying assets are deemed to include plan assets by reason of a plan’s investment in such entities (collectively, “Benefit Plan Investors”). For these purposes, an entity will be considered to hold plan assets only to the extent of the percentage of the equity interest held by Benefit Plan Investors, and the value of any equity interest held by a person (other than such an ERISA Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the entity or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any Affiliate of such a person, will be disregarded (a “Controlling Person”). Our charter provides that we may require any person proposing to acquire shares of our stock to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a controlling person, restrict or prohibit transfers of shares of our stock or redeem any outstanding shares of our stock for such price and on such other terms and conditions as may be determined by or at the direction of our Board of Directors. Such restrictions could delay or preclude a stockholder’s ability to transfer our common stock.

If we were deemed to hold plan assets of Benefit Plan Investors, (i) ERISA’s fiduciary standards would apply to us and might materially affect our operations, and (ii) any transaction with us could be deemed a transaction with each Benefit Plan Investor and could cause transactions into which we might enter in the ordinary course of business to constitute prohibited transactions under ERISA and/or Section 4975 of the Code. If our underlying assets were considered plan assets of one or more Benefit Plan Investors, the Adviser would be considered a fiduciary of such Benefit Plan Investors and would need to manage us in compliance with the fiduciary duty requirements of ERISA and the Code.

For further information, see “Benefit Plan Investor Considerations.”

We could experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable and default rates on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as indicative of performance in future periods. These occurrences could have a material adverse effect on our results of operations, the value of your investment in us and our ability to pay distributions to you and our other stockholders.

Terrorist attacks, acts of war or natural disasters may impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our net asset value. See “Determination of Net Asset Value.”

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code. See “Tax Matters.”

Our activities may be limited as a result of being controlled by a bank holding company.

As a foreign banking organization with U.S. banking operations, Credit Suisse is treated as a bank holding company (a “BHC”) under the Bank Holding Company Act of 1956, as amended (the “BHCA”), and the International Banking Act of 1978, as amended by the Foreign Bank Supervision Enhancement Act of 1991 (the “IBA”), and is thereby subject to supervision and regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). On March 23, 2000, Credit Suisse elected to be treated as a financial holding company (an “FHC”) under the BHCA, which is a status available to BHCs that meet certain criteria. FHCs may engage in a broader range of activities than BHCs that are not FHCs. However, the activities of FHCs and their affiliates remain subject to certain restrictions imposed by the BHCA and related regulations. Because Credit Suisse is expected to “control” us within the meaning of the BHCA, these restrictions will likely apply to us as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including but not limited to the Federal Reserve, would restrict the transactions and relationships between the Adviser, Credit Suisse and their affiliates, on the one hand, and us, on the other hand, and may restrict our investments, transactions and operations. For example, the BHCA regulations applicable to Credit Suisse and us would, among other things, restrict our ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of our investments, and restrict the Adviser’s ability to participate in the management and operations of the companies in which we invest. In addition, certain BHCA regulations would require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by Credit Suisse and its affiliates (including the Adviser) for client and proprietary accounts may need to be aggregated with positions held by us. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, Credit Suisse may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require us to limit and/or liquidate certain investments.

These restrictions may materially adversely affect us by, among other things, affecting the Adviser’s ability to pursue certain strategies within our investment program or trade in certain securities. In addition, if Credit Suisse ceases to qualify as an FHC, we may be subject to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to Credit Suisse and us will not change, or that any such change will not have a material adverse effect on us.

Credit Suisse may in the future, in its sole discretion and without notice to investors, engage in activities impacting us and/or the Adviser in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on, Credit Suisse, us or other funds and accounts managed by the Adviser and its affiliates. Credit Suisse may seek to accomplish this result by causing the Adviser to resign as the Adviser, causing Credit Suisse personnel to resign as members of the Board of Directors, reducing the amount of Credit Suisse’s indirect investment in us, revoking our right to use the Credit Suisse name, or any combination of the foregoing, or by such other means as it determines in its sole discretion. Any replacement investment adviser appointed may be unaffiliated with Credit Suisse.

Because Credit Suisse is expected to control us, we may be deemed to be a “banking entity” subject to the Volcker Rule.

Because Credit Suisse is expected to control us, we may be deemed to be a “banking entity” subject to the Volcker Rule. The Volcker Rule prohibits banking entities from engaging in “proprietary trading” and from acquiring or retaining any equity, partnership or other ownership interest in, or sponsoring, a covered fund, in each case other than pursuant to one of a number of enumerated exemptions. The Volcker Rule became effective on July 21, 2012, and banking entities are required to come into conformance with the Volcker Rule by the end of the Volcker Rule’s conformance period, which is currently expected to end on July 21, 2015. Final rules implementing the Volcker Rule’s provisions were published in the Federal Register on January 31, 2014. As a result, we may be limited in meeting our investment objectives. See “Regulation — Banking Regulations.”

Potential Conflicts of Interests Risks

The Adviser, its investment professionals and employees have certain conflicts of interest.

The Adviser, its investment professionals and employees serve or may serve as investment advisers, officers, directors or principals of entities or private funds that operate in the same or a related line of business as we operate and/or of private funds managed by the Adviser or its affiliates. Accordingly, these individuals may have obligations to investors in those entities or private funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders. In addition, we note that any affiliated investment vehicle currently formed or formed in the future and managed by the Adviser or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Adviser and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Adviser and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner over time and consistent with applicable allocation procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by other clients or entities managed by the Adviser or its affiliates. In any such case, if the Adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance when any such order would be obtained or that one will be obtained at all.

Credit Suisse, indirectly through its indirect wholly owned subsidiary, Credit Suisse Alternative Capital, LLC, and certain other investors affiliated with the Adviser own and may purchase additional shares of our common stock.

Credit Suisse, indirectly through its indirect wholly owned subsidiary, Credit Suisse Alternative Capital, LLC, and certain other investors affiliated with the Adviser, own and may purchase additional shares of our common stock for any reason deemed appropriate, including in connection with our purchase of our initial portfolio. Certain members of the CCS Team also own, and may purchase, shares of our common stock. The Adviser and its affiliates and members of the CCS Team will not acquire any shares of our common stock with the intention to resell or re-distribute such shares. The purchase of our common stock by employees and other affiliates of the Adviser could create certain risks because Credit Suisse Alternative Capital, LLC and the Adviser’s affiliates may have an incentive to dispose of our assets at an earlier date so as to recover their investment in our common stock.

Potential conflicts of interest could impact our investment returns.

Credit Suisse, including its affiliates and personnel, is a bank holding company and a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, proprietary trader, prime broker, lender, agent and principal. In those and other capacities, Credit Suisse purchases, sells and holds a broad array of investments, actively trades securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own accounts or for the accounts of its clients, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity, bank loan and other markets in which we invest or may invest. Such additional businesses and interests will likely give rise to potential conflicts of interest and may restrict the way we operate our business. For example, we may not be able to conduct transactions relating to investments in portfolio companies because the Adviser is arguably in possession of material non-public information, which cannot be used in effecting purchases and sales in public securities transactions for us.

We may make investments that could give rise to a conflict of interest.

We do not expect to invest in, or hold securities of, companies that are controlled by the Adviser, certain of the Adviser’s affiliates or funds managed and controlled by the Adviser. However, the Adviser, certain of the Adviser’s affiliates or funds managed and controlled by the Adviser may invest in, and gain control over, one of our portfolio companies. If the Adviser, certain of the Adviser’s affiliates or funds managed and controlled by the Adviser, gains control over one of our portfolio companies, it may create conflicts of interest and may subject us to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions, the Adviser may be unable to implement our investment strategy as effectively as it could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, we may be unable to engage in certain transactions that the Adviser would otherwise pursue on our behalf. In order to avoid these conflicts and restrictions, the Adviser may choose to exit these investments prematurely on our behalf and, as a result, we would forego any positive returns associated with such investments. In addition, to the extent that another client holds a different class of securities than we hold as a result of such transactions, its interests may not be aligned.

The Management Fee and Incentive Fee may induce the Adviser to make certain investments, including speculative investments.

The Management Fee, which is based upon our gross assets, including any borrowings for investment purposes, and the Incentive Fee payable us to the Adviser may create an incentive for the Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Adviser is determined, which is calculated separately in two components as a percentage of the income (subject to a performance threshold) and as a percentage of the realized gain on invested capital, may encourage the Adviser to use leverage to increase the return on our investments. With respect to both the Management Fee and the Incentive Fee, under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our stock. In addition, the Adviser receives the Incentive Fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the Incentive Fee based on income, there is no performance threshold applicable to the portion of the Incentive Fee based on net capital gains. As a result, the Adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income-producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. See “Investment Advisory Agreement and Fees.”

Sales incentives and related conflicts arising from the Adviser’s financial and other relationships with intermediaries.

The Adviser and its personnel, including employees of the Adviser, (i) may have relationships (both involving and not involving us, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, us, and (ii) may recommend, or engage in transactions with or for, us. Such distributors, consultants and other parties (including the Adviser and its personnel) may receive compensation from the Adviser or us in connection with such relationships. As a result of these relationships, distributors, consultants and other parties (including the Adviser and its personnel) may have conflicts that create incentives for them to promote the sale of shares of our common stock.

Risks Relating to the Adviser and Its Respective Affiliates

The Adviser has no prior experience managing a BDC.

The Adviser has no prior experience managing a BDC and the investment philosophy and techniques used by the Adviser and its CCS Team to manage us may differ from the investment philosophy and techniques previously employed by the Adviser and the CCS Team in identifying and managing past investments. Accordingly, we can offer no assurance that the Adviser will replicate any historical performance by the CCS Team and we caution you that our investment returns could be substantially lower than the returns previously achieved by the CCS Team. As a result, an investment in shares of our common stock may entail more risk than the shares of common stock of a comparable company with a substantial operating history.

The 1940 Act imposes numerous constraints on the operations of BDCs that do not apply to the other types of investment vehicles previously managed by the Adviser’s management team. For example, under the 1940 Act,

BDCs are generally required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC, which could be material. The Adviser’s lack of experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

We may be obligated to pay the Adviser the Incentive Fee even if we incur a net loss due to a decline in the value of our portfolio.

The Investment Advisory Agreement entitles the Adviser to receive an Incentive Fee based on our net investment income regardless of any capital losses. In such case, we may be required to pay the Adviser an Incentive Fee for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter. See “Investment Advisory Agreement and Fees — Incentive Fee”

Any Incentive Fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. The Adviser is not obligated to reimburse us for any part of the Incentive Fee it received that was based on accrued income that we never received as a result of a subsequent default, and such circumstances would result in us paying an Incentive Fee on income we never receive.

For federal income tax purposes, we are required to recognize taxable income in some circumstances in which we do not receive a corresponding payment in cash (such as deferred interest that is accrued as original issue discount) and to make distributions with respect to such income to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an Incentive Fee with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forego new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of being a RIC, see “Tax Matters.”

Our ability to enter into transactions with certain of our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent directors, and, in some cases, the SEC. For example, any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will generally be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any portfolio securities from or to such affiliate, or entering into certain “joint” transactions, absent the prior approval of the independent directors, and in some cases, such as when the ownership exceeds 25% of our common stock, an SEC exemptive order. In addition, the SEC has interpreted the 1940 Act prohibition governing transactions with affiliates to prohibit certain “joint transactions” involving certain entities that are controlled by a common investment adviser. As a result of these restrictions, we may be prohibited from buying or selling any portfolio securities from or to any portfolio company that is controlled by a fund managed and controlled by the Adviser or certain of its respective affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us. The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing. Similar restrictions limit our ability to purchase portfolio securities from or sell portfolio securities to the Adviser and Credit Suisse as well as their officers or directors or certain of their affiliates, which may have an adverse effect on our ability to take advantage of attractive investment opportunities.

We expect to apply for an exemptive order from the SEC that would permit us, among other things, to co-invest with certain other persons, including Credit Suisse, certain of its affiliates and certain funds managed and controlled by the Adviser. Any such order, if issued, will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Accordingly, we cannot provide you assurances that we will be permitted to co-invest with Credit Suisse, certain of our affiliates and other funds managed and controlled by the Adviser, other than in the limited circumstances currently permitted by applicable SEC staff guidance and interpretations or in the absence of a prohibited joint transaction.

We may, however, invest alongside other clients of the Adviser and its affiliates, including other entities they manage in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and guidance.

In situations where co-investment with other clients of the Adviser or its affiliates is not permitted under the 1940 Act and related rules, existing or future staff guidance, the Adviser will need to decide which client or clients will proceed with the investment. Generally, we will not have an entitlement to make a co-investment in these circumstances and, to the extent that certain other clients elect to proceed with the investment, we will not be permitted to participate. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which the Adviser or a control affiliate holds a controlling interest. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

Risks Related to BDCs

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, the 1940 Act prohibits us from acquiring any assets other than certain qualifying assets unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to operate our business for the purpose of investing a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition, and result of operations. Similarly, these rules could, under certain circumstances, prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position.

Our failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a registered closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC will affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

As a result of the annual distribution requirement to qualify as a RIC, we may need to access the capital markets periodically to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to issue equity continuously at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution.

We may borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC, which would generally result in a corporate-level tax on any income and net capital gains. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales or repayment may be disadvantageous. Also, any amount that we use to service our indebtedness would not be available for distributions to our common stockholders.

In addition, we anticipate that as market conditions permit, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio. We would not treat the debt issued by such a subsidiary as senior securities.

We are uncertain of our sources for funding our future capital needs. If we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares of common stock will be used for our investment opportunities, operating expenses, including repayment of borrowings outstanding under the Credit Facility and for payment of various fees and expenses such as the Management Fee, Incentive Fee, and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. In addition, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our RIC status. Accordingly, in the event that we need additional capital in the future for investments or for any other reason we may need to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. These sources of funding may not be available to us due to unfavorable economic conditions, which could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

We intend to pursue a strategy focused on investing primarily in the debt of privately owned U.S. companies with a focus on transactions sourced through the network of the Adviser. As such, we are subject to the risk that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in a borrower’s credit rating or the market’s perception of a borrower’s creditworthiness may also affect the value of our investment in that borrower. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Most loans in which we invest will not be rated by any rating agency and, if they were rated, they would be rated as below investment grade quality. Loans rated below investment grade quality are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal. The major risks of non-investment grade investments include:

•	Non-investment grade securities may be issued by less creditworthy issuers. Issuers of non-investment grade securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of non-investment grade securities, leaving few or no assets available to repay holders of non-investment grade securities.

•	Prices of non-investment grade securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of non-investment grade securities than on other higher rated fixed-income securities.

•	Issuers of non-investment grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•	Non-investment grade securities frequently have redemption features that permit an issuer to repurchase the security from us before it matures. If the issuer redeems non-investment grade securities, we may have to invest the proceeds in bonds with lower yields and may lose income.

•	Non-investment grade securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the non-investment grade securities market, and there may be significant differences in the prices quoted by the dealers. Judgment may play a greater role in valuing these securities and if we may be unable to sell these securities at an advantageous time or price.

•	We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

To the extent original issue discount constitutes a portion of our income, we will be exposed to risks associated with the deferred receipt of cash representing such income.

Our investments may include original issue discount instruments. To the extent original issue discount constitutes a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability.

•	Original issue discount instruments may create heightened credit risks because the inducement to trade higher rates for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower.

•	For accounting purposes, cash distributions to stockholders representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income comes from the cash invested by the stockholders, the 1940 Act does not require that stockholders be given notice of this fact.

•	In the case of payment-in-kind, or PIK, “toggle” debt, the PIK election has the simultaneous effects of increasing the assets under management, thus increasing the Management Fee, and increasing the investment income, thus increasing the Incentive Fee.

•	Original issue discount creates risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt or issue equity securities that rank equally with, or senior to, the debt in which we invest. By their terms, such debt instruments or equity securities may entitle the holders to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments with respect to our investments. These debt instruments or equity securities would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt or equity securities. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments or equity securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt or equity securities ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Subordinated liens on collateral securing debt investments that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we will make in portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before we are so entitled. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before we are so entitled. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy its unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then its unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Although we intend to generally structure certain of our investments as senior debt, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company or our representative or the Adviser sat on the board of directors of such portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors.

In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to, or exercise control or influence over the board of directors of, the borrower.

We generally will not control the business operations of our portfolio companies and, due to the illiquid nature of our holdings in our portfolio companies, may not be able to dispose of our interests in our portfolio companies.

Various restrictions render our investments relatively illiquid, which may adversely affect our business. As we generally make investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. Additionally, due to the nature of our investment objective, we may obtain material non-public information when making certain investments, which may restrict us from engaging in certain transactions. We also do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may impose certain restrictive covenants on our borrowers. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in private companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, we may make decisions that could decrease the value of our portfolio holdings.

We may acquire various structured financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our stockholders.

We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our stockholders.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Our portfolio companies may be susceptible to economic downturns or recessions. Therefore, during these periods the value of our portfolio may decrease if we are required to write down the values of our investments. Adverse economic conditions may also decrease the value of our equity investments and the value of collateral securing any debt instruments that we hold. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. These events could harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize the value of any equity securities we own and our portfolio company’s ability to meet its obligations under any debt that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Our portfolio may be focused in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of their debt instruments or if there is a downturn in a particular industry.

To the extent that we assume large positions in the securities of a small number of issuers or industries, our net asset value may fluctuate to a greater extent than that of a more diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. In addition, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could significantly affect our aggregate returns.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We intend to invest primarily in privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies including that they:

•	have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

•	may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment;

•	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the portfolio company and, in turn, on us; and

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of the Adviser’s management team may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

In addition, investments in private companies tend to be less liquid. The securities of private companies are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. These privately negotiated over-the-counter secondary markets may be inactive during an economic downturn or a credit crisis. In addition, the securities in these companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Also, under the 1940 Act, if there is no readily available market for these investments, we are required to carry these investments at fair value as determined by our Board of Directors. As a result, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, the Adviser or any of their respective affiliates have material nonpublic information regarding such portfolio company or where the sale would be an impermissible joint transaction. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

Finally, little public information generally exists about private companies and these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

We may not have the funds or ability to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant or other right to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, we prefer other opportunities, we are limited in our ability to do so by compliance with BDC requirements, or to maintain our RIC status. Our ability to make follow-on investments may also be limited by the Adviser’s allocation policies. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

Investing in middle-market companies involves a number of significant risks.

Investing in middle-market companies involves a number of significant risks, including:

•	such companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment;

•	such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	such companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on us;

•	such companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	such companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We may make investments in other funds, which could cause our stockholders to indirectly bear additional fees.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay the Management Fee and the Incentive Fee to the Adviser with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of the Adviser as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

Risks Related to an Investment in Our Common Stock

The success of this offering is dependent, in part, on the ability of the dealer manager to implement its business strategy and retain key employees. The dealer manager also serves as the dealer manager for the distribution of securities of other issuers and may experience conflicts of interest as a result.

The success of this offering and our ability to implement our business strategy is dependent upon the ability of the dealer manager to retain key employees, and implement its business strategy. If the dealer manager is unable to retain qualified employees and implement its business strategy, we may not be able to raise adequate proceeds through this offering to implement its investment strategy.

In addition, the dealer manager serves as the dealer manager for or participates in the distribution of the securities of other issuers. To the extent that the dealer manager serves as dealer manager for other issuers, the dealer manager may experience conflicts of interest in allocating its time between this offering and such other issuers, which could adversely affect our ability to raise adequate proceeds through this offering and implement our investment strategy.

If we are unable to raise substantial funds in our ongoing, continuous “best efforts” offering, we will be limited in the number and type of investments we may make, and the value of your investment in our common stock may be reduced in the event our assets underperform.

Our continuous offering is being made on a best efforts basis, whereby our dealer manager is only required to use its best efforts to sell shares of our common stock and have no firm commitment or obligation to purchase any of the shares of our common stock. To the extent we are unable to sell a substantial amount of our common stock, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

Our common stock is not listed on an exchange or quoted through a quotation system and will not be listed for the foreseeable future, if ever. Therefore, our stockholders will have limited liquidity and may not receive a full return of invested capital upon selling their shares of common stock.

Our common stock is an illiquid investment for which there is not a secondary market nor is it expected that any will develop in the foreseeable future.

Although we intend to seek to complete a liquidity event for our stockholders within seven years following the first closing date of this offering or at such earlier time as our Board of Directors may determine, taking into consideration market conditions and other factors, we are not required to complete a liquidity event. We expect that our directors, in the exercise of their duties under Maryland law, will determine to pursue a liquidity event when we believe that then-current market conditions are favorable for a liquidity event, and that such a transaction is in our best interests. A liquidity event could include: (i) listing our shares on a national securities exchange; (ii) a merger or another transaction authorized by our Board of Directors and, if required by our charter, bylaws or other applicable law, approved by our stockholders in which our stockholders will receive cash or shares of a publicly traded company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation and, if required by our charter, bylaws or other applicable law, approved by our stockholders. While our intent is to seek to complete a liquidity event within seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions will be favorable during that timeframe. Prior to a liquidity event, we may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased.

Also, since a portion of the public offering price from the sale of shares of common stock in this offering will be used to pay expenses or to repay outstanding borrowings under the Credit Facility, the full offering price paid by the stockholders may not be invested in portfolio companies. As a result, even if we do complete a liquidity event, you may not receive a return of all of your invested capital. If we do not successfully complete a liquidity event, liquidity for a stockholder’s shares will be limited to any repurchase offer that we may make in the future, and there is no assurance that we will do so.

If our shares are listed on a national securities exchange or quoted through a quotation system, we cannot assure you a public trading market will develop or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock, if listed, will trade at, above or below net asset value.

Investors will be subject to transfer restrictions.

Until such time, if any, that our common stock is listed on a national securities exchange, our common stock is not transferable without the Adviser’s prior written consent on our behalf and transfer of shares of our common stock may only be made upon the Adviser’s receipt (or waiver) of an opinion from the legal counsel of the transferor or transferee of such shares of common stock that such transfer will not result in (among other things): (1) a violation of applicable law (including securities law), or (2) our assets being deemed “plan assets” within the meaning of Department of Labor regulations.

A stockholder’s interest in us will be diluted if we issue additional shares of common stock, which could reduce the overall value of an investment in us.

Our stockholders do not have preemptive rights to subscribe to or purchase any additional issue of shares of common stock we issue in the future. Our charter authorizes us to issue up to 198,000,000 shares of common stock, $0.01 par value per share, and 2,000,000 shares of preferred stock, $0.01 par value per share. Our charter authorizes our Board of Directors, without stockholder approval, to amend our charter to increase or decrease the aggregate number of shares of stock that we are authorized to issue or the number of authorized shares of any class or series of stock. After an investor purchases shares of our common stock in this offering, our board may elect to sell additional shares in the future or issue equity interests in private offerings. To the extent we issue additional equity interests at or below net asset value, after an investor purchases shares of our common stock, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the net asset and fair value of his or her shares.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the current net asset value of our common stock if our Board of Directors, including a majority of the independent directors, determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders, including a majority of those stockholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, is not less than a price which closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease and you will experience dilution.

Preferred stock could be issued in the future with rights, powers and preferences that would adversely affect holders of our common stock.

This offering does not include an offering of preferred stock. However, under the terms of our charter, our Board of Directors is authorized, to the fullest extent permitted by the 1940 Act, to authorize us to issue shares of preferred stock in one or more classes or series without stockholder approval. Our Board of Directors, subject to the terms of any class or series of our stock outstanding at the time, is required to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series, including preferred stock with terms that might adversely affect the interests of existing stockholders.

Certain provisions of the Maryland General Corporation Law, our charter and bylaws could deter takeover attempts.

Our charter and bylaws as well as the Maryland General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Among other things, our charter and bylaws:

•	provide that, from and after the commencement of this offering, the Board of Directors is classified, which may delay the ability of our stockholders to change the membership of a majority of the Board of Directors;

•	do not provide for cumulative voting;

•	provide that, except for vacancies on the Board of Directors caused by the removal of a director by stockholders before the time that we have three independent directors, newly created directorships and vacancies on the Board of Directors may be filled only by a majority vote of directors then in office;

•	provide that our directors may be removed only for cause, and only by a supermajority vote of the stockholders entitled to elect such directors;

•	provide that stockholders may only take action (i) at an annual or special meeting of stockholders or (ii) by unanimous written consent;

•	require a supermajority vote of stockholders to effect amendments to certain provisions of our charter;

•	vest in the Board of Directors the exclusive power to amend our bylaws; and

•	require stockholders to provide advance notice of new business proposals and director nominations under specific procedures for any meeting occurring after the initial closing of this offering.

In addition, except as otherwise provided in our charter, the affirmative vote of at least 75% of the votes entitled to be cast thereon, with each class or series of stock voting as a separate class, in addition to the affirmative vote of at least 75% of the Board of Directors is required to effect a number of actions, including certain business combinations, that the holders of our shares of our common stock may view as desirable or in their best interest.

Under the Maryland General Corporation Law, certain “business combinations,” including mergers, consolidations, share exchanges, or, in circumstances specified in the statute, asset transfers or issuances or reclassifications of equity securities, between a Maryland corporation and any person who owns 10% or more of the voting power of the corporation’s outstanding voting stock, and certain other parties (each an “interested stockholder”), or an affiliate of the interested stockholder, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder to the extent such statute is not superseded by applicable requirements of the 1940 Act. Thereafter, any of the specified business combinations must be approved by two supermajority votes of the stockholders unless, among other conditions, the corporation’s common stockholders receive a minimum price for their shares. However, our Board of Directors has adopted a resolution exempting from the above restrictions any business combination between us and (i) any other person, provided that such business combination is first approved by the Board of Directors (including a majority of the directors who are not “interested persons” within the meaning of the 1940 Act), and (ii) Credit Suisse Group AG (and its successors) and any of its (or its successors’) affiliates. This resolution, however, may be altered or repealed in whole or in part at any time.

These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for the common stock.

Investing in our common stock involves a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The net asset value of our common stock may fluctuate significantly.

The net asset value and liquidity, if any, of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC or BDC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•	departure of either of the Adviser or certain of its respective key personnel;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To obtain and maintain RIC tax treatment under the Code, we must meet the following minimum annual distribution, income source and asset diversification requirements. See “Tax Matters.”

The minimum annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities, or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, non-corporate stockholders will be taxed as though they received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate stockholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a stockholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While we anticipate that we will constitute a publicly offered RIC, there can be no assurance that we will in fact so qualify for any of our taxable years.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, we may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require us to recognize income where we do not receive a corresponding payment in cash.

We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even if we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forego new investment opportunities for this purpose. If we are not able to obtain cash from other sources, and chooses not to make a qualifying share distribution, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus may constitute forward-looking statements because they relate to future events or our future financial conditions. Forward-looking statements are typically identified by words or phrases such as “trend”, “opportunity”, “pipeline”, “believe”, “comfortable”, “expect”, “anticipate”, “current”, “intention”, “estimate”, “position”, “assume”, “potential”, “outlook”, “continue”, “remain”, “maintain”, “sustain”, “seek”, “achieve” and similar expressions, or future or conditional verbs such as “will”, “would”, “should”, “could”, “may” or similar expressions. The use of forecasts in this offering is prohibited. Any representations to the contrary or any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted. The forward-looking statements contained in this prospectus involve risks and uncertainties, including, but not limited to, statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	changes in the economy;

•	risk associated with possible disruptions in our operations or the economy generally;

•	the effect of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	actual and potential conflicts of interest with the Adviser and its affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	the use of borrowed money to finance a portion of our investments;

•	the adequacy of our financing sources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of the Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the ability of the Adviser and its affiliates to attract and retain highly talented professionals;

•	our ability to qualify and maintain its qualification as a RIC and as a BDC; and

•	the effect of changes in laws or regulations affecting our operations or to tax legislation and its tax position.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

ESTIMATED USE OF PROCEEDS

We intend to use substantially all of the net proceeds from this offering, after payment of certain expenses, to make investments in accordance with the investment objective and strategies described in this prospectus, although we have not established limits on the use of proceeds nor have we established a limit on the amount of offering proceeds we may use for distributions. We may also use net proceeds to repay outstanding indebtedness under the Credit Facility and for working capital. As of January 30, 2015, we had $36.5 million outstanding under the Credit Facility. The Credit Facility has a maturity date of October 31, 2019. Borrowings under the Credit Facility bear interest at a per annum rate of LIBOR plus 2.75%. Net proceeds received by us from the sale or liquidation of assets, to the extent not used to fund distributions, are expected to be reinvested by us in assets in accordance with our investment objective and investment strategies.

Based on prevailing market conditions, and depending on our evaluation of the investment opportunities then available, we thereafter anticipate that we will invest the proceeds from each subscription closing generally within 30 to 90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Until we are able to find such investment opportunities, we intend to invest a substantial portion of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. This is consistent with our election to be regulated as a BDC under the 1940 Act and our intent to elect to be taxed as a RIC under the Code. During this time, we may also use the net proceeds to pay operating expenses and to fund distributions to our stockholders. We have not established limits on the amount of proceeds that we may use to fund distributions. In addition, during this time, we will pay management fees under the Investment Advisory Agreement as described elsewhere in this prospectus.

The following table sets forth the estimates of how we intend to use the gross proceeds from this offering assuming we sell $500,000,000 of shares of our common stock. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the offering. The table below assumes that shares of our common stock are sold at the initial offering price of $10.22 per share, which is equal to our net asset value per share as of December 31, 2014.

The amounts in the table below assume that no fees and commissions are paid by us or any of our stockholders on any shares of our common stock offered to the public on a best efforts basis. Such fees and commissions will be borne by the Adviser and not by us or our stockholders. Because the amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Maximum Offering
	Amount	%
Gross proceeds	$500,000,000	100%
Less:
Selling commissions	$—	0%
Dealer manager fee	$—	0%
Offering expenses[1]	$1,500,000	0.30%
Net Proceeds/Amount Available for Investments[2]	$498,500,000	99.70%

(1)	We will be responsible for the payment of our offering expenses in an amount up to $1.5 million. The Adviser will pay any of our offering expenses in excess of $1.5 million, without reimbursement by us.

We estimate that we will incur in connection with this offering approximately $1.5 million of offering expenses (approximately 0.30% of the gross proceeds, assuming gross proceeds of $500,000,000 sold at $10.22 per share, our net asset value at December 31, 2014). In accordance with the terms of the Investment Advisory Agreement, the Adviser is responsible for the payment of our offering expenses to the extent they exceed $1.5 million, and we will not reimburse the Adviser for any offering expenses that exceed $1.5 million.

There can be no assurance that we will be able to sell all of the shares of common stock that we are registering. If we sell only a portion of the shares of common stock that we are registering, we may be unable to achieve our investment objective.

BUSINESS

Credit Suisse Park View BDC, Inc.

We are an externally managed specialty finance company that is a closed-end, non-diversified investment management company recently formed by the Asset Management business of Credit Suisse to focus on lending to middle-market companies. We are managed by the Adviser subject to the supervision of our Board of Directors, a majority of whom are independent.

Our investment objective is to generate current income, and to a lesser extent, capital appreciation through direct investments in secured debt (including first and second lien senior secured loans), unsecured debt (including mezzanine debt) and, to a lesser extent, equity securities. We invest primarily in middle-market U.S. companies, which our Adviser believes are underserved by traditional lenders such as commercial banks and have limited access to public debt markets. The term “middle-market” generally refers to companies with earnings before interest expense, income tax expense, depreciation and amortization, or “EBITDA,” between $5 million and $75 million annually. The term “mezzanine” generally refers to a loan that ranks senior only to a borrower’s equity securities and ranks junior in right of payment to all of such borrower’s other indebtedness. We expect to make investments through both primary originations and open-market secondary purchases. We expect to invest across a number of different industries. We expect that our investments will typically have maturities between three and ten years and generally range in size between $5 and $50 million. If we are successful in achieving our investment objective, the Adviser believes that we will be able to provide our stockholders with consistent dividend distributions and attractive risk-adjusted total returns.

In addition to investments in U.S. middle-market companies, we may, subject to the limitations in the 1940 Act, invest a portion of our capital in opportunistic investments, such as in large U.S. companies, foreign companies, stressed or distressed debt, structured products or private equity. The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which it is operating, although these types of investments generally will constitute less than 30% of our total assets. See “Regulation — Business Development Company Regulation: Qualifying Assets.”

In October 2014, we entered into a senior secured revolving Credit Facility with Capital One, N.A., as administrator, and various lenders. The Credit Facility has a maturity date of October 31, 2019. The Credit Facility provides for borrowings in an aggregate amount of $75 million, with an accordion feature permitting us to seek an increase of the total commitments up to a total facility size of up to $300 million, subject to certain conditions. Borrowings under the Credit Facility bear interest at a per annum rate of LIBOR plus 2.75%. We intend to use the borrowings available under the Credit Facility to fund new and follow-on investments. As of January 30, 2015, we had $36.5 million outstanding under the Credit Facility.

We are a closed-end, non-diversified investment management company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation.” We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income, asset diversification and minimum distribution requirements.

Corporate History and Information

We were formed as Credit Suisse Corporate Credit Solutions, LLC, a Delaware limited liability company, on August 5, 2014, by the Asset Management business of Credit Suisse. On January 30, 2015, we converted to a Maryland corporation and changed our name to Credit Suisse Park View BDC, Inc. The CCS Group, founded in late 2011, was the middle-market direct lending platform within the Credit Suisse Investment Banking division’s top-ranked leveraged finance business, deploying Credit Suisse’s capital directly into lending opportunities that fell outside Credit Suisse’s traditional syndicated loan effort. During this period, the CCS Group’s mandate was to source middle-market lending opportunities by leveraging the CCS Group’s proprietary network of middle-market participants, including, but not limited to, private equity firms, M&A/transaction/debt advisory services companies and intermediaries, lawyers and accountants as well as the origination channels and domain expertise of the broader Credit Suisse organization. These Credit Suisse origination channels have included both the Private Banking & Wealth Management and the Investment Banking divisions of Credit Suisse. On September 5, 2014, the CCS Group and its investment team (the “CCS Team”) moved to the Adviser and became responsible for sourcing and managing investments for us. The CCS Team will employ the same investment strategy and mandate as the CCS Group and will continue to benefit from an ongoing affiliation with Credit Suisse, which we believe represents a unique asset as it offers exclusive access to a broad and often proprietary flow of investment opportunities in addition to allowing the CCS Team to gather important market intelligence critical to the evaluation of prospective investments. Further, our affiliation with CIG, which focuses on larger companies than those targeted by us, is expected to provide additional sourcing capabilities, as well as expertise, that should enable us to further enhance returns across a broad range of attractive middle-market lending opportunities.

In order to expedite the ramp up of our investment activities and further our ability to meet our investment objective, on September 5, 2014, Credit Suisse Alternative Capital, LLC, an indirect, wholly owned subsidiary of Credit Suisse, made an approximately $221 million capital contribution to us. We then used the proceeds from the capital contribution to purchase from Credit Suisse Loan Funding LLC, an indirect, wholly owned subsidiary of Credit Suisse, an approximately $206 million portfolio of primarily senior secured loans, originated and structured by the CCS Team over the last two and a half years while operating as part of the Global Credit Products business within the Investment Banking division of Credit Suisse using Credit Suisse’s proprietary capital. An independent third-party valuation service determined that the valuation of the initial portfolio we purchased was within an acceptable range of values. Separately, prior to the purchase of our portfolio, the valuation was approved by our Board of Directors based in part on a review of the third-party valuation report.

Our principal executive offices are located at One Madison Avenue, New York, New York 10010, and our telephone number is (212) 325-2000.

Portfolio Composition

We expect that our investments will typically have maturities between three and ten years and will generally range in size from $5 million to $50 million. We may also selectively invest in larger positions, and we generally expect that the size of our positions will increase in proportion to the size of our capital base. Pending such investments, we may reduce our outstanding indebtedness or invest in cash, cash equivalents, U.S. government securities and other high-quality debt investments with maturities of one year or less. In the future, we may adjust opportunistically the percentage of our assets held in various types of loans, our principal loan sources and the industries to which we have greatest exposure, based on market conditions, the credit cycle, available financing and our desired risk/return profile.

As of December 31, 2014, our investment portfolio of $249.1 million (at fair value) consisted of investments in 19 portfolio companies, as compared to $201.7 million (at fair value) consisting of investments in 16 portfolio companies as of September 5, 2014. As of December 31, 2014, our portfolio was comprised of 99.4% senior secured loans (including 44.5% first lien debt, 49.2% first lien unitranche and/or criss-cross collateral debt and 5.7% second lien debt) and 0.6% equity and other investments at fair value, of which 90.5% of the portfolio was invested in floating-rate debt, 8.9% was invested in fixed-rate debt, and the remainder in equity and other investments. As of September 5, 2014, our portfolio was comprised of 99.2% senior secured loans (including 64.2% first lien debt, 32.0% first lien unitranche and/or criss-cross collateral debt, 3.0% second lien debt) and 0.8% equity and other investments at fair value, of which 83.7% of the portfolio was invested in floating-rate debt, 15.5% was invested in fixed-rate debt, and the remainder in equity and other investments. See “Portfolio Companies.”

The weighted average yield on all of our current debt investments at December 31, 2014 was approximately 10.7% (10.4% excluding PIK interest), as compared to approximately 10.5% (10.1% excluding PIK interest) at September 5, 2014. The weighted average yield was computed using the effective interest rates for all of our debt investments to maturity from December 31, 2014 and September 5, 2014, respectively. The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before payment of all of our fees and expenses. There can be no assurance that the weighted average yield will remain at its current level.

During the period from September 6, 2014 (immediately after we acquired our initial portfolio) through December 31, 2014, we invested approximately $82.8 million (face value) in seven portfolio companies, including five new portfolio companies. Of these new investments, 100.0% were senior secured loans (including 32.5% first lien debt, 50.0% first lien unitranche and/or criss-cross collateral debt and 17.5% second lien debt) at fair value, of which 98.4% of the new investments were floating-rate debt and 1.6% was in fixed-rate debt.

Credit Suisse Asset Management, LLC

Credit Suisse Asset Management, LLC serves as our investment adviser. The Adviser is part of Credit Suisse’s Asset Management business, which has approximately 2,100 employees globally. Credit Suisse provides its clients with investment banking and private banking and wealth management services worldwide. The Asset Management business of the Private Banking & Wealth Management division of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. With offices in 18 countries, Credit Suisse’s Asset Management business operates as a globally integrated network to deliver Credit Suisse’s best investment ideas and capabilities to clients around the world. As of September 30, 2014, the Adviser managed assets of approximately $79.2 billion in the Americas and managed assets of approximately $409.3 billion worldwide.

On September 5, 2014, the CCS Team, led by Jens Ernberg and Thomas Hall, moved from the Investment Banking division of Credit Suisse to the Adviser within Credit Suisse’s Asset Management business. The CCS Team is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis.

The CCS Team and other investment professionals of the Adviser have experience in the capital markets, including work on deal origination, due diligence, transaction structuring, and portfolio management in the public and private markets across a wide spectrum of securities and industries. The Adviser believes that the experience of its investment professionals, and the CCS Team in particular, should position us to achieve attractive risk-adjusted returns.

The investment approach of the CCS Team is primarily to originate and invest in loans to middle-market companies and generally focuses on the following:

•	investing in adjustable-rate, senior secured investment opportunities;

•	maintaining a principal preservation/absolute return focus;

•	investing capital in a disciplined manner with an eye towards finding opportunities in both positive and negative markets, without attempting to time markets; and

•	evaluating investment opportunities on a risk-adjusted return basis.

We are currently employing the investment approach and strategy the CCS Team developed and implemented over the past three years of investing in middle-markets. The approach focuses on our objective of generating current income, and to a lesser extent, capital appreciation.

Market Opportunity

The Adviser believes the middle-market lending environment provides opportunities for us to meet our goal of making investments that generate attractive risk-adjusted returns as a result of a combination of the following factors:

Limited Availability of Capital for Middle-Market Companies. The Adviser believes that regulatory and structural changes in the market have reduced the amount of capital available to middle-market companies. Specifically, the Basel III accord, the adoption of the Dodd-Frank Act and recent regulations implemented by the Federal Reserve, the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation are expected to significantly increase capital and liquidity requirements for banks, decreasing their capacity and appetite to hold non-investment grade loans on their balance sheets. In addition, the number of lenders serving the middle-market has declined as traditional participants, such as commercial banks and specialty finance companies, have consolidated and are pursuing larger opportunities and as many non-traditional lenders, often referred to as the “shadow banking sector” (e.g., hedge funds, private equity funds, mezzanine funds and structured vehicles) have struggled with illiquidity, been unable to satisfy investor expectations, or exited the market. Finally, while the institutional leveraged loan and high-yield bond markets have enjoyed significant investor interest in the past several years, middle-market companies are unable to access those markets as they fail to meet the size and liquidity requirements imposed by the institutional investor community.

Robust Demand for Debt Capital. The Adviser believes nearly 200,000 middle-market companies (defined for this purpose as generally those companies with revenues of between $10 million and $1 billion) will continue to require access to debt capital to refinance existing debt, support growth and finance acquisitions. In addition, the Adviser believes the large amount of uninvested capital held by private equity funds will continue to drive deal activity. According to PitchBook Data, Inc., as of December 31, 2013, there was approximately $282.5 billion of uninvested capital held by private equity funds with between $100 million and $1 billion of assets under management that was raised from 2006 to 2013. The Adviser expects that private equity firms will continue to pursue acquisitions and to seek to leverage their equity investments with debt provided by companies such as us.

Compelling Investment Dynamics. The Adviser believes that the imbalance between the supply of, and demand for, middle-market debt capital creates transaction dynamics that offer opportunities to make investments with attractive risk-adjusted rates of return. In addition to commanding higher pricing, principally due to illiquidity, the directly negotiated nature of middle-market financings generally provides for more favorable terms to the lender, including more conservative leverage, stronger covenants and reporting packages, better call protection, and more restrictive change-of-control provisions. In addition, middle-market companies often have simpler capital structures than those of larger borrowers, which the Adviser believes facilitates a streamlined underwriting process and improves returns to lenders during a restructuring process. Further, middle-market default rates have historically been lower, and recovery rates higher, as compared to those of the larger, broadly syndicated market, which may lead to lower cumulative losses over time.

Disparate Financing Needs. Middle-market borrowers’ needs vary considerably based on company- or industry-specific circumstances. The Adviser believes that the number of capital providers with the capabilities and flexibility of mandate to deliver tailored “one-stop” solutions addressing the idiosyncratic needs of the market remains limited. The Adviser believes that the combination of the broad investment mandate offered by the BDC construct and the CCS Team’s experience in designing and investing in custom solutions across the capital structure positions us as a desirable lending partner to middle-market companies.

Distinctive Lender Capabilities. Lending to middle-market companies requires specialized due diligence and underwriting capabilities, as well as extensive ongoing monitoring. Middle-market lending also is generally more labor-intensive than lending to larger companies due to smaller investment sizes and the lack of publicly available information on these companies. We believe the Adviser’s experience and resources position us more strongly to lend to middle-market companies than many other capital providers.

Potential Competitive Advantages

We believe that we have the following competitive advantages over other middle-market lenders:

Experienced Investment Team. The CCS Team has more than 50 years of cumulative experience in middle-market advisory, leveraged lending, credit research, and debt restructuring, including founding and running the CCS Group platform within the Investment Banking division of Credit Suisse. The CCS Team expects to deploy the same disciplined and rigorous investment strategy on our behalf as it has for Credit Suisse since inception.

Distinctive Origination Platform. The CCS Team has developed a deep sourcing network comprised of professional management teams, private equity sponsors, investment bankers, middle-market M&A advisers, debt placement intermediaries, law firms, accounting professionals, business consultants, and restructuring advisers. In addition, the CCS Team has broadened its reach through partnering with commercial banks, specialty finance companies and other “club” investors to leverage their substantial origination infrastructure to identify, structure and fund investment opportunities. Finally, the CCS Team expects to continue to access proprietary deal flow from its affiliation with Credit Suisse’s Investment Banking and Private Banking & Wealth Management divisions.

Attractive Investment Profile. The CCS Team believes its experience and approach to middle-market lending will generate attractive risk-adjusted rates of return for investors while minimizing downside risk. The CCS Team currently expects that most of the investments we complete will consist of floating rate senior secured loans to private companies. As of December 31, 2014, our portfolio was comprised of 99.4% senior secured loans (including 44.5% first lien debt, 49.2% first lien unitranche and/or criss-cross collateral debt and 5.7% second lien debt) and 0.6% equity and other investments at fair value, of which 90.5% of the portfolio was invested in floating-rate debt, 9.8% was invested in fixed-rate debt, and the remainder in equity and other investments. Senior secured loans generally benefit from a first lien security interest in all of the issuer’s assets and rank senior in priority to all other securities in the capital structure. The CCS Team subjects each investment to a rigorous underwriting process that involves, among other things, meetings with management, conducting background checks on the company’s executive officers and, in certain cases, equity owners, evaluating industry dynamics and the company’s competitive position, visiting the company’s facilities, speaking with the company’s customers and vendors, reviewing historical and projected financial performance, and identifying potential legal, environmental or other liabilities that may impact the company’s prospects and ability to service the loans. In addition to contracting third party advisers to assist in tasks such as evaluating a borrower’s quality of earnings, the CCS Team has access to Credit Suisse’s investment bankers and strategists that offer additional perspectives on market dynamics, company valuations and relative pricing of risk. In addition to determining that there is adequate coverage in the form of hard assets or enterprise value for its loans, the CCS team also seeks to structure investments to include protections that minimize downside risks, such as requesting additional guarantees and requiring the company to agree to affirmative and negative covenants limiting, for example, its ability to incur additional debt or to distribute earnings or cash flows before the loans have been retired.

Flexible Investment Mandate. The CCS Team will employ a flexible, yet disciplined investment approach to generate attractive risk-adjusted returns based on company-specific considerations, prevailing market conditions, or transaction dynamics. While we will typically invest in senior secured floating rate debt, the CCS Team may determine that circumstances specific to the investment dictate that a second lien or mezzanine loan offers the most compelling relative value investment in the capital structure. Similarly, when market conditions result in tight credit spreads for primary originations, the CCS Team may selectively seek to acquire investments in the secondary markets, such as securities in stressed or distressed companies, or pursue opportunities in out-of-favor industries where risk is more attractively priced. The CCS Team has successfully invested in a wide range of transaction types across a broad cross-section of industries. This experience should position us to capitalize on market cycles by deploying capital in opportunities that the CCS Team perceives to have the greatest risk-adjusted return potential. In addition, the CCS Team focuses primarily on transactions where deal dynamics allow it to exert significant influence over the structure of the transaction, including the composition of the capital structure and the terms and pricing of the various tranches of debt.

Active Portfolio Monitoring. The Adviser closely monitors the investments in the portfolio and takes a proactive approach to identifying and addressing sector- or company-specific risks. The CCS Team receives and reviews detailed financial information from portfolio companies no less than quarterly in addition to maintaining regular dialogue with company management teams regarding current and forecasted performance. The vast majority of our investments have financial covenants that provide an early warning of potential problems facing borrowers, allowing lenders, including us, to identify and carefully manage risk.

Successful Affiliation with Credit Suisse. Our affiliation with Credit Suisse, a top-ranked leveraged loan arranger, provides differentiated access to investments with attractive risk-adjusted return profiles. The CCS Team believes that the platform positions the team to identify opportunities that are less competitive and offer greater ability to dictate terms and structure. We will enjoy the following benefits from our affiliation:

•	Brand Recognition. Credit Suisse’s brand recognition as a global investment bank and leveraged finance institution represents a distinctive competitive advantage for us in securing investment opportunities. The CCS Team believes middle-market companies with growth aspirations recognize the potential benefits of partnering with Credit Suisse and developing an investor following that may offer greater access to the institutional capital markets or expand liquidity options once they achieve those objectives. In addition, the CCS Team believes the affiliation with Credit Suisse positions us as a more desirable partner than competitive capital providers that may be less recognizable to borrowers.

•	Proprietary Deal Flow. Our ability to successfully leverage Credit Suisse’s global platform is expected to continue to result in a substantial flow of high quality investment opportunities. The CCS Team expects to maintain an active dialogue with senior members of Credit Suisse’s Investment Banking (including with its financial sponsors (private equity) group, industry coverage bankers, and its debt and its equity capital markets teams) and Private Banking & Wealth Management divisions that will result in a steady flow of opportunities, many of which are proprietary to Credit Suisse. Further, we will benefit from the capabilities and reach, industry expertise and sourcing capabilities of CIG, which, as of September 30, 2014, managed over $32.9 billion of debt investments across a broad universe of industries. The volume of deals with attractive transaction dynamics originated through the Credit Suisse platform has allowed the CCS Team to be highly selective in choosing investments to pursue and to close.

•	Access to Significant Credit Suisse Resources. We have access to the in-depth industry and capital markets knowledge of Credit Suisse’s investment bankers and strategists in evaluating, structuring and completing investments. The affiliation offers the CCS Team unique perspectives on how variables ranging from the macroeconomic environment to industry specific dynamics and leverage metrics impact the pricing of risk. In addition, the close interaction with investment bankers and capital markets professionals provides us and our portfolio companies with proprietary market insights, which allows us and them to capitalize on market windows to affect the most advantageous exits from existing investments.

•	Alignment of Incentives. Credit Suisse, through its indirect, wholly owned subsidiary, Credit Suisse Alternative Capital, LLC, made an approximately $221 million capital contribution to us in exchange for limited liability company interests and we used the proceeds from such investment to purchase a portfolio of loans originated and structured by the CCS Team. The large contribution helps further align the interests of the CCS Team and Credit Suisse and its employees with ours.

Credit Suisse Asset Management Platform. Credit Suisse’s Asset Management business (the “CSAM Business”) is one of the largest asset managers in the world, with $409.3 billion of assets under management as of September 30, 2014. The CSAM Business provides dedicated and distinct control and infrastructure functions focused on long-term sustainability and stewardship of its investment businesses. The CSAM Business has a dedicated global risk management team of professionals covering investment risk management, counterparty risk management, operational risk management and guideline monitoring. The CSAM Business has over 60 dedicated legal and compliance team members supported by nearly 800 professionals in Credit Suisse’s central legal and compliance department. The CCS Team will be able to leverage the CSAM Business’ support capabilities to our benefit, which will allow them to focus on managing our portfolio.

Investment Selection

The CCS Team has identified the following investment criteria and guidelines that it believes are important in evaluating prospective portfolio companies. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

Established Companies with Positive Cash Flow. We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability on an operating cash flow basis and that generate annual EBITDA of between $5 million and $75 million. We do not intend to invest in start-up companies that have not achieved sustainable profitability and cash flow generation or companies with speculative business plans.

Strong Competitive Position in Industry. We analyze the strengths and weaknesses of target companies relative to their competitors. The factors we consider include relative product pricing, product quality, customer loyalty, substitution risk, switching costs, patent protection, brand positioning and capitalization. We seek to invest in companies that have developed leading positions within their respective markets, are well positioned to capitalize on growth opportunities and operate businesses or are in industries with significant barriers to entry. We seek companies that demonstrate advantages when compared to their competitors, which may help to protect their market position and profitability.

Experienced Management Team. We seek to invest in companies that have experienced management teams. We also seek to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in concert with its interests as investors.

Diversified Customer and Supplier Base. We generally seek to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.

Exit Strategy. We seek to invest in companies that we believe will provide a steady stream of cash flow to repay our debt investments and reinvest in their respective businesses. We expect that the primary means by which we exit our debt investments will be through the repayment of our investment by internally generated cash flow. In addition, we will seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repayment, such as through a strategic acquisition by other industry participants, an initial public offering of common stock, a recapitalization or another transaction in the capital markets.

Investment Process Overview

Origination and Sourcing. The Adviser sources portfolio investments from a variety of different investment sources, including among others, management teams, financial intermediaries and advisers, investment bankers, private equity sponsors, family offices, accounting firms and law firms. The Adviser has and will also continue to source deal flow and referrals from Credit Suisse, including the Investment Banking and Private Banking & Wealth Management divisions of Credit Suisse. We believe that the breadth and depth of experience of the CCS Team across different industries and transaction types makes the CCS Team particularly qualified to source, analyze and execute investment opportunities.

Due Diligence Process. The process through which an investment decision is made involves extensive research into the company, its industry, its growth prospects and its ability to withstand adverse conditions. If one or more of the members of the CCS Team responsible for the transaction determine that an investment opportunity should be pursued, the CCS Team will engage in an intensive due diligence process. Though each transaction will involve a somewhat different approach, the Adviser’s diligence of each opportunity may include:

•	understanding the purpose of the loan, the key personnel and variables, as well as the sources and uses of the proceeds;

•	meeting the company’s management, including top and middle-level executives, to get an insider’s view of the business, and to probe for potential weaknesses in business prospects;

•	checking management’s backgrounds and references;

•	performing a detailed review of historical financial performance, including performance through various economic cycles, and the quality of earnings;

•	contacting customers and vendors to assess both business prospects and standard practices;

•	conducting a competitive analysis, and comparing the company to its main competitors on an operating, financial, market share and valuation basis;

•	researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives;

•	assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth;

•	leveraging Credit Suisse’s internal resources with institutional knowledge of the company’s business; and

•	investigating legal and regulatory risks and financial and accounting systems and practices.

Selective Investment Process. After an investment has been identified and preliminary diligence has been completed, a credit research and analysis report is prepared. This report is reviewed by the senior members of the CCS Team in charge of the potential investment. If these senior and other investment professionals are in favor of the potential investment, then a more extensive due diligence process is employed. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third-party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis.

Structuring and Execution. Approval of an investment requires the unanimous approval of our Investment Committee. The Investment Committee includes Messrs. Ernberg and Hall, each a senior investment professional of the CCS Team, and one Credit Suisse representative. Currently, the Credit Suisse representative on the Investment Committee is John G. Popp, our Chief Executive Officer and President and a member of our Board of Directors. Once the Investment Committee has determined that a prospective portfolio company is suitable for investment, the CCS Team works with the management or sponsor of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure and terms of the investment.

Portfolio Monitoring. The Adviser monitors our portfolio companies on an ongoing basis. The Adviser monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for us with respect to each company. The Adviser has a number of methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the portfolio company’s industry;

•	attendance at, and participation in, board meetings; and

•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

Structure of Investments

Our investment objective is generate current income, and to a lesser extent, capital appreciation through direct originations of secured debt, unsecured debt and, to a lesser extent, equity securities.

Debt Investments. The terms of our debt investments are tailored to the facts and circumstances of each transaction and prospective portfolio company. We negotiate the structure of each investment to protect our rights and manage our risk while providing funding to help the portfolio company achieve its business plan. We invest in the following types of debt:

•	First-lien debt. First-lien debt is typically senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand-alone first-lien loans, “last out” first-lien loans, “unitranche” loans, criss-cross collateral loans and secured corporate bonds with similar features to these categories of first-lien loans.

•	Stand-alone first-lien loans. Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

•	“Last out” first-lien loans. “Last out” first-lien loans have a secondary priority behind super-senior “first out” first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first-lien loan are set forth in an “agreement among lenders,” which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the “last out” lenders than the intercreditor agreements to which second-lien lenders often are subject.

•	“Unitranche” loans. Unitranche loans combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the borrower most, if not all, of the capital structure above the equity. The primary advantages to the borrower are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues.

•	Criss-cross collateral loans. Criss-cross collateral loans benefit from a mix of first and second priority security interests on the equity and tangible and intangible assets of the borrower. Typically, one class of lenders in criss-cross collateral loans would have a first-lien position on working capital assets and a second-lien position on non-working capital assets while another class of lenders would have a second-lien position on working capital assets and a first-lien position on non-working capital assets (including but not limited to, property, plant, and equipment, intellectual property, and a pledge of the borrower’s equity).

•	Second-lien debt. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders’ liens on the collateral.

•	Mezzanine debt. Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer’s capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments and will often provide lenders an opportunity to participate in the capital appreciation, if any, of an issuer through an equity interest. This equity interest typically takes the form of an equity co-investment or warrants. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.

Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. We seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk; and

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative covenants (including reporting requirements), negative covenants (including financial covenants), lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board under some circumstances.

Among the types of first-lien debt in which we invest, we generally are able to obtain higher effective interest rates on our “last out” first-lien loans than on other types of first-lien loans, since our “last out” first-lien loans generally are more junior in the capital structure. Within our portfolio, we aim to maintain the appropriate proportion among the various types of first-lien loans, as well as second-lien debt and mezzanine debt, which allows us to achieve our target returns while maintaining our targeted amount of credit risk.

Equity Investments

Our investment in a portfolio company may include an equity interest, such as a warrant or profit participation right. In certain instances, we will also make direct equity investments, although those situations are generally limited to those cases where we are making an investment in a more senior part of the capital structure of the issuer.

Managerial Assistance

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must also either control the issuer of the securities or offer to make available to the issuer of the securities (other than small and solvent companies described in the 1940 Act) significant managerial assistance without the issuer having to request such assistance. This assistance can involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and reimburse the Adviser, as our Co-Administrator, for its allocated costs in providing this assistance. See “Regulation.”

Competition

We compete for investments with a number of business development companies and other investment funds (including private equity funds and venture capital funds), special purpose acquisition company sponsors, investment banks with underwriting activities, hedge funds that invest in private investments in publicly listed companies, traditional financial services companies such as commercial banks, and other sources of financing. Many of these entities have greater financial and managerial resources than we do. In addition, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC.

Employees

We do not currently have any employees and do not expect to have any employees. Our day-to-day operations will be managed by the Adviser pursuant to a Co-Administration Agreement between us and the Adviser (the “Co-Administration Agreement”) and the Investment Advisory Agreement.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at One Madison Avenue, New York, New York 10010. All of our offices are provided by the Adviser pursuant to the Co-Administration Agreement with the Adviser. We believe that our office facilities are suitable and adequate for our business as we contemplate conducting it.

Legal Proceedings

From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under loans to or other contracts with our portfolio companies. Neither we nor the Adviser are currently subject to any material legal proceedings, and, to their knowledge, no material legal proceeding is threatened against us.

MANAGEMENT OF THE COMPANY

Our business and affairs are managed under the direction of our Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities; the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board of Directors consists of three members, two of whom will not be “interested persons” of our Company or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our Board of Directors. We refer to these individuals as our independent directors. Our Board of Directors elects our executive officers, who serve at the discretion of the Board of Directors.

Board of Directors

Under our charter, from and after the commencement of this offering, our directors will be divided into three classes. Directors of each class will hold office for terms ending at the third annual meeting of our stockholders after their election and when their respective successors are elected and qualify. However, the initial members of the three classes of directors have initial terms ending at the first, second and third annual meeting of our stockholders after the commencement of our initial public offering, respectively.

Directors

Information regarding the Board of Directors is as follows:

Name	Year of Birth	Position	Director Since	Expiration of Term
Interested Director:
John G. Popp	1956	Director, Chief Executive Officer and President	2014	2015
Independent Directors:
Enrique R. Arzac	1941	Director	2014	2016
Steven N. Rappaport	1948	Chairman of the Board	2014	2017

The address for each director is c/o Credit Suisse Park View BDC, Inc., One Madison Avenue, New York, New York 10010.

Executive Officers Who Are Not Also Directors

Information regarding our executive officers who are not directors is as follows:

Name	Year of Birth	Position
Bruce S. Rosenberg	1961	Chief Financial Officer
Joanne Doldo	1966	Chief Legal Officer
Emidio Morizio	1959	Chief Compliance Officer
Karen Regan	1963	Vice President and Secretary
Rocco DelGuercio	1963	Treasurer

The address for each executive officer is c/o Credit Suisse Park View BDC, Inc., One Madison Avenue, New York, New York 10010.

Biographical Information — Directors

The following is information concerning the business experience of our Board of Directors and executive officers. Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Director

John G. Popp has served as our Chief Executive Officer and President since August 2014. Mr. Popp has served as a Managing Director of Credit Suisse in the Asset Management business, based in New York since 2000. He has also served as the Global Head and Chief Investment Officer of the Credit Investments Group (CIG) since 2000, with primary responsibility for investment decisions, portfolio monitoring processes and business development for CIG’s global investment strategies. Mr. Popp has also served as the President and Chief Executive Officer of the Credit Suisse open-end funds (since 2010), and as the President and Chief Executive Officer (since 2010) and Director (since 2013) of the Credit Suisse Asset Management Income Fund, Inc., and President and Chief Executive Officer (since 2010) and Trustee (since 2012) of the Credit Suisse High Yield Bond Fund.

Mr. Popp was a Founding Partner and Head of Asset Management for First Dominion Capital, LLC from 1997 until the sale of the business to DLJ Asset Management LLC in September 2000, overseeing the management of $2.5 billion in CLO vehicles. From 1992 through 1997, Mr. Popp was a Managing Director of Indosuez Capital and also served as President of Indosuez Capital Asset Advisors, Inc., and President of 1211 Investors, Inc. While at Indosuez, Mr. Popp was responsible for building the firm’s asset management business, including the development of three CLO vehicles aggregating $1.3 billion. Mr. Popp has also previously served as Senior Vice President in the Corporate Finance Department of Kidder Peabody & Co., Inc. and as Vice President in the Mergers and Acquisitions department of Drexel Burnham Lambert.

Mr. Popp is a member of the Brookings Institution’s Foreign Policy Leadership Committee and a member of the Juilliard School Council. Mr. Popp graduated with a B.A. from Pomona College and has a M.B.A. from The Wharton School of the University of Pennsylvania. We believe Mr. Popp’s experience in making investments, fund management, portfolio monitoring processes and business development bring important and valuable skills to our Board of Directors.

Independent Directors

Enrique R. Arzac has served as a member of our Board of Directors since August 2014. Mr. Arzac has over 40 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics. Mr. Arzac has been a Professor of Finance and Economics at the Graduate School of Business at Columbia University (education) since 1971. Mr. Arzac has been the Audit Committee Chairman and a Trustee (since 2005) of Credit Suisse Commodity Strategy Funds, Credit Suisse Opportunity Funds and Credit Suisse Trust. Mr. Arzac has been Audit Committee Chairman (since 2012) and Director (since 1990) of Credit Suisse Asset Management Income Fund, Inc. Mr. Arzac has been Chairman of the Audit Committee (since 2012) and Trustee (since 2001) of Credit Suisse High Yield Bond Fund. Mr. Arzac has also served as a director of The Adams Express Company since 1983, a director of Petroleum and Resources Corporation since 1987, and a director of Aberdeen Chile Fund, Inc. (since 1996), Aberdeen Indonesia Fund, Inc. (since 2000), Aberdeen Israel Fund, Inc. (since 1996), Aberdeen Latin America Equity Fund, Inc. (since 1996) and Aberdeen Emerging Markets Small Company Opportunities Fund, Inc. (since 1996) (each a closed-end investment company). Mr. Arzac has served as Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund) since 2010, trustee of Mirae Discovery Funds (open-end investment companies) (since 2010); director of Starcomms PLC (telecommunications company) (from 2008 to 2011); and director of Epoch Holding Corporation (an investment management and investment advisory services company) (from 2006 to March 2013). Mr. Arzac graduated with a CPN degree from the University of Buenos Aires and has an MBA, an MA and a Ph.D. from Columbia University. We believe Mr. Arzac’s experience in the financial services industry and his business and consulting experience in the areas of finance, trade and economics bring important and valuable skills to our Board of Directors.

Steven N. Rappaport has served as the Chairman of our Board of Directors since August 2014. Mr. Rappaport has over 30 years of legal and business experience in the financial services industry.

Mr. Rappaport has been a partner of RZ Capital, LLC (since July 2002), a private investment firm that also provides administrative services for a limited number of clients. Mr. Rappaport has been the Chairman of the Board and Nominating Committee Chairman (since 2005) and Trustee (since 1999) of Credit Suisse Commodity Strategy Funds, Credit Suisse Opportunity Funds and Credit Suisse Trust. Mr. Rappaport has been Chairman of the Board and the Nominating Committee Chairman (since 2012) and Director (since 2005) of Credit Suisse Asset Management Income Fund, Inc. Mr. Rappaport has been Chairman of the Board and Nominating Committee Chairman (since 2012) and Trustee (since 2005) of Credit Suisse High Yield Bond Fund. Mr. Rappaport also currently serves as Director of iCAD, Inc. (a surgical & medical instruments & apparatus company) (since 2006); Partner of Backstage Acquisition Holding, LLC (Publication Job Postings) (since 2013); Director of Aberdeen Chile Fund, Inc. (since 2003), Aberdeen Indonesia Fund, Inc. (since 2005), Aberdeen Israel Fund, Inc. (since 1992), Aberdeen Latin America Equity Fund, Inc. (since 2005) and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (since 2006) (each a closed-end investment company). Mr. Rappaport also served as Director of Presstek, Inc. (digital imaging technologies company) (from 2003 to 2012), and Director of Wood Resources, LLC (plywood manufacturing company) (from 2003 to October 2013).

From March 1995 to July 2002, Mr. Rappaport was Director, President and Principal of Loanet, Inc., an online real-time accounting service used by brokers and institutions to support domestic and international securities borrowing and lending activities. Loanet, Inc. was acquired by SunGard Data Systems in May 2001. From March 1992 to December 1994, Mr. Rappaport was Executive Vice President of Metallurg, Inc. (Metallurg), a producer and seller of high quality specialty metals and alloys, and President of Metallurg’s subsidiary, Shieldalloy Corporation. He also served as Director of Metallurg from 1985 to 1998. From March 1987 to March 1992, Mr. Rappaport was Director, Executive Vice President and Secretary of Telerate, Inc. (Telerate), an electronic distributor of financial information. Telerate was acquired by Dow Jones over a number of years commencing in 1985 and culminating in January 1990, when it became a wholly owned subsidiary. Mr. Rappaport practiced corporate and tax law at the New York law firm of Hartman & Craven from August 1974 to March 1987, and became a partner in the firm in 1979.

Mr. Rappaport graduated with a B.S. degree from Northeastern University and a J.D. from Washington University School of Law and an L.L.M. from New York University School of Law. We believe Mr. Rappaport’s financial and legal experience bring important and valuable skills to our Board of Directors.

Biographical Information — Executive Officers Who are Not Directors

Bruce S. Rosenberg has served as our Chief Financial Officer since August 2014. Mr. Rosenberg has served in various capacities at Credit Suisse since 2008, including as a Director of Liquid Accounting of Credit Suisse since 2012, and as the Chief Financial Officer of Credit Suisse open-end funds, Credit Suisse Asset Management Income Fund, Inc. and Credit Suisse High Yield Bond Fund since 2012.

Emidio Morizio has served as our Chief Compliance Officer since August 2014. Mr. Morizio has served in various capacities at Credit Suisse since July 2000, including as Managing Director and Global Head of Asset Management Compliance of Credit Suisse since January 2010, Director and Global Head of Asset Management Compliance of Credit Suisse from January 2005 to December 2009, and Vice President at Credit Suisse from July 2000 to December 2004. Mr. Morizio has served as the Chief Compliance Officer of the Credit Suisse open-end funds, Credit Suisse Asset Management Income Fund, Inc. and Credit Suisse High Yield Bond Fund since 2004.

Joanne Doldo has served as our Chief Legal Officer since August 2014. Ms. Doldo has served as Vice President and Counsel at Credit Suisse since February 2013. Ms. Doldo has served as Chief Legal Officer of the Credit Suisse open-end funds, Credit Suisse Asset Management Income Fund, Inc. and Credit Suisse High Yield Bond Fund since February 2013. Previous to Credit Suisse, Ms. Doldo was an independent contractor from January 2009 to February 2012.

Karen Regan has served as our Vice President and Secretary since August 2014. Ms. Regan has served in various capacities at Credit Suisse since December 2004, including as Vice President at Credit Suisse since

January 2008 and Assistant Vice President from December 2004 to December 2007. Ms. Regan has served as Vice President and Secretary of the Credit Suisse open-end funds since August 2010. Ms. Regan has served as Senior Vice President and Secretary of Credit Suisse Asset Management Income Fund Inc. and Credit Suisse High Yield Bond Fund since August 2010.

Rocco DelGuercio has served as our Treasurer since August 2014. Mr. DelGuercio has served as Vice President of Credit Suisse since May 2013. Mr. DelGuercio has served as Treasurer of the Credit Suisse open-end funds, Credit Suisse Asset Management Income Fund Inc. and Credit Suisse High Yield Bond Fund since May 2013 and in various other capacities at Credit Suisse from June 1996 to March 2004. From February 2012 to April 2013, Mr. DelGuercio was an independent contractor. Prior to that, Mr. DelGuercio served as Director of Legg Mason & Co., LLC from March 2004 to January 2012.

Leadership Structure and Oversight Responsibilities

Overall responsibility for our oversight rests with our Board of Directors. We have engaged the Adviser to manage us on a day-to-day basis. Our Board of Directors is responsible for overseeing the Adviser and other service providers in our operations in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and our charter. Our Board of Directors is currently composed of three members, two of whom are directors who are not “interested persons” of our Company or our Adviser as defined in the 1940 Act. Our Board of Directors meets in-person at regularly scheduled quarterly meetings each year. In addition, our Board of Directors may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, our Board of Directors has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist our Board of Directors in fulfilling its oversight responsibilities. The independent directors also have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Our Board of Directors has appointed Steven N. Rappaport, an Independent Director, to serve in the role of Chairman of our Board of Directors. The Chairman’s role is to preside at all meetings of our Board of Directors and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chairman serves as a key point person for dealings between management and the directors. The Chairman also may perform such other functions as may be delegated by our Board of Directors from time to time. Our Board of Directors reviews matters related to its leadership structure annually. Our Board of Directors has determined that our Board of Directors’ leadership structure is appropriate because it allows our Board of Directors to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full Board in a manner that enhances effective oversight.

We are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of our Board of Directors’ general oversight of us and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. Our Board of Directors recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of us, our Board of Directors interacts with and reviews reports from, among others, the Adviser, our Chief Compliance Officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by us and applicable risk controls. Our Board of Directors may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees and Meetings of Directors

Our Board of Directors has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors, namely Messrs. Arzac, and Rappaport.

In accordance with its written charter adopted by our Board of Directors, the Audit Committee (a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) prepares an audit committee report, if required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, our accounting and financial reporting policies and our internal controls; (d) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and (f) acts as a liaison between our independent registered public accounting firm and our Board of Directors.

In accordance with its written charter adopted by our Board of Directors, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at our meetings of stockholders, special or annual, if any, or to fill any vacancy on our Board of Directors that may arise between stockholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of our Board of Directors and its committee structure to determine whether such structure is operating effectively.

The Nominating Committee will consider for nomination to our Board of Directors candidates submitted by our stockholders or from other sources it deems appropriate. Any recommendation should be submitted to our Secretary, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of our shares that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an “interested person” of our Company (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Nominating Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the 1934 Act. If we are holding a stockholder meeting, any such submission, in order to be included in our proxy statement, should be made no later than the 120th calendar day before the date our proxy statement was released to security holders in connection with the previous year’s annual meeting or, if we have changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before we begin to print and mail our proxy statement.

PORTFOLIO COMPANIES

In order to expedite the ramp up of our investment activities and further our ability to meet our investment objective, on September 5, 2014, Credit Suisse Alternative Capital, LLC, an indirect, wholly owned subsidiary of Credit Suisse, made an approximately $221 million capital contribution to us. We then used the proceeds from the capital contribution to purchase from Credit Suisse Loan Funding LLC, an indirect, wholly owned subsidiary of Credit Suisse an approximately $206 million portfolio of primarily senior secured loans, originated and structured by the CCS Team over the last two and a half years while operating as part of the Global Credit Products business within the Investment Banking division of Credit Suisse using Credit Suisse’s proprietary capital. These loans were selected for our initial portfolio because they are similar to the type of investments we plan to originate. An independent third-party valuation service determined that the valuation of the initial portfolio we purchased was within an acceptable range of values. Separately, prior to the purchase of our portfolio, the valuation was ultimately approved by our Board of Directors based in part on a review of the third-party valuation report. We do not believe that there are any material differences in the underwriting standards that were used to originate our initial portfolio and the underwriting standards described in this prospectus that we expect to implement going forward.

As of December 31, 2014, our portfolio was comprised of 99.4% senior secured loans (including 44.5% first lien debt, 49.2% first lien unitranche and/or criss-cross collateral debt and 5.7% second lien debt) and 0.6% equity and other investments at fair value, of which 90.5% of the portfolio was invested in floating-rate debt, 9.8% was invested in fixed-rate debt, and the remainder in equity and other investments.

The following table sets forth certain information for each portfolio company in which we had a debt or equity investment as of December 31, 2014:

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Amount ($mm)(2)	Fair Value ($mm)(3)
AbelConn, LLC; CBT Technology, LLC; and SIE Computing Solutions, LLC c/o AbelConn, LLC 9210 Science Center Drive New Hope, MN 55428	Aero space & Defense	Senior Secured Unitranche – Term Loan A – Floating	LIBOR + 8.50% (1.00% floor)	7/17/2019	$18.25	$17.98

		Senior Secured Unitranche – Term Loan B – Floating	LIBOR + 2.50% (1.00% floor)	7/17/2019	$0.12	$0.12

Affirmative Insurance Holdings, Inc. 4450 Sojourn Drive, Suite 500 Addison, TX 75001	Banking, Finance, Insurance & Real Estate	Senior Secured Loan – First Lien – Floating	LIBOR + 9.25% (1.25% floor)	3/30/2016	$14.25	$13.89

AMPORTS, Inc. 10201 Centurion Parkway North, Suite 401 Jacksonville, FL 32256	Automotive	Senior Secured Unitranche – Term Loan Floating	LIBOR + 5.00% (1.00% floor)	5/19/2020	$19.05	$19.05

CF Entertainment Inc. 1925 Century Park East, 10th Floor Los Angeles, CA 90067	Media: Diversified & Production	Senior Secured Loan – First Lien – Floating	LIBOR + 7.50% (1.00% floor)	6/26/2019	$14.93	$14.78

Dodge Data & Analytics LLC 2 Penn Plaza, 10th Floor New York, NY 10121	Construction & Building	Senior Secured Loan – First Lien – Floating	LIBOR + 8.75% (1.00% floor)	10/31/2019	$12.00	$11.76

Evanta Ventures, Inc.; Sports Leadership Institute, Inc. 222 SW Columbia, Suite 1020 Portland, OR 97201	Services: Business	Secured Unitranche – Term Loan –Floating	LIBOR + 5.90% (1.00% floor)	12/23/2019	$15.20	$14.97

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Amount ($mm)(2)		Fair Value ($mm)(3)
FC Operating, LLC(4) 5300 Patterson Avenue SE Grand Rapids, MI 49530	Retail	Senior Secured Loan – First Lien – Floating	LIBOR + 10.75% (1.25% floor)	11/14/2017	$11.25		$9.11

Forbes Media LLC 499 Washington Boulevard, 9th Floor Jersey City, NJ 07310	Media: Advertising, Printing & Publishing	Senior Secured Unitranche – Term Loan – Floating	LIBOR + 6.75% (1.00% floor)	9/12/2019	$15.00		$14.85

Homeland HealthCare, Inc. 825 Market Street, Suite 300 Allen, TX 75013	Healthcare & Pharmaceuticals	Senior Secured Loan – First Lien – Fixed	15% PIK(4)	8/28/2016	$12.28		$9.45

Infinity Sales Group, LLC 5201 Congress Avenue, Suite 150 Boca Raton, FL 33487	Services: Business	Senior Secured Loan – First Lien – Floating	LIBOR + 10.50% (1.00% floor)	11/21/2018	$10.00		$9.35

Mississippi Sand, LLC 1716 Hidden Creek Court St. Louis, MO 63131	Metals & Mining	Senior Secured Loan – Second Lien – Floating	LIBOR + 10.00% (1.00% floor)	11/21/2019	$14.63		$14.28

New Standard Energy Texas LLC Level 2, 7 Ventnor Avenue West Perth WA 6005, Australia	Energy: Oil & Gas	Senior Secured Loan – First Lien – Fixed	13.00%(6)	11/28/2016	$6.11	(7)	$5.40	(7)

North Technology Group, LLC and North Sails Europe B.V. c/o North Technology Group, LLC 125 Old Gate Lane Milford, CT 06460	Consumer Goods: Non-Durable	Senior Secured Unitranche – Term Loan – Floating	LIBOR + 6.50% (1.25% floor)	3/5/2019	$20.00		$20.00

NSG Co-Invest (Bermuda) LP c/o North Technology Group, LLC 125 Old Gate Lane Milford, CT 06460	Consumer Goods: Non-Durable	Limited Partnership Units	—	—	$1.00		$1.00

Nursery Supplies, Inc.; Sidco Associates, LLC; Summit Plastic Company; and JanorPot, LLC c/o Nursery Supplies, Inc. 1415 Orchard Drive Chambersburg, PA 17201	Chemicals, Plastics, & Rubber	Senior Secured Unitranche – Term Loan Floating	LIBOR + 7.50% (1.00% floor)	6/13/2018	$15.48		$15.48

Petroflow Energy Corporation and TexOak Energy – Project 1C, LLC c/o Petroflow Energy Corporation 525 South Main Street, Suite 1120 Tulsa, OK 74103	Energy, Oil & Gas	Senior Secured Loan – First Lien – Floating	LIBOR + 8.00% (1.00% floor) and 3.00% PIK	7/31/2017	$15.19		$14.74

SCE Partners, LLC c/o WG-Iowa, LLC 3883 Howard Hughes Parkway, Suite 800 Las Vegas, NV 89169	Hotel, Gaming & Leisure	Senior Secured Loan – First Lien – Floating	LIBOR + 7.25% (1.00% floor)	8/14/2019	$10.97		$10.86

Description	Industry	Type of Investment	Interest(1)	Maturity	Principal Amount ($mm)(2)	Fair Value ($mm)(3)
Sequoia Healthcare Management, LLC c/o Sequoia Healthcare Management, LLC 69-71 New Hook Road Bayonne, NJ 07002	Healthcare & Pharmaceuticals	Senior Secured Term Loan – Fixed	12.00% and 4.00% PIK	7/17/2019	$7.45	$7.30

Speed Commerce, Inc. 1303 East Arapaho Road Richardson, TX 75081	High Tech Industries	Senior Secured Unitranche – Term Loan – Floating	LIBOR + 7.50% (1.00% floor)	11/21/2019	$11.00	$10.89

Worley Claims Services, LLC P.O. Box 249 Hammond, LA 70404	Services: Business	Senior Secured Loan – First Lien – Floating	LIBOR + 8.00% (1.00% floor)	10/31/2020	$13.50	$13.37

(1)	Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (which can include one-, two-, three- or six-month LIBOR) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate), at the borrower’s option, which reset periodically based on the terms of the loan agreement. For each such loan, we have provided the interest rate in effect on the date presented.
(2)	Principal amount includes amount of PIK interest.
(3)	Indicates fair value as determined by our Board of Directors. Except as otherwise noted, none of the portfolio companies, within the past three years, has (a) been in payment default, (b) extended the original maturity of its loan, (c) converted from cash interest to PIK interest, or (d) otherwise entered into a material amendment to its credit facility related to a deteriorating financial performance.
(4)	The credit facility for FC Operating, LLC, was amended on June 23, 2014, to include among other terms, a deferral of scheduled amortization payments until the quarter ended October 31, 2015.
(5)	The credit facility for Homeland Healthcare, Inc., was amended on June 27, 2014, to include among other terms, the ability for the borrower to elect to pay interest in kind (PIK) at an annual rate of 15.00% through December 31, 2014.
(6)	Under the credit facility, the interest rate was converted from 7.00% cash pay plus 6.00% PIK to 13.00% all cash pay as of November 28, 2014.
(7)	Excludes the value of our overriding royalty rate interest (“ORRI”), which we received as part of our investment for no additional cash consideration.

Set forth below is a brief description of select portfolio companies in which we have made an investment:

AbelConn, LLC; CBT Technology, LLC; SIE Computing Solutions, LLC. AbelConn, LLC is a provider of specialty, rugged and custom electronic assemblies including high-reliability backplanes, other assemblies, and interconnection solutions to the military and commercial aerospace markets. CBT Technology, LLC is the global manufacturer of engineered solutions for front panels and other components primarily used in the telecommunications, enterprise and networking industries. SIE Computing Solutions specializes in rugged electronics systems for mission-critical computing platforms to the military, transportation, medical, and telecommunications industries.

Affirmative Insurance Holdings, Inc. Affirmative Insurance Holdings, Inc. is a distributor and underwriter of non-standard personal automobile insurance policies for individual consumers in targeted geographic markets.

AMPORTS, Inc. AMPORTS, Inc., a portside automotive processing company in North America with 12 port facilities, including several owned properties, in the U.S. and Mexico, provides its customers an array of value-added solutions, including point-of-entry services, accessory installation, vehicle storage, underseal and engine coating, rail loading and unloading, and other services.

CF Entertainment Inc. CF Entertainment, Inc. (d.b.a. Entertainment Studios) is a production and global distribution company that produces original programming for first-run television syndication and cable networks in U.S. and non-U.S. markets and also operates seven digital cable and satellite networks.

Dodge Data & Analytics LLC is a provider of data, analytics, news and intelligence serving the North American construction industry.

Evanta Ventures, Inc.; Sports Leadership Institute, Inc. produce peer-to-peer networking forums, meetings, leadership conferences, and educational products for C-suite executives of Forbes 2000 companies, college athletic directors, professional sports executives, and retired professional athletes.

Mississippi Sand, LLC is a producer and distributer of high quality fracturing sand for use in the oil and gas industry.

North Technology Group, LLC and North Sails Europe B.V. North Technology Group, LLC and its affiliate, North Sails Europe B.V., together manufacture and market high-performance sails and spars for the sailboat racing and upper-end yacht market.

Nursery Supplies, Inc.; Sidco Associates, LLC; Summit Plastic Company; JanorPot, LLC. Nursery Supplies, Inc. and its affiliates together are a manufacturer of plastic containers, trays, and accessories for the nursery and greenhouse markets in North America and the U.K.

Petroflow Energy Corporation; TexOak Energy — Project 1C, LLC. Petroflow Energy Corporation and TexOak Energy — Project 1C, LLC are involved in the exploration, development and production of oil and natural gas, primarily in Oklahoma and Texas.

Recent Developments

On January 22, 2015, we closed a senior secured term loan with Precision Medical, Inc. and Spinal USA, Inc. with a principal of $12,500,000, cost of $12,500,000 and a maturity date of January 21, 2020.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of the Adviser and its CCS Team led by Messrs. Ernberg and Hall. The members of the Adviser’s CCS Team are not employed by us, and receive no compensation from us in connection with their portfolio management activities.

Investment Personnel

The Adviser is part of Credit Suisse’s Asset Management business, which has approximately 2,100 employees globally. The CCS Team has four investment professionals, including Messrs. Ernberg and Hall. In addition, the Adviser may retain additional investment personnel to add to the CCS Team in the future based on its needs. The table below shows the dollar range of shares of common stock beneficially owned by Messrs. Ernberg and Hall, as the portfolio managers of our investment portfolio, as of the date of this prospectus:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Jens Ernberg	—
Thomas Hall	—

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

Messrs. Emberg and Hall each intends to purchase approximately $500,000 of our common stock as soon as practicable on or after the first closing of this offering.

THE ADVISER

Credit Suisse Asset Management, LLC serves as our investment adviser. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us. The Adviser is part of Credit Suisse’s Asset Management business, which has approximately 2,100 employees globally. Credit Suisse provides its clients with investment banking, private banking and wealth management services worldwide. The Asset Management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. With offices in 18 countries, Credit Suisse’s Asset Management business is operated as a globally integrated network to deliver Credit Suisse’s best investment ideas and capabilities to clients around the world. As of September 30, 2014, the Credit Suisse Asset Management business managed assets of approximately $79.2 billion in the Americas and managed assets of approximately $409.3 billion worldwide.

Investment and Asset Management Team

The CCS Team manages the Fund using a team-based approach. The CCS Team consists of four investment professionals who focus on the sourcing, transaction development and ongoing monitoring of our investments, with Mr. Ernberg and Mr. Hall, as the lead portfolio managers for the Fund, being jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Biographical information for the senior members of the CCS Team responsible for our day-to-day management is set forth below.

Jens Ernberg has served in various capacities at Credit Suisse from 2000 to 2004 and 2007 to the present, including as Managing Director at the Adviser, Co-Founder and Portfolio Manager of Credit Suisse Corporate Credit Solutions (Loan Trading/Global Credit Products) since 2012; Co-Head of CS Special Situations from 2011 to 2014; and Director of Credit Suisse (distressed debt research analyst) from 2007 to 2010. In 2004, Mr. Ernberg was recruited as the first employee to help found and build Legacy Partners Group, LLC (“Legacy Partners”), a middle-market M&A advisory firm, where he served as Senior Vice President until its sale in 2007. Mr. Ernberg joined Credit Suisse in 2000 when it merged with Donaldson, Luftkin & Jenrette where he served as an Associate and Vice President in its M&A advisory group. Previous to that, Mr. Ernberg served as Sr. Associate Management Consultant at Markon Associates from 1998 to 1999, and a Sr. Design Engineer, Hospital for Special Surgery from 1993 to 1996. Mr. Ernberg graduated with a MSc degree in Mechanical Engineering from The Royal Institute of Technology (Stockholm, Sweden) and an M.B.A. from The Wharton School of the University of Pennsylvania.

Thomas Hall has served in various capacities at Credit Suisse from 2004 to the present, including as Director at the Adviser, Co-Founder and Portfolio Manager of Credit Suisse Corporate Credit Solutions (Loan Trading/Global Credit Products) since 2012; Director of Credit Suisse (Syndicated Loan Sales & Trading) from 2009 — 2012; Vice President and Director of Credit Suisse (Syndicated Loan Capital Markets in both New York and London) from 2005 — 2008; and Vice President of Credit Suisse (Corporate Banking) from 2004 — 2005. Previous to that, Mr. Hall served as Associate and Vice President in various roles within the Media & Telecom Group at TD Securities, including Structured Finance, Corporate & Investment Banking and Loan Workout. Prior to that, Mr. Hall served as a mutual fund accountant at Investors Bank & Trust from 1995 — 1996 and at Bankers Trust from 1996 — 1997 and in the middle office and as a fixed income derivatives sales assistant in the Global Relative Value Group at Deutsche Bank from 1997 — 1999. Mr. Hall is a CFA charterholder, graduated with a BS degree in Finance from Lehigh University and an M.B.A. from the Goizueta Business School at Emory University.

INVESTMENT ADVISORY AGREEMENT AND FEES

Our investment process will be provided through the efforts of the Adviser, which benefits from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities of Credit Suisse. The Adviser will be responsible for the overall management of our activities and for the day-to-day management of our investment portfolio. The Adviser will provide its services under an Investment Advisory Agreement with us. The activities of the Adviser are subject to the supervision and oversight of our Board of Directors.

Advisory Services

Under the terms of the Investment Advisory Agreement, the Adviser will be responsible for the following:

•	managing our assets in accordance with our investment objective, policies and restrictions;

•	determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on our behalf;

•	monitoring our investments;

•	performing due diligence on prospective portfolio companies;

•	exercising voting rights in respect of portfolio securities and other investments for us;

•	serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies; and

•	providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of our capital.

The Adviser will be primarily responsible for initially identifying, evaluating, negotiating, structuring and effectuating our investments. These activities will be carried out by the CCS Team and subject to the oversight of the Adviser’s investment personnel and, ultimately, our Board of Directors. Certain affiliated co-investment transactions may require the additional approval of our independent directors.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Term; Effective Date

The Investment Advisory Agreement was approved by our Board of Directors on August 20, 2014 and became effective as of September 5, 2014. The Investment Advisory Agreement was subsequently amended and restated on December 2, 2014. A discussion regarding the basis for our Board of Directors’ approval of the Investment Advisory Agreement will be included in the first periodic report we file with the SEC following the commencement of this offering. Unless earlier terminated as described below, the agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by a majority of our Board of Directors, including a majority of independent directors, or by the holders of a majority of our outstanding voting securities.

The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, we may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of our independent directors or the holders of a majority of the outstanding shares of our common stock. In addition, the Adviser may terminate the Investment Advisory Agreement with us upon 120 days written notice.

Removal of Adviser

The Adviser may be removed by the Board of Directors or by the affirmative vote of a Majority of the Outstanding Shares (defined below). Upon removal of the Adviser, any member of the Board of Directors that is an employee of Credit Suisse or an affiliate thereof will be required to resign. “Majority of the Outstanding Shares” means the lesser of (1) 67% or more of the outstanding Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy or (2) a majority of outstanding Shares. In the event of any such vote, stockholders that are affiliated with us including Credit Suisse employees, Credit Suisse Alternative Capital, LLC, an indirect, wholly owned subsidiary of Credit Suisse, and any other Credit Suisse entity, shall mirror vote their shares pro rata in proportion to the vote by the unaffiliated stockholders. Upon any such removal of the Adviser in accordance with this provision, the Adviser will be entitled to any Management Fees, Incentive Fee or other reimbursable expenses that have accrued but remain unpaid as of such removal date.

Compensation of the Adviser

We will pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a Management Fee and an Incentive Fee. We believe that this fee structure benefits our stockholders by aligning the compensation of the Adviser with its overall investment performance. The cost of both the Management Fee and the Incentive Fee will ultimately be borne by our stockholders.

Base Management Fee

The Management Fee is payable monthly in arrears at an annual rate of 1.75% of our average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of our two most recently completed calendar months. Thereafter, and until such time as our shares are listed on a national securities exchange, the Management Fee will be payable quarterly in arrears at an annual rate of 1.75% of our average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of our two most recently completed calendar quarters. Until such time, if any, as our common stock is listed on a national securities exchange, the Adviser has agreed to waive its right to receive 0.25% of the Management Fee such that the annual rate at which the Management fee is calculated is 1.50% of our average gross assets, rather than 1.75%. In the event of the listing of our common stock on a national securities exchange, the Management Fee will be payable quarterly in arrears at an annual rate of 1.75% of our average gross assets, including cash and cash equivalents and assets purchased with borrowed amounts, at the end of each of the two most recently completed calendar quarters. The Management Fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be. For purposes of the Investment Advisory Agreement, gross assets means our total assets determined on a consolidated basis in accordance with generally accepted accounting principles in the United States, excluding cash and cash equivalents, but including assets purchased with borrowed amounts. In the event our shares are listed on a national securities exchange, gross assets shall include cash and cash equivalents and assets purchased with borrowed amounts.

Incentive Fee

The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on our income and a portion is based on our capital gains, each as described below.

Income-Based Incentive Fee:

The portion of the Incentive Fee based on income is determined and paid quarterly in arrears, commencing with the quarter ending September 30, 2014, by reference to our aggregate pre-Incentive Fee net investment income, as adjusted, from the immediately preceding calendar quarter. The aggregate pre-Incentive Fee net investment income at the immediately preceding calendar quarter (the “Ordinary Income”), expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “performance threshold” of 1.75% per quarter (7% annualized). For the avoidance of doubt, pre-Incentive Fee net investment income is net of all our fees and expenses, including the Management Fee but excluding any Incentive Fee paid.

“Ordinary Income” means consolidated interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees but excluding fees for providing significant managerial assistance) accrued by us during the calendar quarter, minus our operating expenses for the quarter (including the Management Fee, any expenses whether incurred directly by us or incurred by the Adviser on our behalf, including expenses under any Placement Agent Agreement and any administration agreement with an administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee (both on income and capital gains). Ordinary Income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), consolidated accrued income that we have not yet received in cash. Ordinary Income does not include any realized capital gains, realized capital losses or unrealized capital depreciation.

Ordinary Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7% annualized). We will pay the Adviser an Incentive Fee with respect to our Ordinary Income in each calendar quarter as follows:

(A) No Incentive Fee in any calendar quarter in which our Ordinary Income does not exceed the hurdle rate;

(B) 100% of our Ordinary Income with respect to that portion of such Ordinary Income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

(C) 20% of the amount of our Ordinary Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

These calculations will be appropriately pro rated for any period of less than three months and appropriately adjusted for any share issuances or repurchases during the current quarter.

The following is a graphic representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Capital Gains Incentive Fee:

The portion of the Incentive Fee based on capital gains is calculated on an annual basis and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as applicable). For each period beginning on January 1 of each calendar year and ending on December 31 of the calendar year or, in the case of our first and last year, the appropriate portion thereof (each, an “Annual Period”), the Adviser will receive an Incentive Fee equal to 20% of the difference, if positive, of the sum of our aggregate realized capital gains, if any, computed net of our aggregate realized capital losses, if any, and our aggregate unrealized capital depreciation, if any, in each case from the beginning of the annual period until the end of such annual period. For the avoidance of doubt, unrealized capital gains are excluded from the calculation above. The capital gains-based Incentive Fee is payable commencing with the annual period in which the date of the effectiveness of the Investment Advisory Agreement occurred.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated.

Below are examples of the two-part incentive fee:

Example 1: — Incentive Fee on Income, Determined on a Quarterly Basis

Alternative 1 — Assumptions(*)

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Hurdle rate(1) = 1.75%

•	Management fee(2) = 0.60%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses) = 0.45%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2 — Assumptions(*)

•	Investment income (including interest, dividends, fees, etc.) = 2.75%

•	Hurdle rate(1) = 1.75%

•	Management fee(2) = 0.60%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses) = 1.95%

Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to the Adviser.

Incentive fee	= 100% x pre-incentive fee net investment income, subject to “catch up”(4)

= 100% x (1.95%-1.75%) = 0.20%

Alternative 3 — Assumptions(*)

•	Investment income (including interest, dividends, fees, etc.) = 3.25%

•	Hurdle rate(1) = 1.75%

•	Management fee(2) = 0.60%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses) = 2.45%

Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to the Adviser.

•	Incentive fee = 20% x pre-incentive fee net investment income, subject to “catch-up”(4)

•	Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.1875%))

•	Catch-up = 2.1875% - 1.75% = 0.4375%

Incentive fee	= (100% x 0.4375%) + (20% x (2.45% - 2.1875%)

= 0.4375% + (20% x 0.2625%) = 0.4375% + 0.0525% = 0.49%

(1)	Represents 7% annualized hurdle rate.
(2)	Represents 2.40% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20% on all of our investment income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter.
(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets

Example 2: Capital Gains Portion of Incentive Fee

Alternative 1 — Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), and $30 million investment made in company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

•	Year 3: None

•	Year 4: $200,000 ($1 million realized capital gain on the sale of Investment B multiplied by 20%)

Alternative 2 — Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), $30 million investment made in company B (“Investment B”) and $25 million investment made in company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $25 million and Investment C sold for $35 million

•	Year 4: FMV of Investment B determined to be $30 million

•	Year 5: Investment B sold for $40 million.

The capital gains portion of the incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains incentive fee (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•	Year 3: $2 million (20% multiplied by $10 million realized capital gain on Investment C)

•	Year 4: None

•	Year 5: $2 million (20% multiplied by $10 million realized capital gain on Investment B)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

Prohibited Activities

Our charter prohibits the following activities among us, the Adviser and its affiliates:

•	We may not purchase or lease assets in which the Adviser or its affiliates has an interest unless (i) we disclose the terms of the transaction to our stockholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	Until such time, if any, as our common stock is listed on a national securities exchange, we may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

•	The Adviser and its affiliates may not acquire assets from us unless (i) approved by our stockholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not lease assets to the Adviser or its affiliates unless the transaction occurs in connection with our formation and we disclose the terms of the transaction to our stockholders and such terms are fair and reasonable to us;

•	We may not make any loans, credit facilities, credit agreements or otherwise to the Adviser or its affiliates except for the advancement of funds as permitted by our charter;

•	Until such time, if any, as our common stock is listed on a national securities exchange, we may not acquire assets from our affiliates in exchange for our common stock;

•	We may not pay a commission or fee, either directly or indirectly to the Adviser or its affiliates, except as otherwise permitted by our charter, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	The Adviser may not charge duplicate fees to us; and

•	The Adviser may not provide financing to us with a term in excess of 12 months.

In addition, in the Investment Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

Compliance with the Omnibus Guidelines published by the North American Securities Administrators Association

Rebates, Kickbacks and Reciprocal Arrangements

The Adviser may not receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws. The Adviser also may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell shares of our common stock or give investment advice to a potential stockholder. This agreement will not prohibit, in any way, the payment to a registered broker-dealer or other properly licensed agent of sales commissions for selling or distributing shares of our common stock.

Commingling

The Adviser may not permit our funds to be commingled with the funds of any other entity.

Indemnification of the Adviser

The Investment Advisory Agreement provides that the Adviser (and any of its affiliates, directors, officers, members, employees, agents, or representatives) shall not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and we shall indemnify, defend and protect the Adviser (and its affiliates, directors, officers, members, employees, agents, and representatives, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or our security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. Notwithstanding the preceding sentence, nothing contained in the Investment Advisory Agreement shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to us or our security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties, by reason of the reckless disregard of the Adviser’s duties and obligations under the Investment Advisory Agreement (as the same shall be determined in accordance with the 1940 Act) or by reason of a material and knowing violation of United States securities laws.

ADMINISTRATION AGREEMENTS AND FEES

Administrative Services

We have entered into a Co-Administration Agreement with the Adviser and will enter into a Master Administration and Accounting Agreement with State Street (the “Administration Agreement”) pursuant to which the Adviser and /or State Street will perform or oversee the performance of various administrative services that we require.

Co-Administration Agreement with the Adviser

The Co-Administration Agreement was approved by our Board of Directors on August 20, 2014 and became effective as of September 5, 2014. Unless earlier terminated as described below, the Administration Agreement will remain in effect for a period of one year from the effective date and will remain in effect from year to year thereafter if approved annually by a vote of a majority of the Board of Directors and a vote of a majority of the members of the Board of Directors who are not interested persons.

Pursuant to the Co-Administration Agreement with the Adviser, subject to the supervision and direction of the Board of Directors, the Adviser will, among other services, assist in supervising all aspects of our operations, except those performed by other parties pursuant to written agreements with us, preparing and filing SEC reports, preparing, printing and disseminating stockholder reports and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Adviser will also provide corporate governance services and compliance services, and provide us with facilities and access to personnel necessary for our business. Additionally, as a BDC, we must generally offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance. The Adviser will make available such managerial assistance under the Co-Administration Agreement, on our behalf, to our portfolio companies whether or not they request this assistance. The Adviser will bear all expenses in connection with the performance of its services under the Co-Administration Agreement.

Pursuant to the Co-Administration Agreement with the Adviser, we will indemnify, defend and protect the Adviser and certain of its related parties, and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorney’s fees and amounts reasonably paid in settlement) incurred by the Adviser and such related parties arising out of or otherwise based upon the performance of any of its obligations under the agreement. Such indemnity does not apply in instances of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties, by reason of reckless disregard of its duties and obligations under the Co-Administration Agreement or by reason of a material and knowing violation of United States securities laws.

We may terminate the Co-Administration Agreement, without penalty, on 60 days’ written notice, upon approval by the Board of Directors, including a majority of our independent directors or by the affirmative vote of (1) 67% or more of the outstanding voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (2) 50% of our outstanding voting securities. The Adviser may terminate the Co-Administration Agreement on 90 days’ written notice, without penalty.

Administration Agreement with State Street

Pursuant to the Administration Agreement and subject to our authorization and direction, State Street will provide us with certain treasury, tax, legal and accounting services. State Street will perform such other services for us that are mutually agreed to from time to time.

For providing these services, State Street will be entitled to reasonable compensation for its services and expenses, as agreed upon from time to time. We will bear all expenses incurred in our operation and not specifically assumed by State Street.

Pursuant to the Administration Agreement, we will indemnify and hold State Street harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by State Street and its directors, officers, employees and agents resulting from any claim, demand, action or suit in connection with State Street’s acceptance of the Administration Agreement, any action or omission by State Street in the performance of its duties thereunder, or as a result of acting upon any instructions reasonably believed by State Street to have been duly authorized by us or upon reasonable reliance on information or records given or made by us or our Adviser. However, such indemnification shall not apply to actions or omissions of State Street, its directors, officers, employees or agents in cases of its or their own fraud, negligence, willful misconduct, or bad faith.

The Administration Agreement will remain in effect for an initial term ending December 31, 2017, after which the Administration Agreement shall automatically renew for successive one-year terms, unless a written notice of non-renewal is delivered by the non-renewing party no later than 90 days prior to the expiration of the initial term or any successive one-year term. Either party may terminate the Administration Agreement in the event of the other party’s material breach of a material provision of the Administration Agreement that the other party has either failed to cure or failed to establish a remedial plan to cure that is reasonably acceptable, within 60 days’ written notice of the breach. In addition, the Administration Agreement may also be terminated by either party in the event of the appointment of a conservator or receiver for the other party or similar event. In the event we terminate the Administration Agreement, we will be required to pay State Street its compensation due and reimburse the Administrator for its costs, expenses and disbursements incurred and that remain unpaid through the date of termination.

In the event we terminate the Administration Agreement during the initial term for any reason other than those set out above, or in the case of certain transactions not in the ordinary course of business pursuant to which the Administrator is not retained to continue to provide services to us, we will be required to pay the Administrator its compensation due through the end of the then-current term (based on the average monthly compensation previously earned by the Administrator under the Administration Agreement and reimburse the Administrator for its costs, expenses and disbursements).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Credit Suisse is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, Credit Suisse provides a wide range of financial services to a substantial and diversified client base. In those and other capacities, Credit Suisse advises clients in all markets and types of transactions, and purchases, sells, holds and recommends a broad array of investments for its own accounts and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises. Credit Suisse has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets, and the securities and issuers, in which we may directly and indirectly invest. We also are a party to various agreements with Credit Suisse and its affiliates, including Credit Suisse Alternative Capital, LLC, which owns a significant amount of our common stock. As a result, Credit Suisse’s activities and dealings, including on our behalf, may affect us in ways that may disadvantage or restrict us and/or benefit Credit Suisse or other accounts.

Allocation of investment opportunities among our Company and other accounts

The Adviser may develop an investment program in which it manages or advises multiple clients (including clients in which Credit Suisse and its personnel have an interest) that have investment objectives that are similar to our investment objective and may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as us. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in regulated industries, small capitalization and initial public offerings/new issues), where the liquidity of such investment opportunities is limited or where co-investments by us and other clients are not permitted under applicable law.

Subject to applicable law, Credit Suisse, certain of its affiliates and certain funds managed and controlled by the Adviser may invest alongside us. In certain circumstances, negotiated co-investments by us and Credit Suisse, certain of its affiliates and certain funds managed and controlled by the Adviser may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance whether, or when, any such order would be obtained, if sought. In the absence of an SEC order, when the Adviser identifies certain investments, it will be forced to choose which clients should make the investment. Although Credit Suisse will endeavor to allocate investment opportunities in a fair and equitable manner over time, it is possible that we will not be given the opportunity to participate in investments made by other clients managed by the Adviser.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the majority of the independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and such affiliate is generally prohibited from buying or selling any portfolio securities from or to us, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with us, absent the prior approval of our independent directors. The Adviser and its affiliates, including persons that control, or are under common control with, us or the Adviser, are also considered to be our affiliates under the 1940 Act, and such affiliates are generally prohibited from buying or selling any security from or to, or entering into “joint” transactions with, us without prior approval of the independent directors and, in some cases, exemptive relief from the SEC.

We may, however, invest alongside Credit Suisse, certain of its affiliates and other funds managed and controlled by Credit Suisse and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such funds consistent with guidance promulgated by the staff of the SEC permitting us and such other funds to purchase interests in the same class of privately placed securities so long as certain conditions are met, including that the Adviser, acting on our behalf and on behalf of such funds, negotiates no term other than price. We may also invest alongside Credit Suisse, certain of its affiliates and certain funds managed and controlled by the Adviser as otherwise permissible under regulatory guidance, applicable regulations and the allocation policy of the Adviser.

To address conflicts arising from transactions of the type disclosed above, the Adviser has developed allocation policies and procedures that provide that personnel of the Adviser making portfolio decisions for accounts will make purchase and sale decisions and allocate investment opportunities among accounts consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across eligible accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. Accounts managed by different portfolio management teams are generally viewed separately for allocation purposes. There will be cases where certain accounts receive an allocation of an investment opportunity when we do not and vice versa.

Personnel of the Adviser involved in decision-making for accounts may make allocation-related decisions for us and other accounts by reference to one or more factors, including without limitation: the account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions affecting certain accounts or affecting holdings across accounts); strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the expected future capacity of the applicable accounts; limits on brokerage discretion; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of different accounts that have similar strategies. In addition, in some cases the Adviser’s personnel may make investment recommendations to accounts where the accounts make the investment independently of Credit Suisse, which may result in a reduction in the availability of the investment opportunity for other accounts (including us) irrespective of the Adviser’s policies regarding allocation of investments.

The Adviser may, from time to time, develop and implement new trading strategies or seek to participate in new investment opportunities and trading strategies. These opportunities and strategies may not be employed in all accounts or pro rata among accounts where they are employed, even if the opportunity or strategy is consistent with the objectives of such accounts.

During periods of unusual market conditions, Credit Suisse may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only accounts that are typically managed on a side-by-side basis with levered and/or long-short accounts.

We may or may not receive, but in any event will have no guaranteed rights with respect to, opportunities sourced by Credit Suisse businesses and its affiliates. Such opportunities or any portion thereof may be offered to other accounts, Credit Suisse, all or certain of our investors, or such other persons or entities as determined by Credit Suisse in its sole discretion. We will have no guaranteed rights and will not receive any compensation related to such opportunities.

Material Nonpublic Information

Our executive officers and members of the CCS Team may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Dealer Manager Agreement

We have entered into a dealer manager agreement with Credit Suisse Securities (USA), LLC. Pursuant to the dealer manager agreement, we will indemnify the dealer manager, its officers, directors and any person who controls the dealer manager, in certain circumstances. In addition, pursuant to the dealer manager agreement, we will not pay any fees or expenses to the dealer manager in connection with rendering its services; provided, we will pay for any costs associated with preparing certain disclosure documents and marketing materials.

Pursuant to the dealer manager agreement with Credit Suisse Securities (USA), LLC, we agree to indemnify, defend and hold harmless the dealer manager, and certain of its related parties, against any and all claims, demands, liabilities and expenses (including the cost of investigating and defending such claims, demands or liabilities, including attorney’s fees) incurred by the dealer manager arising out of or based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any of our documents; (b) any omission or alleged omission to state a material fact required to be stated in any of our documents or necessary to make the statements in such documents not misleading; provided, however, that our agreement to indemnify the dealer manager certain of its related parties shall not be deemed to cover any claims, demands, liabilities or expenses arising out of or based upon any statements or representations made by the dealer manager or its representatives or agents that are inconsistent with or vary from statements and representations contained in any of our documents and in such financial and other statements relating to the Company as provided to the dealer manager by us; or (c) our breach of the dealer manager agreement.

Investment Advisory Agreement

We have entered into the Investment Advisory Agreement with the Adviser and will pay the Adviser a Management Fee and Incentive Fee. The Incentive Fee will be computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for the Adviser to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from the Adviser to assist our Board of Directors with the valuation of our portfolio investments. The Adviser’s Management Fee and Incentive Fee are based on the value of our investments and there may be a conflict of interest when personnel of the Adviser are involved in the valuation process for our portfolio investments. In addition, the dealer manager has a right to receive a fixed percentage of the profits generated by the Adviser from the Management Fee, but otherwise has no equity interest in, or control of, the Adviser.

The Investment Advisory Agreement provides that the Adviser (and any of its affiliates, directors, officers, members, employees, agents, or representatives) shall not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and we shall indemnify, defend and protect the Adviser (and its affiliates, directors, officers, members, employees, agents, and representatives, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or our security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. Notwithstanding the preceding sentence, nothing contained in the Investment Advisory Agreement shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to us or our security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties, by reason of the reckless disregard of the Adviser’s duties and obligations under the Investment Advisory Agreement (as the same shall be determined in accordance with the 1940 Act) or by reason of a material and knowing violation of United States securities laws.

Under the Investment Advisory Agreement, we recognize that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name “CS” or “Credit Suisse” as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as our investment adviser, we agree that, at the Adviser’s request, our license to use the words “CS” or “Credit Suisse”, or any derivation thereof, will terminate and that we will immediately take all necessary action to change its name to a name not including the words “CS” or “Credit Suisse” or any derivation thereof.

Voting Agreement

Credit Suisse Alternative Capital, LLC, an indirect, wholly owned subsidiary of Credit Suisse, intends to, and any Credit Suisse entity or any employees of any such Credit Suisse entity that intend to purchase our common stock will be required to, enter into a voting agreement with us. The voting agreement provides that, so long as Credit Suisse Alternative Capital, LLC, any Credit Suisse entity and any employees of any such Credit Suisse entity or their immediate family members own, in the aggregate, less than 90% of our voting securities, Credit Suisse Alternative Capital, LLC, any Credit Suisse entity and any such employees of any such Credit Suisse entity or their immediate family members will agree to mirror vote their shares of our common stock in the same manner as our other non-affiliated stockholders with respect to any vote to terminate the Investment Advisory Agreement with the Adviser and any subsequent replacement of the Adviser. In addition, the voting agreement provides that, so long as Credit Suisse Alternative Capital, LLC, any Credit Suisse entity and any employees of any such Credit Suisse entity or their immediate family members own in the aggregate between 50% and 90% of our voting securities, they will agree to mirror vote their shares of our common stock in the same manner as our other non-affiliated stockholders with respect to any vote by our stockholders.

Appraisal and Compensation

Our charter provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving us and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” and, prior to the listing of our common stock on a national securities exchange, an appraisal of all our assets will be obtained from a competent independent appraiser which will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and shall indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser shall be for the exclusive benefit of our stockholders. A summary of such appraisal shall be included in a report to our stockholders in connection with a proposed roll-up. All stockholders will be afforded the opportunity to vote to approve such proposed roll-up, and shall be permitted to receive cash in an amount of such stockholder’s pro rata share of the appraised value of our net assets.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the expected beneficial ownership of our common stock as of the date of this prospectus, by:

•	each person known to us to be expected to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on 22,114,476 shares of common stock outstanding as of February 2, 2015.

Shares Beneficially Owned
Name	Number	Percentage
Executive Officers:(1)(2)
John G. Popp	—	—
Bruce S. Rosenberg	—	—
Emidio Morizio	—	—
Joanne Doldo	—	—
Karen Regan	—	—
Rocco DelGuercio	—	—
Independent Directors:(1)
Enrique R. Arzac	—	—
Steven N. Rappaport	—	—
All officers and directors as a group (seven persons)	—	—%
5% or Greater Stockholder:
Credit Suisse Alternative Capital, LLC(2)(3)	22,114,476	100.0%

*	Represents less than 1%.
(2)	Credit Suisse Alternative Capital, LLC, an indirect, wholly owned subsidiary of Credit Suisse, intends to, and any Credit Suisse entity or any employees of any such Credit Suisse entity that intend to purchase our common stock will be required to, enter into a voting agreement with us. The voting agreement provides that, so long as Credit Suisse Alternative Capital, LLC, any Credit Suisse entity and any employees of any such Credit Suisse entity or their immediate family members, in the aggregate, less than 90% of our voting securities, Credit Suisse Alternative Capital, LLC, any Credit Suisse entity and any such employees of any such Credit Suisse entity or their immediate family members, will agree to mirror vote their shares of our common stock in the same manner as our other non-affiliated stockholders with respect to any vote to terminate the Investment Advisory Agreement with the Adviser and any subsequent replacement of the Adviser. In addition, the voting agreement provides that, so long as Credit Suisse Alternative Capital, LLC, any Credit Suisse entity and any employees of any such Credit Suisse entity or their immediate family members own in the aggregate between 50% and 90% of our voting securities, they will agree to mirror vote their shares of our common stock in the same manner as our other non-affiliated stockholders with respect to any vote by our stockholders.
(3)	Credit Suisse indirectly controls Credit Suisse Alternative Capital, LLC and, as a result, may be deemed to be the beneficial owner of the shares held by Credit Suisse Alternative Capital, LLC.

The following table sets forth, as of the date of this prospectus the dollar range of our equity securities that is beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
John G. Popp	—
Independent Directors:
Enrique R. Arzac	—
Steven N. Rappaport	—

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equities securities expected to be beneficially owned by our directors is based on the initial public offering price of $10.22 per share, which was our net asset value per share as of December 31, 2014.
(3)	The dollar range of equity securities expected to be beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DISTRIBUTIONS

Subject to our Board of Directors’ discretion and applicable legal restrictions, we expect to declare and pay quarterly distributions to our stockholders beginning at the end of the first full calendar quarter after the first closing of this offering. We will distribute pro rata to our stockholders funds received by us that we deem unnecessary for us to retain. Any distributions to our stockholders will be paid out of assets legally available for distribution. Once we commence making distributions to our stockholders, we expect to continue making quarterly distributions unless our results of operations, our general financial condition, general economic conditions, or other factors prohibit us from doing so. From time to time, but not less than quarterly, we will review our accounts to determine whether distributions to our stockholders are appropriate. We have not established any limit on the extent to which we may use borrowings, if any, our equity capital, or proceeds from this offering to fund distributions (which may reduce the amount of capital we ultimately invest in assets). Such distributions reflect a return of capital, rather than a distribution of net profits. Accordingly, stockholders who receive the payment of a dividend or other distribution from us should not assume that such dividend or other distribution is the result of a net profit earned by us. There can be no assurance that we will be able to sustain distributions at any particular level.

Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, or a return of capital) will be mailed to our stockholders. Our distributions may exceed our earnings, which we refer to as a return of capital, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. Our use of the term “return of capital” merely means distributions in excess of our earnings and as such may constitute a return on your individual investments and does not mean a return on capital. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares. Return of capital distributions in excess of a stockholder’s remaining tax basis will be taxable as capital gains. Therefore investors are advised that they should be aware of the differences with our use of the term “return of capital” and “return on capital.”

We intend to elect to be treated, beginning with our taxable year ending December 31, 2015, and intend to qualify annually thereafter, as a RIC under the Code. To obtain and maintain RIC tax treatment, we must, among others things, distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period generally ending on October 31 of the calendar year (unless we make an election to use our taxable year) and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in it. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Tax Matters.”

We have adopted an “opt-out” distribution reinvestment plan pursuant to which a stockholder will have the full amount of his/her cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

Our charter provides that, until such time, if any, as our common stock is listed on a national securities exchange, distributions in-kind shall not be permitted, except for distributions of readily marketable securities or our securities, distributions of beneficial interests in a liquidating trust established for our dissolution and the liquidation of our assets in accordance with the terms of our charter, or in-kind distributions in which (i) the Board of Directors advises each stockholder of the risks associated with direct ownership of the property, (ii) the Board of Directors offers each stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those stockholders that accept such offer.

DISCUSSION OF EXPECTED OPERATING PLANS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a closed-end, non-diversified investment management company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulation.” We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income, asset diversification and minimum distribution requirements.

Under our Investment Advisory Agreement, we have agreed to pay the Adviser a Management Fee as well as an Incentive Fee based on our investment performance. Also, under the Co-Administration Agreement, the Adviser will bear all expenses in connection with the performance of its services under the Co-Administration Agreement. Under the Administration Agreement, we will pay State Street reasonable compensation, as may be agreed upon from time to time in writing.

While the construction of our portfolio will vary over time, we anticipate that the portfolio will be comprised primarily of investments in secured debt, including first and second lien debt, unsecured debt, including mezzanine debt and, to a lesser extent, in equities, investing primarily in middle-market companies organized in the United States. We expect that the majority of our debt investments will bear interest at floating interest rates, but our portfolio may also include fixed-rate investments.

Notwithstanding the foregoing, we may purchase interests in loans through secondary market transactions. We may also invest in equity securities in the form of common or preferred equity in our target companies or receive equity interests such as warrants or options as additional consideration in connection with one of our debt investments. In addition, a portion of our portfolio may be comprised of other securities such as corporate bonds, mezzanine debt, CLOs, and other debt investments. However, such investments are not expected to comprise a significant portion of our portfolio.

The level of our investment activity depends on many factors, including the amount of debt and equity capital available to prospective portfolio companies, the level of merger, acquisition and refinancing activity for such companies, the availability of credit to finance transactions, the general economic environment and the competitive environment for the types of investments we make. Based on prevailing market conditions, we anticipate that we will invest the proceeds from each subscription closing generally within 30 to 90 days. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objective and strategies. Any distributions we make during such period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing, with certain limited exceptions. To obtain and maintain our RIC status, we will have to meet specified source-of-income and asset diversification requirements. To be eligible for tax treatment under Subchapter M for U.S. federal income tax purposes, we will have to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for the taxable year.

Revenues

We plan to generate revenue in the form of interest on the debt securities that we hold and distributions and capital gains on other interests that we acquire in our portfolio companies. We expect that the senior debt we invest in will generally have stated terms of three to ten years and that the subordinated debt we invest in will generally have stated terms of five to ten years. Our senior and subordinated debt investments are expected to bear interest at a fixed or floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment and other fees in connection with transactions. Original issue discounts and market discounts or premiums will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.

In October 2014, we entered into the Credit Facility with Capital One, N.A., as administrator, and various lenders. The Credit Facility has a maturity date of October 31, 2019. The Credit Facility provides for borrowings in an aggregate amount of $75 million, with an accordion feature permitting us to seek an increase of the total commitments up to a total facility size of up to $300 million, subject to certain conditions. Borrowings under the Credit Facility bear interest at a per annum rate of LIBOR plus 2.75%. We intend to use the borrowings available under the Credit Facility to fund new and follow-on investments. As of January 30, 2015, we had $36.5 million outstanding under the Credit Facility.

Expenses

We expect our primary annual operating expenses to be the payment of investment advisory fees and the reimbursement of expenses under our Investment Advisory Agreement and Co-Administration Agreement with the Adviser and our Administration Agreements with State Street. The expenses borne by us include, among other things:

•	all organizational expenses;

•	all offering expenses up to $1.5 million in aggregate;

•	the Management Fee and Incentive Fee;

•	fees and expenses payable under any administration agreement with an administrator;

•	fees and expenses payable by us under any dealer manager or similar agreement between us and any dealer manager, if any;

•	expenses in connection with the purchase, holding, sale, exchange or other disposition of investments, including all transaction costs associated with our purchase of our initial portfolio;

•	expenses in connection with our ongoing operations including legal, administrative, custodial, accounting, tax, audit or other expenses relating to our operations or infrastructure, including valuation and pricing services or experts, acquiring research, the costs of enforcing our rights, and expenses in connection with the preparation of any exemptive relief applications filed with the SEC on our behalf;

•	expenses incurred in connection with the development, negotiation and structuring of prospective investments;

•	other administrative expenses such as (but not limited to) performing risk management, regulatory and legal compliance, fund accounting, investor reporting costs, calculating fund net asset values, and anti-money-laundering, client identification and know-your-customer analyses;

•	custodial, administrator, trustee and other third-party service provider fees and expenses;

•	costs of third-party consultants;

•	costs related to obtaining debt financing, including legal and other fees incurred in connection therewith;

•	insurance premiums and expenses (including for fidelity bond, director and officer liability, errors and omissions, and comprehensive general liability insurance) paid by us and/or our respective officers with regard to losses, claims, damages, liabilities and expenses that would otherwise be indemnification expenses;

•	deal sourcing and due diligence expenses, including diligence on underlying assets (including expenses incurred in connection with third party consultants), monitoring third-party service providers and background checks, and deal-related and investor-related travel expenses;

•	the cost of software (including fees and expenses of third-party software developers) used by us to track, settle and monitor investments and to wire funds to and from us;

•	all expenses associated with meetings and communications with us and our stockholders,

•	reasonable and documented out-of-pocket expenses incurred by the Adviser and the personnel of the Adviser in connection with any road show for the offering of our securities (including for commercial travel, lodging, meals, printing, shipping and mailing);

•	all expenses of any future public or private offerings of common stock and other securities issued by us (including the costs of listing our common stock and any of our other securities on a national securities exchange);

•	costs of our winding up;

•	taxes;

•	extraordinary expenses (such as litigation and indemnification expenses);

•	all costs and expenses incurred in connection with the formation and maintenance of one or more entities or vehicles to hold our assets for tax or other purposes; and

•	other ongoing operational expenses, including those set forth in our organizational documents.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and from cash flows from interest, dividends and fees earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of cash will be investments in portfolio companies, payments of our expenses and cash distributions to our stockholders. We intend to sell our shares of common stock on a continuous basis at a per share price that is equal to our most recently determined net asset value per share. Promptly following any adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price.

We may borrow funds to make investments, including before we have held our first closing or have fully invested the proceeds of this offering, to the extent we determine that leveraging our portfolio would be appropriate. We have not decided whether, and to what extent, we will finance portfolio investments using debt or the specific form that any such financing would take. Accordingly, we cannot predict with certainty what terms any such financing would have or the costs we would incur in connection with any such arrangement. We currently do not anticipate issuing any preferred stock.

We do not have any current plans, agreements or understandings to issue additional securities through private placements following the commencement of this offering, although we can offer no assurance that this will not happen in the future.

The North American Securities Administrators Association, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our sponsors have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our sponsors have an aggregate a financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy as of the effective date of this prospectus.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the United States, or GAAP. The preparation of these financial statements will require our management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Investments

We will measure the value of our investments in accordance with fair value accounting guidance promulgated under GAAP, which establishes a hierarchical disclosure framework that prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available actively quoted prices or for which fair value can be measured from actively quoted prices, generally, will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value will be classified and disclosed in one of the following categories:

•	Level 1 — Quoted prices are available in active markets for identical investments as of the reporting date. Publicly listed equities and publicly listed derivatives will be included in Level 1. In addition, securities sold, but not yet purchased and call options will be included in Level 1. We will not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably affect the quoted price.

•	Level 2 — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. In certain cases, debt and equity securities are valued on the basis of prices from an orderly transaction between market participants provided by reputable dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, and various relationships between investments. Investments which are generally expected to be included in this category include corporate bonds and loans, convertible debt indexed to publicly listed securities, and certain over-the-counter derivatives.

•

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation. Investments that are expected to be included in this category are our private portfolio companies.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and we consider factors specific to the investment.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the principal balance, we generally will not accrue PIK interest for accounting purposes if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities for accounting purposes if we have reason to doubt our ability to collect such interest. Original issue discounts, market discounts or premiums are accreted or amortized using the effective interest method as interest income. We record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that we expect to collect such amount. As accrual standards for tax purposes differ, in certain cases income may be recognized for tax purposes but not for accounting purposes.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure net realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

We may have investments in our portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of dividends, even if we have not collected any cash.

Organization Costs

Organization costs include, among other things, the cost of organizing as a Delaware limited liability company and converting to a Maryland corporation, including the cost of legal services and other fees pertaining to our organization, which are expensed as incurred. As of January 30, 2015, we have incurred approximately $669,559 of organization costs.

Offering Costs

Offering costs include, among other things, legal fees and other costs pertaining to the preparation of our registration statement in connection with the public offering of our shares. We will capitalize offering costs when incurred and amortize them over a twelve month period as an adjustment to capital in excess of par value following the effective date of the offering and upon commencement of operations. The unamortized balance of these costs will be reflected in the balance sheet as deferred charges, net. As of January 30, 2015, we have incurred approximately $1,200,535 of offering costs. The Adviser is responsible for the payment of our offering expenses in excess of $1.5 million, and we will not reimburse the Adviser for any offering expenses that exceed $1.5 million.

Federal Income Taxes

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must, among other things, meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Tax Matters.”

Contractual Obligations

We have entered into certain contracts under which we have material future commitments. On September 5, 2014, we entered into the Investment Advisory Agreement with the Adviser in accordance with the 1940 Act. The Adviser will serve as our investment adviser in accordance with the terms of the Investment Advisory Agreement. Payments under the Investment Advisory Agreement in each reporting period will consist of (i) a Management Fee equal to a percentage of the value of our average gross assets and (ii) an Incentive Fee based on our performance.

We have entered into a Co-Administration Agreements with the Adviser and an Administration Agreement with State Street pursuant to which the Adviser and/or State Street will perform or oversee the performance of various administrative services that we require.

Co-Administration Agreement with the Adviser

The Co-Administration Agreement with the Adviser was approved by our Board of Directors on August 20, 2014 and became effective as of September 5, 2014. Unless earlier terminated as described below, the Co-Administration Agreement will remain in effect for a period of one year from the effective date and will remain in effect from year-to-year thereafter if approved annually by a majority of our Board of Directors who are not interested persons and either our Board of Directors or the holders of a majority of our outstanding voting securities, including a majority of our directors who are independent.

Pursuant to the Co-Administration Agreement with the Adviser, subject to the supervision and direction of the Board of Directors, the Adviser will, among other services, assist in supervising all aspects of our operations, except those performed by other parties pursuant to written agreements with us, preparing and filing SEC reports, preparing, printing and disseminating stockholder reports and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Adviser will also provide corporate governance services and compliance services, and provide us with facilities and access to personnel necessary for our business. Additionally, as a BDC, we must generally offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance. The Adviser will make available such managerial assistance under the Co-Administration Agreement, on our behalf, to our portfolio companies whether or not they request this assistance. The Adviser will bear all expenses in connection with the performance of its services under the Co-Administration Agreement.

We may terminate the Co-Administration Agreement, without penalty, on 60 days’ written notice, upon approval by the Board of Directors, including a majority of our independent directors or by the affirmative vote of (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (2) 50% of our voting securities. The Adviser may terminate the Co-Administration Agreement on 90 days’ written notice, without penalty.

Administration Agreement with State Street

Pursuant to the Administration Agreement and subject to our authorization and direction, State Street will provide us with certain treasury, tax, legal and accounting services. State Street will perform such other services for us that are mutually agreed to from time to time.

For providing these services, State Street will be entitled to reasonable compensation for its services and expenses, as agreed upon from time to time. We will bear all expenses incurred in our operation and not specifically assumed by State Street.

The Administration Agreement will remain in effect for an initial term ending December 31, 2017, after which the Administration Agreement shall automatically renew for successive one-year terms, unless a written notice of non-renewal is delivered by the non-renewing party no later than 90 days prior to the expiration of the initial term or any successive one-year term. Either party may terminate the Administration Agreement in the event of the other party’s material breach of a material provision of the Administration Agreement that the other party has either failed to cure or failed to establish a remedial plan to cure that is reasonably acceptable, within 60 days’ written notice of the breach. In addition, the Administration Agreement may also be terminated by either party in the event of the appointment of a conservator or receiver for the other party or similar event. In the event we terminate the Administration Agreement, we will be required to pay State Street its compensation due and reimburse the Administrator for its costs, expenses and disbursements incurred and that remain unpaid through the date of termination.

In the event we terminate the Administration Agreement during the initial term for any reason other than those set out above, or in the case of certain transactions not in the ordinary course of business pursuant to which the Administrator is not retained to continue to provide services to us, we will be required to pay the Administrator its compensation due through the end of the then-current term (based on the average monthly compensation previously earned by the Administrator under the Administration Agreement and reimburse the Administrator for its costs, expenses and disbursements).

Credit Agreement

In October 2014, we entered into the Credit Facility with Capital One, N.A., as administrator, and various lenders. The Credit Facility has a maturity date of October 31, 2019. The Credit Facility provides for borrowings in an aggregate of $75 million, with an accordion feature permitting us to seek an increase of the total commitments up to a total facility size of up to $300 million, subject to certain conditions. Borrowings bear interest at a per annum rate of LIBOR plus 2.75%. We intend to use the borrowings available under the Credit Facility to fund new and follow-on investments. As of January 30, 2015, we had $36.5 million outstanding under the Credit Facility.

Off-Balance Sheet Arrangements

Other than contractual commitments and other legal contingencies incurred in the normal course of our business, we do not expect to have any off-balance sheet financings or liabilities.

Quantitative and Qualitative Disclosures About Market Risk

We will be subject to financial market risks, including changes in interest rates. To the extent that we borrow money to make investments, our net investment income will be dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. In periods of rising interest rates, our cost of funds would increase, which may reduce our net investment income. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

In addition, any investments we make that are denominated in a foreign currency will be subject to risks associated with changes in currency exchange rates. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved.

We may hedge against interest rate and currency exchange rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates.

DESCRIPTION OF OUR STOCK

The following description summarizes the material provisions of the Maryland General Corporation Law (“MGCL”) and our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the MGCL and our charter and bylaws for a more detailed description of the provisions summarized below.

General

Under the terms of our charter, our authorized stock consists solely of 198,000,000 shares of common stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.01 per share. As permitted by the MGCL, our charter provides that a majority of our entire Board of Directors, without any action by our stockholders, may amend our charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. There is currently no market for our stock, and we can offer no assurances that a market for our stock will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange, although it is possible that they would be listed in the future. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for the debts of the Company, except as they may be liable by reason of their own conduct or acts. Unless the Board of Directors determines otherwise, we will issue all shares of our stock in uncertificated form.

None of our shares of common stock are subject to further calls or to assessments, sinking fund provisions, obligations of the Company or potential liabilities associated with ownership of the security (not including investment risks).

Outstanding Securities

The following presents our outstanding classes of securities as of February 2, 2015:

Title of Class	Amount Authorized	Amount Held by the Company or for its Account	Amount Outstanding
Common Stock	198,000,000	—	22,114,476
Preferred Stock	2,000,000	—	—

Common Stock

Under the terms of our charter, all shares of our common stock have equal rights as to dividends, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and holders of our common stock generally have no appraisal rights. Shares of our common stock will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire shares of our stock to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a controlling person, restrict or prohibit transfers of shares of our stock or redeem any outstanding shares of our stock for such price and on such other terms and conditions as may be determined by or at the direction of our Board of Directors. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay or otherwise provide for all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Subject to the rights of holders of any other class or series of our stock, each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors, and the holders of our common stock will possess the exclusive voting power. There will be no cumulative voting in the election of directors. Cumulative voting entitles a stockholder to as many votes as equals the number of votes which such holder would be entitled to cast for the election of directors multiplied by the number of directors to be elected and allows a stockholder to cast a portion or all of the stockholder’s votes for one or more candidates for seats on the board of directors. Without cumulative voting, a minority stockholder may not be able to elect as many directors as the stockholder would be able to elect if cumulative voting were permitted. Subject to the special rights of the holders of any class or series of preferred stock to elect directors, each director will be elected by a majority of the votes cast with respect to such director’s election, except in the case of a “contested election” (as defined in our bylaws), in which directors will be elected by a plurality of the votes cast in the contested election of directors.

Preferred Stock

This offering does not include an offering of preferred stock. However, under the terms of our charter, our Board of Directors may authorize us to issue shares of preferred stock in one or more classes or series, without stockholder approval, to the extent permitted by the 1940 Act. The Board of Directors has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. We do not currently anticipate issuing preferred stock in the near future. In the event we issue preferred stock, we will make any required disclosure to holders of our common stock. We will not offer preferred stock to the Adviser or our affiliates except on the same terms as offered to all other stockholders.

Preferred stock could be issued with terms that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred stock must be approved by a majority of our independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains a provision that eliminates directors’ and officers’ liability, subject to the limitations of Maryland law, the requirements of the 1940 Act and the additional limitations described below.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity against reasonable expenses actually incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation also may not indemnify for an adverse judgment in a suit by or on behalf of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter obligates us, subject to the limitations of Maryland law, the requirements of the 1940 Act and the additional limitations described below, to indemnify (1) any present or former director or officer; (2) any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee; or (3) our Adviser or any of its affiliates acting as an agent for us, from and against any claim or liability to which the person or entity may become subject or may incur by reason of such person’s service in that capacity, and to pay or reimburse such person’s reasonable expenses as incurred in advance of final disposition of a proceeding. These indemnification rights vest immediately upon an individual’s election as a director or officer. In accordance with the 1940 Act, we will not indemnify any person for any liability to the extent that such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office.

Notwithstanding the foregoing, and in accordance with guidelines adopted by the North American Securities Administrators Association (the “NASAA Omnibus Guidelines”), until such time, if any, as our common stock is listed on a national securities exchange, our charter prohibits us from holding harmless a director, our Adviser or any affiliate of our Adviser for any loss or liability suffered by us, or indemnifying such persons for any loss or liability by him, her or it, unless each of the following conditions are met: (1) the party seeking indemnification has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) the party seeking indemnification was acting or performing services on our behalf; (3) such liability or loss was not the result of (a) negligence or misconduct, in the case that the party seeking indemnification is our Adviser or any of its affiliates or an officer of the Company, or (b) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent director (and not also an officer of the Company, our Adviser or any of its affiliates); and (4) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our stockholders. Our charter provides that this provision does not apply to the dealer manager.

Our charter further provides that, until such time, if any, as our common stock is listed on a national securities exchange, we may not provide indemnification to a director, our Adviser or any affiliate of our Adviser for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the party seeking indemnification; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to such party; or (3) a court of competent jurisdiction approves a settlement of the claims against such party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which our securities were offered or sold as to indemnification for violations of securities laws.

Our charter provides that, until such time, if any, as our common stock is listed on a national securities exchange, we may pay or reimburse reasonable legal expenses and other costs incurred by a director, our Adviser or any affiliate of our Adviser in advance of final disposition of a proceeding only if all of the following are satisfied: (1) the proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf; (2) such party provides us with written affirmation of his, her or its good faith belief that he, she or it has met the standard of conduct necessary for indemnification by us; (3) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and (4) such party provides us with a written agreement to repay the amount paid or reimbursed by us, together with the applicable legal rate of interest thereon, if it is ultimately determined that such party did not comply with the requisite standard of conduct and is not entitled to indemnification. Our charter provides that this provision does not apply to the dealer manager.

Maryland Law and Certain Charter and Bylaw Provisions; Anti-Takeover Measures

Maryland law contains, and our charter and bylaws also contain, provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the Board’s ability to negotiate such proposals may improve their terms.

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation’s board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, our charter provides for approval of these actions by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter.

Subject to certain exceptions provided in our charter, the affirmative vote of at least 75% of the votes entitled to be cast thereon, with the holders of each class or series of the Company’s stock voting as a separate class, in addition to the affirmative vote of at least 75% of the members of the Board of Directors, shall be necessary to effect any of the following actions:

•	any amendment to our charter to make our common stock a “redeemable security” or to convert the Company from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);

•	any stockholder proposal as to specific investment decisions made or to be made with respect to our assets;

•	after our common stock is listed on a national securities exchange, any proposal as to the voluntary liquidation or dissolution of the Company or any amendment to our charter to terminate the existence of the Company; or

•	any business combination, subject to certain conditions.

These provisions of our charter define “business combination” to include the following:

•	any merger, consolidation or statutory share exchange of the Company with or into any other person;

•	any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions in any 12-month period) to or with any other person of any of our assets having an aggregate Fair Market Value (as defined in our charter) of $1,000,000 or more, except for portfolio transactions effected in the ordinary course of our business; or

•	the issuance or transfer by us (in one transaction or a series of transactions in any 12-month period) of any of our securities to any other person in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more excluding (x) sales of any of our securities in connection with a public offering or private placement thereof, (y) issuances of any of our securities pursuant to a dividend reinvestment and/or cash purchase plan adopted by us and (z) issuances of any of our securities upon the exercise of any stock subscription rights distributed by us.

However, if the proposal, transaction or business combination is approved by at least 75% of our continuing directors, the proposal, transaction or business combination may be approved only by our Board of Directors and, if necessary, our stockholders as otherwise would be required by applicable law, our charter and our bylaws and, until our common stock is listed on a national securities exchange, the NASAA Omnibus Guidelines, without regard to the supermajority approval requirements discussed above. A “continuing director” is defined in our charter as a director who (i) is not an interested party (meaning a person who has or proposes to enter into a business combination with us or owns more than 5% of any class of our stock) or an affiliate or an associate of an interested party and who has been a member of our Board of Directors for a period of at least 24 months (or since we commenced operations, if that period is less than 24 months); or (ii) is a successor of a continuing director who is not an interested party or an affiliate or an associate of an interested party and is recommended to succeed a continuing director by a majority of the continuing directors then in office or is nominated for election by the stockholders by a majority of the continuing directors then in office; or (iii) is elected to our Board of Directors to be a continuing director by a majority of the continuing directors then in office and who is not an interested party or an affiliate or associate of an interested party.

Our charter also provides that, from and after the commencement of this offering, our Board of Directors will be divided into three classes, as nearly equal in size as practicable, with each class of directors serving for a staggered three-year term. Additionally, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, directors may be removed at any time, but only for cause (as such term is defined in our charter) and only by the affirmative vote of stockholders entitled to cast at least 75% of the votes entitled to be cast generally in the election of directors, voting as a single class. Our charter and bylaws also provide that, except as provided otherwise by applicable law, including the 1940 Act and subject to any rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any vacancy on the Board of Directors, except, until such time as we have three independent directors, for vacancies resulting from the removal of a director by our stockholders, and any newly created directorship resulting from an increase in the size of the Board of Directors, may only be filled by vote of the directors then in office, even if less than a quorum, or by a sole remaining director; provided that, under Maryland law, when the holders of any class, classes or series of our stock have the exclusive power under our charter to elect certain directors, vacancies in directorships elected by such class, classes or series may be filled by a majority of the remaining directors so elected by such class, classes or series of our stock. In addition, our charter provides that, subject to any rights of holders of one or more classes or series of stock to elect or remove one or more directors, the total number of directors will be fixed from time to time exclusively pursuant to resolutions adopted by the Board of Directors.

The classification of our Board of Directors and the limitations on removal of directors described above as well as the limitations on our stockholders’ right to fill vacancies and newly created directorships and to fix the size of the Board of Directors could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring or attempting to acquire us.

Maryland law and our charter and bylaws also provide that:

•	any action required or permitted to be taken by our stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting or by unanimous consent in lieu of a meeting;

•	special meetings of our stockholders may only be called by our Board of Directors, our chairman of the board or our chief executive officer, and must be called by our secretary upon the written request of stockholders who are entitled to cast at least ten percent of all the votes entitled to be cast on such matter at such meeting; and

•	from and after the initial closing of this offering, any stockholder nomination or business proposal to be properly brought before a meeting of stockholders must have been made in compliance with certain advance notice and informational requirements.

Our charter also provides that any tender offer made by any person, including any “mini-tender” offer, must comply with the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. Our charter prohibits any stockholder from transferring shares of stock to a person who makes a tender offer which does not comply with such provisions unless such stockholder has first offered such shares of stock to us at the tender offer price in the non-compliant tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror’s noncompliance.

These provisions could delay or hinder stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent. The provisions of our charter requiring that our directors may be removed only for cause and only by the affirmative vote of at least three-quarters of the votes entitled to be cast generally in the election of directors will also prevent our stockholders from removing incumbent directors except for cause and upon a substantial affirmative vote. In addition, although the advance notice and information requirements in our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or business proposals that are made in compliance with applicable advance notice procedures, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Under the MGCL, a Maryland corporation generally cannot amend its charter unless the amendment is declared advisable by the corporation’s board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its charter for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, our charter provides for approval of charter amendments by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Our Board of Directors, by vote of a majority of the members of the

Board of Directors, has the exclusive power to adopt, alter, amend or repeal our bylaws. Our charter provides that any amendment to the following provisions of our charter, among others, shall require, in addition to any other vote required by applicable law or our charter, the affirmative vote of stockholders entitled to cast at least three-quarters of the votes entitled to be cast thereon, with the holders of each class or series of our stock voting as a separate class, in addition to the affirmative vote of at least 75% of the members of our Board of Directors, unless three-quarters of our continuing directors approve the amendment, in which case such amendment must be approved as would otherwise be required by applicable law, our charter and our bylaws and, until our common stock is listed on a national securities exchange, the NASAA Omnibus Guidelines:

•	the provisions regarding the classification of our Board of Directors;

•	the provisions governing the removal of directors;

•	the provisions limiting stockholder action by written consent;

•	the provisions regarding the number of directors on the Board of Directors;

•	the provisions specifying the vote required to approve extraordinary actions and amend our charter and our Board of Directors’ exclusive power to amend our bylaws;

•	the limitations of directors’ and officers’ liability for money damages and the requirement that we indemnify our directors and officers as described above; and

•	the provisions imposing additional voting requirements on certain business combinations and other actions.

Until our common stock is listed on a national securities exchange, without the approval of stockholders entitled to cast a majority of the votes entitled to be cast on the matter, we may not permit our Adviser to:

•	amend the charter, except for amendments that would not adversely affect the interests of our stockholders;

•	except as permitted in the Investment Advisory Agreement, voluntarily withdraw as our investment adviser, unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

•	appoint a new investment adviser other than a sub-adviser pursuant to the terms of the Investment Advisory Agreement and applicable law;

•	sell all or substantially all of our assets other than in the ordinary course of our business or as otherwise permitted by law; and

•	cause a merger or any other reorganization of the Company except as permitted by law.

Advance Notice Provisions for Stockholder Nominations and Stockholders Proposals

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election as directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of our Board of Directors or (c) by a stockholder who is a stockholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of our stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting at which directors are to be elected may be made only (a) by or at the direction of our Board of Directors or (b) provided that the special meeting has been called in accordance with our bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the advance notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, the advance notice and information requirements may have the effect of precluding election contests or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

No Appraisal Rights

For certain extraordinary transactions and charter amendments, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. As permitted by the MGCL, our charter provides that stockholders will not be entitled to exercise appraisal rights unless our Board of Directors determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

Certain provisions of the MGCL provide that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to the control shares except to the extent approved by the affirmative vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or if a meeting of stockholders is held at which the voting rights of the shares are considered and not approved, as of the date of such meeting. If voting rights for control shares are approved at a stockholder meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if our Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, statutory share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the corporation’s board of directors approves in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any such business combination generally must be recommended by the corporation’s board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute provides various exemptions from its provisions, including for business combinations that are exempted by the corporation’s board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution exempting from the requirements of the statute any business combination between us and (i) any other person, provided that such business combination is first approved by the Board of Directors (including a majority of the directors who are not “interested persons” within the meaning of the

1940 Act), and (ii) Credit Suisse Group AG (and its successors) and any of its (or its successors’) affiliates. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of our company and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction (prior to the listing of our common stock on a national securities exchange), we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with Credit Suisse and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Prior to the listing of our common stock on a national securities exchange, our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our stockholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the stockholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

Prior to the listing of our common stock on a national securities exchange, in connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to our common stockholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

•	one of the following:

•	remaining as stockholders and preserving their interests in us on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

Prior to the listing of our common stock on a national securities exchange, we are prohibited from participating in any proposed roll-up transaction:

•	which would result in common stockholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in our charter, including rights with respect to the election and removal of directors, annual and special meetings, amendments to our charter and our dissolution;

•	which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares of our common stock by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

•	in which our common stockholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in our charter; or

•	in which we would bear any of the costs of the roll-up transaction if our common stockholders reject the roll-up transaction.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Reports to Stockholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all stockholders of record. In addition, we will distribute our annual report on Form 10-K to all stockholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0030. These reports will also be available on the SEC’s website at www.sec.gov. These reports should not be considered a part of or as incorporated by reference in this prospectus or the registration statement of which this prospectus is a part, unless the prospectus or the registration statement is specifically amended or supplemented to include such reports.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You may revoke your consent to receive notice by electronic transmission by written notice to us and, upon such revocation, we will resume sending you a paper copy of all required documents. Such consent will be deemed revoked if we are unable to deliver to two consecutive notices given by electronic transmission in accordance with such consent and such inability becomes known to our secretary, assistant secretary or to the transfer agent or other person responsible for the giving of notice. An inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. We currently anticipate that if our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding share of common stock will be determined by dividing the value of total assets minus total liabilities by the total number of shares outstanding.

After December 31, 2015, we intend to determine the net asset value of our investment portfolio each quarter. Prior to such date, we intend to determine the net asset value monthly. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in accordance with procedures approved and established by the Board of Directors.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include:

•	Level 1, defined as observable inputs such as quoted prices in active markets;

•	Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and

•	Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

We intend to value all of our assets by using an independent third-party pricing service, which will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the date of the relevant period end. For investments for which the third-party pricing service is unable to obtain quoted prices, we intend to obtain bid and ask prices directly from dealers who make a market in such investments. For investments for which third-party pricing service and dealer quotes are unavailable, the following procedures will be followed:

•	our valuation process will begin with each portfolio company or investment being valued by our Adviser with such valuation taking into account the financial performance of the company, feedback from management on the company’s operations, general market conditions and other factors. This preliminary valuation conclusion will then be submitted on a quarterly basis to an independent valuation firm engaged by the Board of Directors to provide an opinion on a final range of values for each portfolio company or investment;

•	once preliminary valuations have been reviewed and vetted, they will be submitted to our Adviser’s valuation committee for discussion and final documentation;

•	the valuation committee will review these valuations, and, if applicable, will respond and supplement the preliminary valuation to reflect any of their comments; and

•	our Adviser will present the valuation committee’s recommendations to the Board of Directors for their review and approval.

We will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which we purchase and sell our investments when applicable. We believe that these prices will be reliable indicators of fair value.

SUBSCRIPTION PROCESS

Subscription Process

To purchase shares in this offering, you must complete and sign a subscription agreement, like the one contained in this prospectus as Appendix A, and deliver both (i) a hard copy to American Stock Transfer & Trust Company, LLC, as transfer agent, and (ii) deliver an electronic copy to ai.fundclosings@credit-suisse.com. You should arrange for payment of the full purchase price of the common stock to be made either (i) by bank-wire transfer of immediately available funds to the account of American Stock Transfer & Trust Company, LLC, as escrow agent on our behalf pursuant to the wiring information set forth in the subscription agreement or (ii) by delivering a check to American Stock Transfer & Trust Company, LLC, as escrow agent on our behalf at the address set forth in the subscription agreement. You should exercise care to ensure that the applicable subscription agreement is filled out correctly and completely. By executing the subscription agreement, you will attest that you meet the minimum income and net worth standards described in this prospectus. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. We may not accept a subscription for shares until at least five business days after the date you receive the final prospectus. The proceeds from your subscription will be deposited in a segregated escrow account and will be held in trust for your benefit, pending our acceptance of your subscription. Within ten business days of our receipt of each completed subscription agreement, we will accept or reject the subscription. We expect to close on subscriptions that we have received and accepted on a monthly basis beginning in February 2015 through December 31, 2015. Thereafter, we expect to close on subscriptions that we have received and accepted on a quarterly basis. If we accept the subscription, we will mail a confirmation within three business days. If for any reason we reject the subscription, we will promptly return the check or wire back proceeds, as applicable, and the subscription agreement, without interest, within ten business days after rejecting it.

Minimum Purchase Requirements

Generally, the minimum initial purchase by each individual investor is $50,000 in shares of our common stock. The minimum initial subsequent investment is $10,000 in shares of our common stock, except for certain investors. See “Suitability Standards.” Subsequent investments greater than $10,000 must be made in $1,000 increments. Any minimum investment requirement may be reduced in our sole discretion. The investment minimums for subsequent purchases do not apply to shares purchased pursuant to our distribution reinvestment plan.

PLAN OF DISTRIBUTION

We are offering on a continuous basis shares of our common stock to the public at our most recently determined (as of a time within 48 hours, excluding Sundays and holidays) net asset value per share, which was $10.22 as of December 31, 2014. The dealer manager is Credit Suisse Securities (USA), LLC. The shares are being offered on a “best efforts” basis, which means generally that the dealer manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. We intend that the shares of common stock offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the dealer manager nor the participating broker-dealers intend to act as market-makers with respect to our common stock.

We intend to file post-effective amendments to the registration statement of which this prospectus is a part, that are subject to SEC review, to allow us to continue this offering for two years from the date of this prospectus, unless extended. This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not annually renewed or otherwise extended.

All subscription payments will be placed in an account held by the escrow agent, American Stock Transfer & Trust Company, LLC, pending release to us.

We reserve the right to terminate this offering at any time prior to the stated termination date. In addition, if we extend the offering for another year and file another registration statement during the one-year extension in order to sell additional shares, we could continue to sell shares in this offering until the earlier of 180 days after the third anniversary of the commencement of this offering or the effective date of the subsequent registration statement.

We expect to hold our first closing on or about February 27, 2015. Beginning in February 2015 through December 31, 2015, we will accept subscriptions as of the final business day of each month. Thereafter, we will accept subscriptions as of the final business day of each calendar quarter. We will sell our shares on a continuous basis at monthly and quarterly closings, as the case may be, at an offering price equal to our then most recently determined net asset value per share. However, we may determine not to hold a closing and not to accept subscriptions in any given month or quarter, as applicable, at our discretion. In addition, in months or quarters, as applicable, in which we determine to, in our sole discretion, offer to repurchase shares of our common stock, we expect to conduct repurchases on the same date that we hold our closing for the month or quarter, as applicable.

Dealer Manager

The dealer manager is Credit Suisse Securities (USA), LLC, which is a member of FINRA and the SIPC. The dealer manager is headquartered at One Madison Avenue, New York, New York 10010. Our dealer manager will act as a distributor of our shares of common stock offered by this prospectus. We will not pay to the dealer manager selling commissions in connection with shares of common stock sold in the offering. The Adviser will pay the dealer manager a fee of up to 1.50% of the gross proceeds from the sale of our common stock in this offering. The Adviser will also pay the dealer manager an annual fee of up to 0.50% of our gross assets attributable to the gross proceeds from the sale of our common stock in this offering commencing after the twelve month anniversary of each closing. Based on projected gross proceeds of approximately $260,000,000 in the first year and approximately $240,000,000 in second year, and assuming a seven-year life of our program, the annual fee of 0.50% would result in a total over the life of our program of approximately $13,800,000. The fees paid by the Adviser to the dealer manager are not subject to reimbursement by us. We and/or the Advisor will pay the legal expenses relating to the clearance with FINRA of the participation of the dealer manager and any other member of FINRA in this offering up to a maximum of $150,000, plus the amount of any applicable filing fees. The maximum amount of any compensation to be received by the dealer manager or any other member of FINRA will not be greater than 10% of the gross proceeds of the offering of any common stock being registered.

To the extent permitted under applicable law and our charter and bylaws, we have agreed to indemnify the dealer manager against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

The dealer manager is required to deliver a copy of the prospectus to each potential investor. We may make this prospectus, its subscription agreement, certain offering documents, administrative and transfer forms, as well as certain marketing materials, available electronically to the dealer manager as an alternative to paper copies when possible. If the dealer manager chooses to offer electronic delivery of these documents to an investor, it will comply with all applicable requirements of the SEC and FINRA and any laws or regulations related to the electronic delivery of documents.

Minimum Offering Requirement

There is no minimum offering requirement. Investments are made by completing and properly executing a subscription agreement. The minimum initial purchase by each individual investor is $50,000 in shares of our common stock. The minimum initial subsequent investment is $10,000 in shares of our common stock. Subsequent investments greater than $10,000 must be made in $1,000 movements. Any minimum investment requirement may be reduced in our sole discretion. The investment minimums for subsequent purchases do not apply to shares purchased pursuant to our distribution reinvestment plan. Your investment funds must be submitted with the subscription agreement. We expect to close on subscriptions that we received and accepted on a monthly basis beginning in January 2015 through December 31, 2015. Thereafter, we expect to close on subscriptions that we received and accepted on a quarterly basis. We intend to sell our shares on a continuous basis at a price equal to our most recently determined net asset value per share, which was $10.22 as of December 31, 2014.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of this prospectus, as supplemented. The supplemental sales material will not contain all of the information material to an investment decision and should only be reviewed after reading this prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	cover letters transmitting this prospectus;

•	brochures containing a summary description of the offering;

•	fact sheets describing the general nature of our company and our investment objective;

•	broker updates;

•	investor presentations;

•	website material; and

•	electronic media presentations.

All of the foregoing material will be prepared by the adviser or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available.

We are offering common stock in this offering only by means of this prospectus, as the same may be supplemented and amended from time to time. Although the information contained in our supplemental sales materials will not conflict with any of the information contained in this prospectus, as amended or supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference into this prospectus, or the registration statement of which this prospectus is a part.

BENEFIT PLAN INVESTOR CONSIDERATIONS

ERISA and Section 4975 of the Code impose certain restrictions on (a) employee benefit plans (as defined in Section 3(3) of ERISA) that are subject to Title I of ERISA, (b) plans (as defined in Section 4975(e)(l) of the Code) that are subject to Section 4975 of the Code, including individual retirement accounts or Keogh plans, (c) any entities whose underlying assets include plan assets by reason of an investment in such entity by one or more plans referred to in (a) and (b) (each of (a), (b) and (c), a “plan”), and (d) persons who have certain specified relationships to plans (referred to as “parties in interest” under ERISA and “disqualified persons” under the Code). ERISA also imposes certain duties on persons who are fiduciaries of plans subject to ERISA including, but not limited to, (i) the obligation to exercise one’s fiduciary duties with respect to the plan for the exclusive purpose of providing benefits to participants and their beneficiaries and to defray reasonable expenses of administering the plan, (ii) the obligation to discharge fiduciary duties with the care, skill, prudence and diligence of a prudent fiduciary; (iii) the obligation to comply with the diversification requirements of Section 404(a)(1)(C) of ERISA; and (iv) the requirement that the investment of plan assets be made in accordance with the plan’s governing instruments.

ERISA Section 406 and Section 4975 of the Code prohibit a broad range of transactions involving a plan’s assets and parties in interest or disqualified persons with respect to such plan, unless a statutory or administrative exemption is available. Parties in interest and disqualified persons that participate in a prohibited transaction may be subject to a penalty imposed under ERISA and/or an excise tax imposed pursuant to Section 4975 of the Code, unless a statutory or administrative exemption is available.

In general, ERISA does not cover employee benefit plans established or maintained by governmental entities, churches for their employees, or plans maintained solely to comply with applicable workers compensation, unemployment, or disability laws. ERISA also does not cover plans maintained outside the United States primarily for the benefit of nonresident aliens or unfunded excess benefit plans. However, non-United States or state laws or regulations governing the investment and management of the assets of such plans may contain fiduciary and prohibited transaction requirements similar to those under ERISA and the Code. Accordingly, fiduciaries of plans not subject to ERISA (“other plans”), in consultation with their advisers, should consider the impact of their respective state or non-U.S. pension codes on an investment in us and, to the extent applicable, the considerations discussed above. It is expected that when a governmental plan invests in us, the asset of the governmental plan with respect to that investment will be our shares and will not include an interest in our underlying assets. For this reason, it is expected that neither we, nor the Adviser nor Credit Suisse Securities (USA), LLC nor any of their agents or affiliates (collectively referred to herein as the “Manager”) will be a fiduciary to the other plan investors within the meaning of the applicable non-U.S. or state pension codes, and the management of our business, operation and transactions will not be subject to the fiduciary and prohibited transaction requirements applicable, under the respective non-U.S. or state pension codes, to the management and investment of the assets of the other plan investors.

Benefit Plan Investors, as defined in Section 3(42) of ERISA, include (1) any employee benefit plan subject to Part 4 of Title I of ERISA, (2) any plan subject to Section 4975 of the Code, and (3) any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity for purposes of ERISA or Section 4975 of the Code. Benefit Plan Investors do not include employee benefit plans that are not subject to ERISA or Section 4975 of the Code, such as governmental plans, certain church plans and non-U.S. plans and such plans are not subject to the restrictions we are imposing on transfers of our shares to Benefit Plan Investors.

Whether the prohibited transaction rules applicable to transactions involving plan assets and parties in interest or disqualified individuals or the obligations imposed on plan fiduciaries under ERISA will apply to us depends, in part, on whether we are deemed to hold plan assets of a plan under 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA (the “Plan Asset Regulation”). Under the Plan Asset Regulation, the assets of an investment fund such as us that has one or more “benefit plan investors” will be considered to hold plan assets of a plan unless:

(a) the interest in the investment fund acquired by the “benefit plan investor” is a “publicly-offered security” within the meaning of the Plan Asset Regulation;

(b) the investment fund is registered under the 1940 Act;

(c) “benefit plan investors” hold less than 25% of the total value of each class of equity interests of the investment fund, determined without regard to the holdings of any person (other than a “benefit plan investor”) who has discretionary authority or control with respect to the assets of the entity or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person (any such person, a “Controlling Person”); or

(d) the investment fund is an “operating company,” as defined in the Plan Asset Regulation.

For purposes of the Plan Asset Regulation, a “publicly-offered security” is a security that is “freely transferrable,” part of a class of securities that is widely held, and either (i) part of a class of securities registered under section 12(b) or 12(g) of the Securities Exchange Act of 1934, or (ii) sold to the plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act of 1933 and the class of securities of which such security is a part is registered under the Securities Exchange Act of 1934 within 120 days (or such later time as may be allowed by the Securities and Exchange Commission after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred. For these purposes, a class of securities is “widely-held” only if it is a class of securities that is owned by 100 or more investors independent of the issuer and of one another, and whether a security is “freely transferable” is a factual question to be determined on the basis of all relevant facts and circumstances.

In light of these restrictions, until such time, if ever, that we determine that restrictions on ownership of our shares by Benefit Plan Investors are not necessary to prevent our assets from being treated as “plan assets” under ERISA or Section 4975 of the Code, we intend to use our best efforts to, but do not guarantee that we will, limit investments in us based on written or deemed representations from investors, including transferees, so that less than 25% of the total shares are held by “benefit plan investors” as defined in Section 3(42) of ERISA, excluding shares held by Controlling Persons. Thus, our underlying assets are not expected to be considered plan assets of a plan for purposes of Title I of ERISA or Section 4975 of the Code. Each investor will be required to represent, agree and warrant in a Subscription Agreement that it will not transfer any of our shares to a Benefit Plan Investor or a Controlling Person, and that it will indemnify us for any loss caused by its breach of such representation. We retain the right to repurchase shares held by any person who makes or is deemed to make a representation as to its status as a Benefit Plan Investor or a Controlling Person that we determine to be false or misleading. Our charter provides that we may require any person proposing to acquire shares of our stock to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a controlling person, restrict or prohibit transfers of shares of our stock or redeem any outstanding shares of our stock for such price and on such other terms and conditions as may be determined by or at the direction of our Board of Directors.

Certain prospective plans and individual retirement funds investors may currently maintain relationships with us or a Manager or other entity which is affiliated with a Manager. Each of such entities may be deemed to be a party in interest to and/or a fiduciary of any plan or individual retirement fund to which we or any Manager provides investment management, investment advisory or other services. ERISA prohibits the assets of a plan to be used for the benefit of a party in interest and also prohibits a plan fiduciary from using its position to cause the plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Similar provisions are imposed by the Code with respect to individual retirement funds.

As a result, shares may not be purchased with the assets of a plan, including an IRA, if we, a Manager, any broker-dealer who makes offers or sales of shares, or any of their respective affiliates or employees (a) has investment discretion with respect to the investment of such plan assets, (b) has authority or responsibility to render or regularly renders investment advice with respect to such plan assets for a fee or other compensation, direct or indirect, with respect to any moneys or other property of the plan, or has any authority to do so, or (c) is otherwise a “party in interest” (as defined in Section 3(14) of ERISA) or a “disqualified person” (as defined in Section 4975(e)(2) of the Code) with respect to such plan.

Any plan purchaser of our shares shall be deemed to have represented in its corporate and fiduciary capacity that it or its fiduciary has independently made the decision to invest in the shares, and in making its investment decision to invest in the shares has not relied on any advice from us, any Manager, any broker-dealer who makes offers or sales of shares, any of their respective affiliates or employees except in their capacities as sellers of our shares. Accordingly, fiduciaries of Plans should consult their own investment advisers regarding the prudence of the investment and their own legal counsel regarding the consequences under ERISA and the Code of such investment.

Fiduciaries of any plans should understand the illiquid nature of an investment in us and that it is not expected that there will be any public market for our shares unless and until our shares are listed on a securities exchange. Accordingly, such fiduciaries should review both anticipated and unanticipated liquidity needs for their respective plans.

A fiduciary of certain types of plans is required to determine annually the fair market value of the assets of the plan as of the close of the plan’s fiscal year. Because it is not expected that there will be any public market for the shares unless and until our shares are listed on a securities exchange, it may not be possible to assign a precise fair market value to the shares from year to year.

ERISA and its accompanying regulations are complex and, to a great extent, have not yet been interpreted by the courts or the administrative agencies. This discussion does not purport to constitute a thorough analysis of ERISA.

EACH INVESTOR SUBJECT TO ERISA SHOULD CONSULT WITH HIS OR HER OWN LEGAL COUNSEL CONCERNING THE IMPLICATIONS UNDER ERISA OF PURCHASING OUR SHARES. “BENEFIT PLAN INVESTORS” MUST MAKE INDEPENDENT INVESTMENT DECISIONS WITH RESPECT TO THEIR INVESTMENT IN US AND MUST NOT RELY UPON US FOR INVESTMENT ADVICE REGARDING SUCH PARTICIPATION.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the “Plan”). Pursuant to the Plan, unless a stockholder specifically elects to receive cash, all dividends and distributions (collectively referred to as a “Cash Distribution”) declared by the Board of Directors will be reinvested in shares of our common stock, and no action will be required on the stockholder’s part to receive a distribution in common stock. American Stock Transfer & Trust Company, LLC will act as agent for stockholders in administering the Plan (the “Plan Administrator”).

Distributions will be payable on the last business day of any month in which a distribution is declared or on such other date or dates as may be fixed from time to time by the Board of Directors (each such date, the “Payable Date”) to stockholders of record at the close of business on the record date(s) established by the Board of Directors for the distribution involved. For these purposes, “Record Date” shall mean the fifth (5th) business day immediately preceding any Payable Date, or such other date or dates as may be fixed from time to time by the Board of Directors. Whenever we declare distributions, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common stock.

Prior to such time, if any, that our common stock is listed on a national securities exchange (the “Listing”), the Plan Administrator will reinvest the distributions in newly issued shares, and the number of newly issued shares to be credited to the account of each Participant (as defined below) will be determined on the Payable Date by dividing the dollar amount of the Cash Distribution by the net asset value per share determined on or as of the applicable Payable Date.

Notwithstanding the above, from and after any Listing, common stock purchased through Cash Distribution reinvestments will be acquired by the Plan Administrator for a Participant’s account, depending on the circumstances described below, either (i) through receipt of newly issued shares or (ii) by purchases of outstanding Common Shares in the open market (“Open-Market Purchases”) on the principal national securities exchange upon which the common stock trades (if at all), in the over-the-counter market or in negotiated transactions. If on the applicable Payable Date the net asset value of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (a “Market Premium”), the Plan Administrator will invest the Cash Distribution amount in newly issued shares on behalf of the Participant. The number of newly issued shares to be credited to each Participant’s account will be determined on the Payable Date by dividing the dollar amount of the Cash Distribution by the net asset value on the Payable Date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the Payable Date, the dollar amount of the Cash Distribution will be divided by 95% of the closing market price per share on the Payable Date. If, on the Payable Date, the net asset value is greater than the closing market value plus estimated brokerage commissions (a “Market Discount”), the Plan Administrator will invest the Cash Distribution amount in common stock acquired on behalf of the Participant in Open-Market Purchases. If the Plan Administrator is unable to invest the full Cash Distribution in Open-Market Purchases during the purchase period or if the Market Discount shifts to a Market Premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Cash Distribution in newly issued shares at net asset value at the close of business on the last Payable Date; provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on such Payable Date.

A stockholder may, however, elect to receive his, her or its distributions in cash. To exercise this option, such stockholder must notify the Plan Administrator in writing by telephone or on the Plan Administrator’s website at www.amstock.com, no later than three business days prior to the Payable Date for the Cash Distribution involved to be paid out in cash. If the request is received less than three business days prior to the applicable Payable Date, that Cash Distribution will be reinvested. However, all subsequent Cash Distributions will be paid out in cash on all balances, so that such notice is received by the Plan Administrator five days prior to the record date fixed by the Board of Directors for the distribution involved. Such election will remain in effect until the participant notifies the Plan Administrator in writing of such participant’s withdrawal of elections, which notice must be received by the Plan Administrator no later than the Record Date the Cash Distribution involved. Persons who hold their shares of common stock through a broker or other nominee and who wish to elect to receive any distribution in cash must contact their broker or nominee.

The Plan Administrator will set up an account for shares of common stock acquired pursuant to the Plan for each stockholder who has not elected to receive distributions in cash. The Plan Administrator will hold each participant’s shares, together with the shares of other participants, on behalf of such participant in non-certificated form in the Plan Administrator’s name or that of its nominee. In the case of stockholders such as banks, brokers or nominees that hold common stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of common stock certified from time to time by the record stockholder and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator will confirm to each participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten business days after the applicable Payable Date. Each participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of our common stock, and distributions on fractional shares will be credited to each participant’s account.

In the event that we make available to our stockholders rights or warrants to purchase additional shares or other securities, the shares of common stock held by the Plan Administrator for each participant under the Plan will be added to any other shares of common stock held by the participant (in book-entry or certificated form) in calculating the number of rights or warrants to be issued to the participant.

The Plan Administrator’s service fee will be paid by the participant, and customary and reasonable expenses for administering the Plan will be paid for by us.

Each participant may make voluntary optional cash payment investments in common stock (“Optional Investments”) at any time. The minimum amount of each Optional Investment shall be $10,000 with no limit to the maximum amount, but such investments must be made in $1,000 increments. Payments must be received by the business day prior to the next occurring Investment Date. For these purposes, “Investment Date” means (x) (A) during the 2015 calendar year, the last business day of each month and (B) from and after January 1, 2016, the Payable Date or (y) such other date or dates as may be fixed from time to time by the Board of Directors. Prior to any Listing, the price per share for each Optional Investment shall be the net asset value per share determined on or as of such Investment Date, and newly issued shares will be used for Optional Investments. From and after any Listing, Common Stock will be acquired by the Plan Administrator for each Participant’s account in Open Market Purchases, in the over-the-counter market or in negotiated transactions. The Participant will be credited with full and fractional shares (computed to three decimal places), and the Plan Administrator will confirm each such Optional Investment as soon as practicable but not later than ten business days after the applicable Investment Date. Prior to the Listing, any payments for Optional Investments received during a month in which a Payable Date occurs will be combined, and invested along, with any Cash Distribution to be reinvested on such Payable Date pursuant to this Plan. Optional Investments may be made on the Plan Administrator’s website at www.amstock.com. However, the limit on making such investments online is $25,000. Investments in excess of $25,000 must be made by sending the appropriate payment to American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, N.Y. 10269-0560.

Each participant may terminate his, her or its account under the Plan by so notifying the Plan Administrator in writing, by telephone or on the Plan Administrator’s website at www.amstock.com. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator not less than 3 days prior to the Payable Date; otherwise, such termination will be effective only with respect to any subsequent distribution. The Plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any Record Date. Persons who hold their shares of common stock through a broker or other nominee and who wish to terminate his or its account under the Plan may do so by notifying their broker or nominee.

These terms and conditions may be amended or supplemented by us at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement will be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his, her or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under the Plan. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, we will be authorized to pay to such successor agent, for each participant’s account, all dividends and distributions payable on our shares held in the participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

The Plan Administrator will at all times act in good faith and use its best efforts to ensure its full and timely performance of all services to be performed by it under the Plan and to comply with applicable law, but assumes no responsibility and will not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

Neither we nor, subject to the above, the Plan Administrator will be liable for any act performed in good faith or for any good faith omission to act or failure to act, including, without limitation, any claim of liability (a) arising out of failure to terminate a participant’s account, sell shares held in the Plan or reinvest dividends; (b) with respect to the prices at which stock is purchased or sold for the participant’s account and the time such purchases or sales are made. Without limiting the foregoing, the Plan Administrator will not be liable for any claim made more than 30 days after any instruction was given to the Plan Administrator.

All correspondence concerning the Plan should be directed to American Stock Transfer & Trust Company, LLC, P.O. Box 99, Wall Street Station, New York, NY 10269-0560, or (800) 278-4353.

SHARE LIQUIDITY STRATEGY

We intend to seek to complete a liquidity event for our stockholders within seven years following the first closing of this offering, although we may determine to complete a liquidity event earlier. We will view our offering stage as complete as of the termination date of our most recent public equity offering, which will include this offering and any follow-on offering. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include: (i) listing our shares on a national securities exchange; (ii) a merger or another transaction authorized by our Board of Directors and, if required by our charter, bylaws or other applicable law, authorized by our stockholders in which our stockholders will receive cash or shares of a publicly traded company; or (iii) a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation and, if required by our charter, bylaws or other applicable law, authorized by our stockholders. We refer to the aforementioned scenarios as “liquidity events.” While our intention is to seek to complete a liquidity event within seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe.

In making a determination of what type of liquidity event is in our best interest, our Board of Directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure. There can be no assurance that we will complete a liquidity event.

Prior to the completion of a liquidity event, share repurchases by us may provide a limited opportunity for you to have your shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. Beginning with the calendar quarter ending December 31, 2015, we may, from time to time in our sole discretion, determine to repurchase shares of our common stock to allow our stockholders to sell their shares back to us at a price equal to our most recently determined net asset value per share. We expect that any such share repurchases will include numerous restrictions that limit your ability to sell your shares. Our Board of Directors will determine, in its sole discretion, the number of shares to be repurchased during any period; provided that we intend to limit any such repurchases during a calendar quarter to up to 5.0% of the shares of common stock outstanding at the end of the immediately preceding calendar quarter. The limitations and restrictions relating to any share repurchases by us may prevent us from accommodating all repurchase requests made in any quarter.

To the extent that the number of shares of our common stock submitted to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis from among the requests for repurchase received by us. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency.

The Board of Directors has the right to suspend or terminate any share repurchase offer to the extent that it determines that it is in our best interest to do so. We will promptly notify our stockholders of any changes to any share repurchase offer, including any suspension or termination of it in our periodic or current reports or by means of a separate mailing to you. Moreover, we do not expect to repurchase any shares of our common stock after the date that our shares are listed on a national securities exchange, are included for quotation in a national securities market or, in the sole determination of our Board of Directors, a secondary trading market for the shares otherwise develops. All shares to be repurchased pursuant to a share repurchase offer by us must be (i) fully transferable and not be subject to any liens or other encumbrances and (ii) free from any restrictions on transfer. If we determine that a lien or other encumbrance or restriction exists against the shares requested to be repurchased, we will not repurchase any such shares.

The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Any share repurchase by us would have many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market. There is no assurance that we will repurchase any of your shares or that there will be sufficient funds available to accommodate all of our stockholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Stockholders will not pay a fee in connection with any share repurchase by us.

REGULATION

Investment Company Act of 1940

We have elected to be regulated as a BDC under the 1940 Act. A BDC is a special category of investment company under the 1940 Act that was added by Congress to facilitate the flow of capital to private companies and small public companies that do not have efficient or cost-effective access to public capital markets or other conventional forms of corporate financing. BDCs generally make investments in private or thinly-traded public companies in the form of long-term debt and/or equity capital, with the goal of generating current income or capital growth.

BDCs are closed-end funds that elect to be regulated as BDCs under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act (if their shares are publicly offered) and the Exchange Act. BDCs are provided greater flexibility under the 1940 Act than are other investment companies in dealing with their portfolio companies, issuing securities, and compensating their managers. BDCs can be internally or externally managed and may qualify to elect to be taxed as RICs for federal tax purposes. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters, and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of a BDC’s directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or withdraw our election as a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (2) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price below our net asset value per share. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends, and in certain other limited circumstances.

As a BDC, we will not generally be permitted to invest in any portfolio company in which a fund managed and controlled by the Adviser currently has a controlling interest, or to make any co-investments with such fund without an exemptive order from the SEC. We may, however, invest alongside Credit Suisse, certain of its affiliates and certain funds managed and controlled by the Adviser in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such other funds consistent with guidance promulgated by the SEC Staff permitting us and such other funds to purchase interests in the same class of privately placed securities so long as certain conditions are met, including that no investment adviser, acting on its behalf or on behalf of other clients, negotiates any term other than price. We expect to apply for an exemptive order from the SEC that would permit us, among other things, to co-invest with certain other persons, including Credit Suisse, certain of its affiliates and certain funds managed and controlled by the Adviser. Any such order would be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Accordingly, we cannot provide assurances that we will be permitted to co-invest with Credit Suisse, certain of our affiliates and other funds managed and controlled by the Adviser or its affiliates, other than in the limited circumstances currently permitted by applicable SEC staff guidance and interpretations or in the absence of a prohibited joint transaction.

We may, however, invest alongside other clients of the Adviser and its affiliates, including other entities they manage in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations and guidance.

If we were to be granted a co-investment exemptive order by the SEC, under current requirements of exemptive orders recently granted by the SEC, investment opportunities that are presented to funds managed and controlled by the Adviser must be referred to us and vice versa. For each such referral, the Adviser would independently analyze and evaluate whether the co-investment transaction is appropriate for us. In addition, co-investment transactions under an exemptive order are generally subject to the review and approval by our independent directors. For each co-investment transaction under an exemptive order, we would follow the conditions of the exemptive order, which are designed to ensure the fairness to us of the co-investment transaction.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed a “principal underwriter” as that term is defined under the Securities Act. We may purchase or otherwise receive warrants which offer an opportunity (not a requirement) to purchase common stock of a portfolio company in connection with an acquisition financing or other investments. Similarly, we may acquire rights that obligate an issuer of acquired securities or their affiliates to repurchase the securities at certain times, under certain circumstances.

We do not intend to acquire securities issued by any investment company whereby our investment would exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot (1) acquire more than 3% of the total outstanding voting stock of any investment company, (2) invest more than 5% of the value of our total assets in the securities of one investment company, or (3) invest more than 10% of the value of our total assets in the securities of investment companies in general. These limitations do not apply where we (i) make investments in portfolio companies through a wholly owned subsidiary or (ii) acquire interests in a money market fund as long as we do not pay a sales charge or service fee in connection with the purchase. With respect to the portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Private funds that are excluded from the definition of “investment company” pursuant to either Section 3(c)(1) or 3(c)(7) of the 1940 Act are also subject to certain of the limits under the 1940 Act noted above. Specifically, such private funds may not acquire directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the 1940 Act are also subject to the restriction as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in our securities. As a result, certain investors would be required to hold a smaller position in our shares than if they were not subject to such restrictions.

We do not currently intend to issue any preferred stock. However, if we were to issue any preferred stock in the future, any such issuance must comply with the requirements of the 1940 Act. Additionally, the 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain other matters under the 1940 Act require a separate class vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would be entitled to vote separately as a class from the holders of common stock on a proposal involving a plan of reorganization adversely affecting such securities.

Business Development Company Regulation: Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which we refer to as qualifying assets, unless, at the time the acquisition is made, qualifying assets (not including certain assets specified in the 1940 Act) represent at least 70% of the company’s total assets. As discussed in greater detail below, the 1940 Act defines qualifying assets as principally including certain investments by a BDC in eligible portfolio companies. An eligible portfolio company is defined under the 1940 Act as any issuer which:

1.	is organized under the laws of, and has its principal place of business in, the United States;

2.	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

3.	satisfies any of the following:

a.	does not have any class of securities that is traded on a national securities exchange;

b.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

c.	is controlled by a BDC, either alone or as part of a group acting together, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

d.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

As relevant to its proposed business, the principal categories of qualifying assets under the 1940 Act are the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own at least 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. Government securities, or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Business Development Company Regulation: Control and Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must also either control the issuer of the securities or offer to make available to the issuer of the securities (other than small and solvent companies described in the 1940 Act) significant managerial assistance without the issuer having to request such assistance. This assistance can involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and reimburse the Adviser, as our Co-Administrator, for its allocated costs in providing this assistance.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities, or high-quality debt securities maturing in one year or less from the time of investment so that 70% of our total assets are qualifying assets. Typically, we intend to invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed- upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the diversification requirements in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We expect that the Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Code of Ethics

We and the Adviser have each adopted a code of ethics, as required by federal securities laws. Under these codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for our portfolio or that are currently held by us, subject to certain general restrictions and procedures. The personal securities transactions of our access persons and those of the Adviser will be governed by the applicable code of ethics.

The Adviser and its affiliates manage other investment companies and accounts. The Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Adviser on our behalf. Similarly, with respect to our portfolio, the Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Adviser and its access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or for any other funds it manages.

These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of these codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Compliance Policies and Procedures

We and the Adviser have each adopted and implemented written compliance policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering such policies and procedures. Our chief compliance officer is responsible for administering our compliance policies and procedures and the Adviser’s chief compliance officer is responsible for administering the compliance policies and procedures for the Adviser.

Proxy Voting Policies and Procedures

We adopted the Adviser’s Proxy Voting Policies and Procedures as our policies and procedures, which are set forth in Appendix B, hereto. These policies are reviewed periodically by the Adviser as well as the Board of Directors, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies for the investment advisory clients of the Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Voting Records

You may obtain information, without charge, regarding how the Adviser voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, c/o Credit Suisse Park View BDC, Inc. at One Madison Avenue, New York, New York 10010.

Securities Exchange Act and Sarbanes-Oxley Act

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in its periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose its conclusions about the effectiveness of its disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and its regulations. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement.

Banking Regulations

Credit Suisse is treated as a BHC under the BHCA and IBA, and is thereby subject to supervision and regulation by the Federal Reserve. On March 23, 2000, Credit Suisse elected to be treated as an FHC under the BHCA, which is a status available to BHCs that meet certain criteria. The BHCA generally prohibits BHCs from acquiring an equity interest in non-banking entities unless certain exemptions apply. FHCs may engage in a broader range of activities than BHCs that are not FHCs, including a wide range of activities that are “financial in nature,” including certain banking, funds management, securities and merchant banking activities. However, the activities of FHCs and their affiliates remain subject to certain restrictions imposed by the BHCA and related regulations. Because Credit Suisse is expected to “control” us within the meaning of the BHCA, these restrictions will likely apply to us as well.

Credit Suisse and the Adviser intend to rely on Credit Suisse’s FHC status to conduct their advisory and related activities involving us, and Credit Suisse intends to rely on its merchant banking authority (as described below) to hold its equity investment in us. Because Credit Suisse is expected to “control” us within the meaning of the BHCA, the Adviser intends to conform our equity investments and other investments and activities to the requirements of the BHCA as well.

We may be able to rely on Section 4(c)(6) of the BHCA to make equity investments. Pursuant to Section 4(c)(6), Credit Suisse and its subsidiaries, including us, may, as a general matter, make investments in the aggregate of not more than (i) 5% of a class of voting securities of a portfolio company, and (ii) 24.99% of the total equity of such company. Under the BHCA and applicable Federal Reserve Board interpretations, so-called “Section 4(c)(6) investments” must be “non-controlling” and “passive” — standards that substantially restrict business inter-relationships, common employees (e.g., officers and directors), cross-referrals, joint marketing and the like between the investor and its affiliates (i.e., Credit Suisse the Adviser and their affiliates), on the one hand, and the portfolio company, on the other. Unlike a Merchant Banking Investment (as defined below), a Section 4(c)(6) investment is not subject to a maximum holding period.

A proposed equity investment that would not be permissible as a Section 4(c)(6) or Section 4(c)(7) investment may be permitted as part of Credit Suisse’s merchant banking activities (in which event, such investment would be a “Merchant Banking Investment”).

Certain rules (the “Merchant Banking Rules”) adopted by the Federal Reserve and the United States Secretary of the Treasury governing the merchant banking activities of an FHC (i) place certain restrictions on Credit Suisse’s (and its subsidiaries’) involvement in the routine management and operations of a Merchant Banking Investment; (ii) provide guidelines that may restrict lending by the United States banking branch of Credit Suisse (the “CS United States Banking Office”) to us and its Merchant Banking Investments; (iii) limit other transactions by the CS United States Banking Office with portfolio companies and cross-marketing by the CS United States Banking Office with Merchant Banking Investments; (iv) require that Merchant Banking Investments only be held for such period of time as is necessary to enable disposition on a reasonable basis, and impose a maximum holding period on our Merchant Banking Investments (in general, 10 years, possibly extendable under certain circumstances and with certain restrictions with prior Federal Reserve approval); and (v) in general, only authorize Merchant Banking Investments in portfolio companies engaged in non-financial activities. The Merchant Banking Rules also contain certain record-keeping and reporting requirements.

In addition to the foregoing investment authorities, under the BHCA and the Federal Reserve’s Regulation K, Credit Suisse entities are authorized to invest in, control, and engage in the routine management and operation of any portfolio company which is not engaged in business in the United States (i.e., does not have an office, other than a representative office, or a subsidiary with an office, other than a representative office, in the United States) or, if it is so engaged in business in the United States, satisfies certain requirements as to the nature and scope of such business.

As a result of BHCA restrictions, we do not expect to invest in United States depository organizations or their holding companies.

Because Credit Suisse is expected to control us, we may be deemed to be a “banking entity” subject to the Volcker Rule. The Volcker Rule prohibits banking entities from engaging in “proprietary trading” and from acquiring or retaining any equity, partnership or other ownership interest in, or sponsoring, a covered fund, in each case other than pursuant to one of a number of enumerated exemptions. The Volcker Rule became effective on July 21, 2012, and banking entities are required to come into conformance with the Volcker Rule by the end of the Volcker Rule’s conformance period, which is currently expected to end on July 21, 2015. Final rules implementing the Volcker Rule’s provisions were published in the Federal Register on January 31, 2014.

Under the final Volcker Rule regulation, upon the expiration of the conformance period, we may be prohibited from taking positions in securities, derivatives or certain commodities contracts principally for the purpose of short-term resale, price movement benefits, or realization of arbitrage profits or from entering into a hedge on one of these positions, subject to certain exemptions (including exemptions for trading in U.S. government securities, underwriting and market-making, risk mitigating hedging activities and liquidity management). The final rules contain a rebuttable presumption that trading is short-term “proprietary trading” if a position is held for 60 days or less. We may also be prohibited from acquiring or retaining any equity, partnership or other ownership interest in, or sponsoring, a covered fund, subject to certain limited exemptions. The Volcker Rule may limit our ability to take short-term positions in equity and debt securities, derivatives and certain commodities contracts, and to make investments in covered funds; however, we do not expect it will have a material impact on our core business of making and realizing long-term growth equity investments. The final rules are highly complex, and many aspects of the Volcker Rule remain unclear. Because the final implementing regulations for the Volcker Rule are likely to be subject to further guidance, interpretation and analysis, their full impact on us cannot be predicted with certainty at this time.

TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect, beginning with our taxable year ending December 31, 2015, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To obtain and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain and maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a Regulated Investment Company

If we:

•	maintain our qualification as a RIC; and

•	satisfies the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to maintain our qualification as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forego new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” As a result, we may be prohibited from making distributions necessary to satisfy the Annual Distribution Requirement. Even if we are not prohibited from making distributions, our ability to raise additional capital to satisfy the Annual Distribution Requirement may be limited. If we are not able to make sufficient distributions to satisfy the Annual Distribution Requirement, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to federal income tax on our allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to our stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark to market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

The remainder of this discussion assumes that we maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for our common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC annual distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of its common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 20% on their long-term capital gain, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

If we are not a publicly offered RIC for any period, a non-corporate stockholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a stockholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While we anticipate that we will constitute a publicly offered RIC after our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

We have adopted a distribution reinvestment plan through which a stockholder may elect to receive distributions in the form of additional shares of its common stock. See “Distribution Reinvestment Plan.” Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the 20% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax, or backup withholding, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

Under now expired provisions, with respect to certain distributions made to Non-U.S. stockholders in taxable years beginning before January 1, 2014, no withholding would have been required and the distributions generally would not have been subject to federal withholding tax if (i) the distributions were properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. Although this exception has been previously extended (including with retroactive effect), no assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years beginning on or after January 1, 2014. In addition, no assurance can be provided that any significant amount of our distributions would be reported as eligible for this exemption from withholding even if such exemption were extended.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and will include the gross proceeds from the sale of any property that could produce U.S. source interest or dividends received after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Maintain our Qualification as a RIC

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (or shorter applicable period), unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held by State Street Bank and Trust Company pursuant to a custody agreement. The principal business address of the custodian is 225 Franklin Street, Boston, Massachusetts 02110. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use broker-dealers in the normal course of our business. Subject to policies established by our Board of Directors, the Adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser’s judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser’s standards may be higher than for execution services alone or for services that fall below the Adviser’s standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will receive only brokerage or research services in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the 1934 Act when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. Research received from brokers or dealers is supplemental to the Adviser’s own research program.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statement of assets and liabilities, including the schedule of investments, as of September 5, 2014 and the related statement of operations for the period from August 5, 2014 (inception) to September 5, 2014 of Credit Suisse Corporate Credit Solutions, LLC have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Sutherland Asbill & Brennan LLP.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus. Any stockholder or its designated representative is permitted access to our records to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Please see our charter and bylaws for additional information regarding stockholders’ right to access our records.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

STOCKHOLDER PRIVACY NOTICE

We collect nonpublic personal information about our stockholders in the ordinary course of establishing and servicing their accounts. Nonpublic personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of stockholders that is derived using such information. For example, it includes a stockholder’s address, social security number, account balance, income, investment activity, and bank account information. We collect this information from the following sources:

•	account applications or other required forms, correspondence (written or electronic), or from telephone contacts with customers inquiring about us;

•	transaction history of a stockholder’s account; and

•	service providers.

We do not disclose nonpublic personal information about you or your account(s) to anyone without your consent other than to:

•	Our service providers, including the Adviser’s, as necessary for the servicing of your account. Our service providers in turn have an obligation to protect the confidentiality of your personal information.

•	Companies that may perform marketing services on its behalf or pursuant to joint marketing agreements. These marketing companies also have an obligation to protect confidential information.

•	Government officials or other persons unaffiliated with us, to the extent required by federal or Maryland law and our charter, including in accordance with subpoenas, court orders, and requests from government regulators.

If you decide to close your account(s), we will continue to adhere to the practices described in this notice.

If you invest in our common stock through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.

We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information.

INDEX TO FINANCIAL STATEMENTS

The following financial statements of Credit Suisse Corporate Credit Solutions, LLC are included in this prospectus.

Report of Independent Registered Public Accounting Firm

The Board of Directors and the Member

Credit Suisse Corporate Credit Solutions, LLC:

We have audited the accompanying financial statements of Credit Suisse Corporate Credit Solutions, LLC (the Company), which comprise the statement of assets and liabilities, including the schedule of investments, as of September 5, 2014 and the related statement of operations for the period from August 5, 2014 (inception) to September 5, 2014. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 5, 2014, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Credit Suisse Corporate Credit Solutions, LLC as of September 5, 2014, and the results of its operations for the period from August 5, 2014 (inception) to September 5, 2014 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York

January 8, 2015

Credit Suisse Corporate Credit Solutions, LLC

Schedule of Investments

September 5, 2014

Company(1)(#)	Industry	Type of Investment	Effective Interest Rate(2)	Maturity	Par / Unit / Partnership Interest Amount		Cost	Fair Value	% of Fair Value
Senior Secured Loans – 94.03%

AbelConn, LLC / CBT Technology, LLC / SIE Computing Solutions, LLC	Aerospace & Defense	Senior Secured – First Lien – Revolving Loan – Floating LIBOR + 2.50% (1.00% floor)	3.50%	7/17/2019	$5,000,000	(3)	$525,000	$525,000	0.26%

		Senior Secured – First Lien – Term Loan A – Floating LIBOR + 8.50% (1.00% floor)	9.50%	7/17/2019	$18,250,000		17,976,250	17,976,250	8.91%

		Senior Secured – First Lien – Term Loan B – Floating LIBOR + 2.50% (1.00% floor)	3.50%	7/17/2019	$5,000,000		4,925,000	4,925,000	2.44%

Affirmative Insurance Holdings, Inc.	Banking, Finance, Insurance & Real Estate	Senior Secured Loan – First Lien – Floating LIBOR + 7.25% (1.25% floor)	8.50%	3/30/2016	$15,000,000		14,625,000	14,625,000	7.25%

AMPORTS, Inc.	Automotive	Senior Secured Loan – Unitranche – Floating LIBOR + 5.00% (1.00% floor)	6.00%	5/19/2020	$19,100,000		19,100,000	19,100,000	9.47%

CF Entertainment Inc.	Media: Diversified & Production	Senior Secured Loan – First Lien – Floating LIBOR + 7.50% (1.00% floor)	8.50%	6/26/2019	$15,000,000		14,850,000	14,850,000	7.36%

FC Operating, LLC	Retail	Senior Secured Loan – First Lien – Floating LIBOR + 10.75% (1.25% floor)	12.00%	11/14/2017	$11,250,000		9,675,000	9,675,000	4.80%

Homeland HealthCare, Inc.	Healthcare & Pharmaceuticals	Senior Secured Loan – First Lien – Fixed 15.00% PIK	15.00%(4)	8/28/2016	$11,388,197		9,452,203	9,452,203	4.69%

Infinity Sales Group, LLC	Services: Business	Senior Secured Loan – First Lien – Floating LIBOR + 10.50% (1.00% floor)	11.50%	11/21/2018	$10,000,000		9,500,000	9,500,000	4.71%

Mannington Mills, Inc./ Burke Industries (Delaware), Inc.	Building Products	Senior Secured Loan – Second Lien – Floating LIBOR + 11.00% (1.00% floor) and 2.00% PIK	14.00%	3/2/2017	$3,818,355		3,870,858	3,870,858	1.92%

See Accompanying Notes to Financial Statements

Credit Suisse Corporate Credit Solutions, LLC

Schedule of Investments (continued)

September 5, 2014

Company(1)(#)	Industry	Type of Investment	Effective Interest Rate(2)	Maturity	Par / Unit / Partnership Interest Amount	Cost	Fair Value	% of Fair Value
Senior Secured Loans – 94.03% (continued)

Manelo (UK) 2 Limited	Building Products	Senior Secured Loan – Second Lien – Floating LIBOR + 11.00% (1.00% floor) and 2.00% PIK	14.00%	3/2/2017	$2,165,567	2,195,343	2,195,343	1.09%

New Standard Energy Texas LLC	Energy: Oil & Gas	Senior Secured Loan – First Lien – Fixed 7.00% and 6.00% PIK	13.00%	11/28/2016	$4,570,640	3,930,751	3,930,751	1.95%

North Technology Group, LLC / North Sails Europe B.V.	Consumer Goods: Non-Durable	Senior Secured – Unitranche Term Loan – Floating LIBOR + 6.50% (1.25% floor)	7.75%	3/5/2019	$20,000,000	20,000,000	20,000,000	9.91%

Nursery Supplies, Inc./ Sidco Associates, LLC/ Summit Plastic Company and Janorpot, LLC	Chemicals, Plastics, & Rubber	Senior Secured – Unitranche Term Loan – Floating LIBOR + 7.50% (1.00% floor)	8.50%	6/13/2018	$15,681,189	15,681,189	15,681,189	7.77%

Petroflow Energy Corporation and TexOak Energy - Project 1C, LLC	Energy: Oil & Gas	Senior Secured Loan – First Lien – Floating LIBOR + 8.00% (1.00% floor) and 3.00% PIK	12.00%	7/31/2017	$15,036,250	14,735,525	14,735,525	7.30%

SCE Partners, LLC	Hotel, Gaming & Leisure	Senior Secured Loan – First Lien – Floating LIBOR + 7.25% (1.00% floor)	8.25%	8/14/2019	$11,000,000	10,890,000	10,890,000	5.40%

Sequoia Healthcare Management, LLC	Healthcare & Pharmaceuticals	Senior Secured Term Loan – Fixed 12.00% and 4.00% PIK	16.00%	7/17/2019	$7,535,833	7,385,117	7,385,117	3.66%

Worley Claims Services, LLC	Services: Business	Senior Secured Term Loan – First Lien – Floating LIBOR + 11.00% (1.50% floor)	12.50%	7/6/2017	$10,375,913	$10,375,913	$10,375,913	5.14%

Total Senior Secured Loans						$189,693,149	$189,693,149	94.03%

Term Loan – 5.16%

CIDOVAL S.à r.l.	Energy: Oil & Gas	Contingent Payment Debt Instrument – B-1 Term Loan - First Lien – Fixed 10%(5)	10.00%	3/31/2015	$10,416,667	$10,416,667	$10,416,667	5.16%

See Accompanying Notes to Financial Statements

Credit Suisse Corporate Credit Solutions, LLC

Schedule of Investments (continued)

September 5, 2014

Company(1)(#)	Industry	Type of Investment	Effective Interest Rate(2)	Maturity	Par / Unit / Partnership Interest Amount	Cost	Fair Value	% of Fair Value
Partnership Interest – 0.49%

NSG Co-Invest (Bermuda) LP	Consumer Goods: Non-Durable	Partnership Interest(6)			1,441	$998,298	$998,298	0.49%

Royalty Interest – 0.32%

New Standard Energy Texas LLC	Energy: Oil & Gas	Royalty Interest(6)			636,645	$636,645	$636,645	0.32%

Other – 0.00%

CIDOVAL S.à r.l.	Energy: Oil & Gas	Membership Units(7)			237,500	$—	$—	0.00%

Endeavour International Corporation	Energy: Oil & Gas	Warrants Expiring on 4/30/18(6)			400,000	—	—	0.00%

Total Other						$—	$—	0.00%

Total						$201,744,759	$201,744,759	100.00%

(#)	We generally acquire our investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Our investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.
(1)	All of the Company’s investments are domiciled in the United States, except for CIDOVAL S.à r.l. which is domiciled in Luxembourg and Manelo (UK) 2 Limited which is domiciled in the United Kingdom.
(2)	Current interest rate in effect as of September 5, 2014.
(3)	Total commitment of loan is $5,000,000 of which $600,000 has been funded.
(4)	The senior secured loan for Homeland HealthCare, Inc. was amended on June 27, 2014 to include among other terms, the ability for the borrower to elect to pay interest in kind (PIK) at an annual rate of 15% through December 31, 2014. The borrower has currently elected to pay 15% PIK.
(5)	The term loan was initially provided to Endeavour PP Holdings, LLC and then assigned to CIDOVAL S.à r.l. from Endeavour PP Holdings, LLC for the right to receive payments under an agreement related to the sale of petroleum extracted from certain oil fields. CIDOVAL S.à r.l.’s right to receive payments expires upon the satisfaction of the obligations under a credit agreement.
(6)	Non-income producing.
(7)	Affiliated investment.

PIK - Payment In-Kind

See Accompanying Notes to Financial Statements

Credit Suisse Corporate Credit Solutions, LLC

Statement of Assets and Liabilities

September 5, 2014

Assets
Investments at value (Cost $201,744,759)	$201,744,759
Cash and Cash Equivalents	221,144,759

Total Assets	422,889,518

Liabilities
Payable for Investments Purchased	201,744,759

Total Liabilities	201,744,759

Net Assets	$221,144,759

Net Assets Consist of:
Common Unit, $0.01 par value	$221,145
Paid-in Capital	220,923,614

Net Assets applicable to common units outstanding	$221,144,759

Common Units Outstanding	22,114,476
Net Assets Value, per Common Unit	$10.00

See Accompanying Notes to Financial Statements.

Credit Suisse Corporate Credit Solutions, LLC

Statement of Operations

For The Period From August 5, 2014 (Inception) To September 5, 2014

Investment Income
Dividend	$—
Interest	—

Total Investment Income	—

Expenses	—

Net Investment Income	—

Net Realized and Unrealized Gain (Loss) from Investments
Net realized Gain (Loss) from Investments	—
Net Change in Unrealized Appreciation (Depreciation) from Investments	—

Net Realized and Unrealized Gain (Loss) from Investments	—

Net Increase in Net Assets Resulting from Operations	$—

See Accompanying Notes to Financial Statements.

Credit Suisse Corporate Credit Solutions, LLC

Notes to the Financial Statements

September 5, 2014

1.	Organization

Credit Suisse Corporate Credit Solutions, LLC (the “Company”) is a Delaware Limited Liability Company formed on August 5, 2014 and commenced operations on September 5, 2014. The Company was formed primarily to lend to, and selectively invest in, middle-market companies in the United States. On August 20, 2014, Credit Suisse Asset Management, LLC (“CSAM” or the “Adviser”), an indirect, wholly owned subsidiary of Credit Suisse Group AG and its affiliated entities (“Credit Suisse”), was approved by the Board of Directors of the Company (the “Board”) to serve as the Adviser to the Company. CSAM is an investment adviser registered with the Securities and Exchange Commission (the “SEC”).

On August 29, 2014, DLJ MB II, LLC (“DLJ MB II”), an indirect, wholly owned subsidiary of Credit Suisse contributed $100 as initial Member of the Company.

On September 5, 2014, Credit Suisse Alternative Capital, LLC (“CSAC”), an indirect, wholly owned subsidiary of Credit Suisse made an approximately $221 million capital contribution to the Company. The Company used the proceeds to purchase a portfolio valued at approximately $201 million, consisting primarily of senior secured loans (including funded and unfunded commitments) originated and structured by Credit Suisse Loan Funding LLC, an indirect, wholly owned subsidiary of Credit Suisse.

Effective with the admission of CSAC, DLJ MB II resigned as a Member and its contribution will be returned. The Company appointed DLJ MB II as the Managing Member to conduct the management of and provide administrative services to the Company.

On September 26, 2014, the Company filed a registration statement on Form N-2 (the “Registration Statement”) with the SEC to register its shares and intends to elect to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Upon converting to a BDC, the Company will change its name to Credit Suisse Park View BDC, Inc., a Maryland corporation. The limited liability company interests of the Company, which are represented by Common Units of the Company, shall be converted into the right to receive such number of shares of such class, series, classes or series of capital stock of the continuing corporation as determined by the Board and the terms and conditions of any such conversion and of the organizational documents of the continuing corporation.

The Company’s investment objective is to generate current income and to a lesser extent, capital appreciation through debt and equity investments. The Company invests in secured debt, unsecured debt and to a lesser extent equity securities, primarily of middle-market U.S. companies.

Capitalized terms used but not defined herein shall have the meaning assigned to them in the Amended and Restated Limited Liability Company Agreement dated September 5, 2014 (the “Agreement”), Amendment No. 1 to the Agreement dated December 2, 2014, the Investment Advisory Agreement dated September 5, 2014 (the “Advisory Agreement”) and the Amended Advisory Agreement dated December 2, 2014.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements are expressed in United States dollars and have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). The Company is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to

Credit Suisse Corporate Credit Solutions, LLC

Notes to the Financial Statements (continued)

September 5, 2014

2.	Summary of Significant Accounting Policies (continued)

investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”). The U.S. GAAP requires management to make estimates and assumptions that affect the amounts disclosed in the financial statements by the Company. Management believes that the estimates utilized in preparing the financial statements are reasonable and prudent. However, changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included.

The financial highlights would not be applicable since there was no operating activity for the period covered from August 5, 2014 (inception) to September 5, 2014.

Investment Transactions

The Company records investment transactions on the trade date. Investments purchased on a when-issued or delayed delivery basis may settle a month or more from the trade date. Such investments are subject to market fluctuations during this period.

Fiscal Year End

The Company’s fiscal year ends on December 31.

Investments

The Company carries its investments at fair value. Fair value is generally based on quoted market prices provided by independent pricing services, broker or dealer quotations, or alternative price sources. In the absence of quoted market prices, broker or dealer quotations, or alternative price sources, investments are measured at fair value by the investment committee of the Adviser and approved by the Board of Directors.

Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material. See Note 3 “Fair Value Measurements”.

The Company expects it will generally invest in illiquid securities, including debt and equity investments, of middle-market companies. The Board of Directors has delegated to the Adviser day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Company’s portfolio investments. Under valuation procedures adopted by the Board of Directors, market quotations are generally used to assess the value of the investments for which market quotations are readily available. The Adviser obtains these market quotations from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available; otherwise from a principal market maker or a primary market dealer. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party

Credit Suisse Corporate Credit Solutions, LLC

Notes to the Financial Statements (continued)

September 5, 2014

2.	Summary of Significant Accounting Policies (continued)

valuation service, as applicable, against the actual prices at which The Company purchases and sells our investments when applicable. The Adviser believes that these prices will be reliable indicators of fair value.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the valuation procedures adopted by the Board of Directors contemplates a multi-step valuation process each quarter, as described below:

•	The Company’s valuation process will begin with each portfolio company or investment being valued by the Adviser with such valuation taking into account the financial performance of the company, feedback from management on the company’s operations, general market conditions and other factors. This preliminary valuation conclusion will then be submitted on a quarterly basis to an independent valuation firm engaged by the Board of Directors to provide an opinion on a final range of values for each portfolio company or investment;

•	once preliminary valuations have been reviewed and vetted, they will be submitted to the Adviser’s valuation committee for discussion and final documentation;

•	the valuation committee will review these valuations, and, if applicable, will respond and supplement the preliminary valuation to reflect any of their comments; and

•	the Adviser will present the valuation committee’s recommendations to the Board of Directors for their review and approval.

The following table shows the composition of the Company’s portfolio investments by industry classification at fair value at September 5, 2014:

Industry	Fair Value	Percentages of Total Investments at Fair Value as of September 5, 2014
Aerospace & Defense	$23,426,250	11.61%
Automotive	19,100,000	9.47%
Banking, Finance, Insurance & Real Estate	14,625,000	7.25%
Building Products	6,066,201	3.01%
Chemicals, Plastics, & Rubber	15,681,189	7.77%
Consumer Goods: Non-Durable	20,998,298	10.40%
Energy: Oil & Gas	29,719,588	14.73%
Healthcare & Pharmaceuticals	16,837,320	8.35%
Hotel, Gaming & Leisure	10,890,000	5.40%
Media: Diversified & Production	14,850,000	7.36%
Retail	9,675,000	4.80%
Services: Business	19,875,913	9.85%

Total	$201,744,759	100.00%

Credit Suisse Corporate Credit Solutions, LLC

Notes to the Financial Statements (continued)

September 5, 2014

2.	Summary of Significant Accounting Policies (continued)

The following table shows the composition of the Company’s portfolio investments by investment type at fair value at September 5, 2014:

Investment Type	Fair Value	Percentages of Total Investments at Fair Value as of September 5, 2014
Senior Secured Loans	$189,693,149	94.03%
Term Loan	10,416,667	5.16%
Partnership Interest	998,298	0.49%
Royalty Interest	636,645	0.32%
Other	—	0.00%

	$201,744,759	100.00%

The following table shows the composition of the Company’s portfolio investments by geography classification at fair value at September 5, 2014:

Geography	Fair Value	Percentages of Total Investments at Fair Value as of September 5, 2014
United States	$189,132,749	93.75%
Luxembourg	10,416,667	5.16%
United Kingdom	2,195,343	1.09%

	$201,744,759	100.00%

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments (e.g. money market funds, U.S. treasury notes) with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Income Taxes

The Company is a single-member limited liability company that is treated as a disregarded entity for U.S. tax purposes. As a disregarded entity, the Company has no U.S. federal or state tax filing requirements.

The Company intends to file an election in January 2015 to be treated as a BDC under the 1940 Act. The Company also intends to elect to be treated as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended for the taxable year ending December 31, 2015. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company.

Credit Suisse Corporate Credit Solutions, LLC

Notes to the Financial Statements (continued)

September 5, 2014

3.	Fair Value Measurements

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparable, applicable market yields and multiples, security covenants, call protection provisions, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

The Company follows Accounting Standards Codification 820 (“ASC 820”) for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the schedule of investments are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

•	Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.

•	Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

•	Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and is based upon Management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

Credit Suisse Corporate Credit Solutions, LLC

Notes to the Financial Statements (continued)

September 5, 2014

3.	Fair Value Measurements (continued)

In addition to using the above inputs in investment valuations, the Company employs the valuation policy approved by the Board of Directors that is consistent with ASC 820 (see Note 2). Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value.

The following table presents the fair value measurements of the Company’s total investments, by major class according to the fair value hierarchy, as of September 5, 2014:

Investment Type	Level 1	Level 2	Level 3	Total
Senior Secured Loans	$—	$—	$189,693,149	$189,693,149
Term Loan	—	—	10,416,667	10,416,667
Partnership Interest	—	—	998,298	998,298
Royalty Interest	—	—	636,645	636,645
Other	—	—	—	—

Total	$—	$—	$201,744,759	$201,744,759

The Company typically determines the fair value of its performing debt investments utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to current contractual interest rates, relative maturities and other key terms and risks associated with an investment. Among other factors, a significant determination of risk is the amount of leverage used by the portfolio company relative to the total enterprise value of the company, and the rights and remedies of our investment within each portfolio company.

Significant unobservable quantitative inputs typically used in the fair value measurement of the Company’s Level 3 investments primarily reflect current market yields, including indices, and readily available quotes from brokers, dealers, and pricing services as indicated by comparable assets and liabilities, as well as enterprise values and earnings before income taxes, depreciation and amortization (“EBITDA”) multiplies of similar companies and comparable market transactions for equity services.

The table below presents the ranges of significant unobservable inputs used to value the Company’s Level 3 investments and liabilities. These ranges represent the significant unobservable inputs that were used in the valuation of each type of Level 3 investment. The ranges of these inputs are not representative of the appropriate inputs to use when calculating the fair value of any one Level 3 investment:

Investment Type	Fair Value at September 5, 2014	Valuation Methodology	Unobservable Inputs	Ranges (Weighted Average)
Senior Secured Loans	$189,693,149	Income Approach	Market Yield	8.05% - 24.93% (13.73%)
Term Loan	10,416,667	Income Approach	Market Yield	14.85%
Partnership Interest	998,298	Market Approach	Recent Purchase	N/A
Royalty Interest	636,645	Income Approach	Market Yield	16.90%
Other	—	Market Approach	Recent Purchase	N/A

Total	$201,744,759

Credit Suisse Corporate Credit Solutions, LLC

Notes to the Financial Statements (continued)

September 5, 2014

3.	Fair Value Measurements (continued)

Significant increases or decreases in any of the above unobservable inputs in isolation, including unobservable inputs used in deriving bid-ask spreads, if applicable, could result in a significantly lower or higher fair value measurement for such investments.

4.	Transactions with Affiliates and Related Parties

Management Fee

On September 5, 2014, the Company entered into an investment advisory agreement with the Adviser, pursuant to which the Adviser manages the Company’s investment program and related activities.

The Company pays the Adviser a management fee (the “Management Fee”), which is calculated after making appropriate adjustments for share issuances and repurchases. For the period September 5, 2014 to September 30, 2014, the Management Fee is payable monthly in arrears at an annual rate of 1.50% of the Company’s average gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) as of September 5, 2014 and September 30, 2014. After September 30, 2014 and until December 31, 2015 the Management Fee is payable monthly in arrears at an annual rate of 1.50% of the Company’s average gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar months. Thereafter, and until such time, if any, as the Company’s shares are listed on a national securities exchange (the “Listing”), the Management Fee will be payable quarterly in arrears, at an annual rate of 1.50% of an amount equal to the average of the Company’s average gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) at the end of each of the two most recently completed calendar quarters.

From and after any Listing, the Management Fee will be payable quarterly in arrears, at an annual rate of 1.75% of an amount equal to the average of the Company’s average gross assets (including cash and cash equivalents and assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters.

The Management Fee for any partial month or quarter will be appropriately prorated.

The Company entered into an amended and restated investment advisory agreement with the Adviser on December 2, 2014 (the “Amended and Restated Advisory Agreement”). The calculation of the Management Fee, pursuant to the Amended and Restated Advisory Agreement, has been modified from the method used under the Advisory Agreement. Pursuant to the Amended and Restated Investment Advisory Agreement for the period September 5, 2014 to September 30, 2014, the Management Fee is payable monthly in arrears at an annual rate of 1.75% of the Company’s average gross assets as of September 5, 2014 and September 30, 2014. After September 30, 2014 and until December 31, 2015 the Management Fee is payable monthly in arrears at an annual rate of 1.75% of the Company’s average gross assets at the end of each of the two most recently completed calendar months. Thereafter, the Management Fee will be payable quarterly in arrears, at an annual rate of 1.75% of an amount equal to the average of the Company’s average gross assets at the end of each of the two most recently completed calendar quarters. However, until such time, if any, as the Company’s shares are listed on a national securities exchange (the “Listing”), the Adviser will waive its right to receive 0.25% of the Management Fee. Such fee waiver shall terminate if and when a Listing occurs. The Adviser will not have the right to recover any amounts waived.

Credit Suisse Corporate Credit Solutions, LLC

Notes to the Financial Statements (continued)

September 5, 2014

4.	Transactions with Affiliates and Related Parties (continued)

Incentive Fees

The Incentive Fee (“Incentive Fee”) is calculated pursuant to the Advisory Agreement and consists of two parts, as follows:

Income-Based Component

Commencing with the quarter ended September 30, 2014, the Company pays the Adviser a quarterly Incentive Fee by reference to the Company’s aggregate pre-Incentive Fee net investment income, as adjusted, from the immediately preceding calendar quarter. The aggregate pre-Incentive Fee net investment income at the immediately preceding calendar quarter (the “Ordinary Income”), expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, will be compared to a “performance threshold” of 1.75% per quarter (7% annualized). Pre-Incentive Fee net investment income is net of all Company fees and expenses, including the Management Fee but excluding any Incentive Fee paid.

The Company pays the Adviser an Incentive Fee with respect to the Company’s Ordinary Income in each calendar quarter as follows:

a.	no Incentive Fee in any calendar quarter in which the Company’s Ordinary Income does not exceed the hurdle rate;

b.	100% of the Company’s Ordinary Income with respect to that portion of such Ordinary Income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

c.	20% of the amount of the Company’s Ordinary Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

These calculations are appropriately pro-rated for any period of less than three months and appropriately adjusted for any share issuances or repurchases during the current quarter.

Capital Gains-Based Component

Annually (or upon termination of the Investment Advisory Agreement, as applicable) the Company will pay the Adviser, in arrears, an Incentive Fee equal to 20% of the difference, if positive, of the sum of the Company’s aggregate realized capital gains, if any, computed net of the Company’s aggregate realized capital losses, if any, and the Company’s aggregate unrealized capital depreciation, if any, in each case from the beginning of the Annual Period until the end of such Annual Period. Unrealized capital gains are excluded from this calculation. Each period beginning on January 1 of each calendar year and ending on December 31 of the calendar year or, in the case of the Company’s first and last year, the appropriate portion thereof is referred to as an “Annual Period”. The capital gains-based Incentive Fee is payable commencing with the 2014 Annual Period.

Certain officers and a director of the Company are also officers and a director of the Credit Suisse or its affiliates. These officers and director are paid no fees by the Company for serving as an officer or director of the Company.

Credit Suisse Corporate Credit Solutions, LLC

Notes to the Financial Statements (continued)

September 5, 2014

5.	Organization Costs and Offering Costs

Initial organization and offering costs will be borne by the Company up to a maximum amount of $1.5 million upon receipt of a formal commitment of external capital. Any initial organization and offering costs in excess of $1.5 million will be borne by Credit Suisse. In the event receipt of a formal commitment of external capital does not occur, initial organization and offering costs incurred will be borne by Credit Suisse. As there has been no formal commitment of external capital as of the date of issuance of financial statements, no such costs have been recorded by the Company. On December 2, 2014, the Board of Directors approved the following changes to the advisory agreement:

i.	Initial offering costs will be borne by the Company up to a maximum amount of $1.5 million upon receipt of a formal commitment of external capital; and
ii.	Initial organization costs will be borne by the Company.

The Company has not paid or accrued any organization and offering costs; however, approximately $352,000 in organization costs and $465,000 in offering costs have been incurred for the period from August 5, 2014 (inception) to September 5, 2014.

6.	Subsequent Events

The Adviser has considered the circumstances under which the Company should recognize or make disclosures regarding subsequent events or transactions occurring through January 8, 2015, which represents the date the financial statements, are available to be issued. Adjustments or additional disclosures, if any, have been included in the financial statements.

On September 12, 2014, the Company closed on a term loan with Forbes Media LLC, with a principal of $15,000,000, cost of $14,850,000, and a maturity date of September 12, 2019.

On September 29, 2014, the $10,416,667 term loan investment held by the Company was paid in full with accrued interest by CIDOVAL S.à r.l.

On October 1, 2014, the senior secured second lien loans with principals of $3,818,355 and $2,165,567 held by the Company were fully paid with accrued interest by Mannington Mills, Inc. and Burke Industries (Delaware), Inc. and Manelo (UK) 2 Limited, respectively.

On October 29, 2014, the Company closed an incremental loan with New Standard Energy Texas LLC with a principal of $1,500,000, cost of $1,485,000 and a maturity date of November 28, 2016.

On October 31, 2014, as a result of the acquisition of Worley Claims Services, LLC by Aquiline Worley Purchaser, LLC, and the Company’s senior secured term loan with principal of $10,375,913 with Worley Claims Services, LLC was paid in full with accrued interest. The Company then closed a senior secured term loan with Aquiline Worley Purchaser, LLC with principal of $13,500,000, cost of $13,365,000 and a maturity date of October 31, 2020.

On October 31, 2014, the Company entered into a senior secured revolving credit facility (the “Credit Facility”) with Capital One, N.A., as administrator, and various lenders. The Credit Facility has a maturity date of October 31, 2019. The Credit Facility provides for borrowings in an aggregate amount of $75 million, with an

Credit Suisse Corporate Credit Solutions, LLC

Notes to the Financial Statements (continued)

September 5, 2014

6.	Subsequent Events (continued)

accordion feature permitting the Company to seek an increase of the total commitments up to a total facility size of up to $300 million. Borrowings under the Credit Facility bear interest at a per annum rate of London – Interbank Offered Rate (“LIBOR”) plus 2.75%. The Company intends to use the borrowings available under the Credit Facility to fund new and follow-on investments.

On November 4, 2014, the Company closed a senior secured term loan with Dodge Data & Analytics LLC, and Skyline Data, News and Analytics LLC, with a principal of $12,000,000, cost of $11,760,000 and a maturity date of October 30, 2019.

On November 6, 2014, the Company’s senior secured term loan B investment with AbelConn, LLC, CBT Technology, LLC, and SIE Computing Solutions, LLC was paid down to $0.2 million principal. All of the drawn amounts on the senior secured revolving loan to AbelConn, LLC, CBT Technology, LLC, and SIE Computing Solutions, LLC were repaid in full with accrued interest, and the outstanding revolver commitment was terminated, accordingly.

On November 21, 2014, the Company closed a loan with Mississippi Sand, LLC and its subsidiaries with a principal of $15,000,000 and cost of $14,650,000.

On November 21, 2014, the Company closed a senior secured term loan with Speed Commerce, Inc. with a principal of $11,000,000, cost of $10,890,000 and a maturity date of the earlier of November 21, 2019 and the date that all terms loans shall become due and payable in full, whether by acceleration or otherwise.

On December 23, 2014, the Company closed a senior secured term loan with Evanta Ventures, Inc. with a principal of $15,200,000, cost of $14,972,000 and a maturity date of December 23, 2019.

APPENDIX A

Form of Subscription Agreement

Credit Suisse Park View BDC, Inc. SUBSCRIPTION AGREEMENT

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. In addition, we may also ask to see your driver’s license or other identifying documents.

AN INVESTMENT IN THE OFFERING DESCRIBED HEREIN CANNOT BE COMPLETED UNTIL AT LEAST FIVE (5) BUSINESS DAYS AFTER THE DATE THE INVESTOR RECEIVED THE FINAL PROSPECTUS FOR THE OFFERING. SUBSCRIPTIONS WILL BE EFFECTIVE ONLY UPON OUR ACCEPTANCE, AND WE RESERVE THE RIGHT TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART. IF REJECTED, ALL FUNDS SHALL BE RETURNED TO INVESTORS WITHOUT INTEREST AND WITHOUT DEDUCTION FOR ANY EXPENSES WITHIN TEN (10) BUSINESS DAYS FROM THE DATE THE SUBSCRIPTION IS REJECTED. INVESTORS WILL RECEIVE A CONFIRMATION OF THEIR PURCHASE. IN ORDER TO EXECUTE THIS SUBSCRIPTION AGREEMENT YOU AND THE CO-OWNER (AS APPLICABLE) MUST COMPLETE SECTION 8 AND 11 OF THIS AGREEMENT. IF YOU HAVE ANY QUESTIONS, PLEASE CALL YOUR REGISTERED REPRESENTATIVE.

Employee or Related Party of Credit Suisse

1.  Please check each box below that applies to you:

     ❒ An entity directly or indirectly controlled by Credit Suisse Group AG (“CS Affiliate”).

     ❒ An employee, owner, officer director, manager, managing member or partner of any CS Affiliate

         (a “CS Individual”).

     ❒ The spouse or child (including by adoption) of any CS Individual.

2. If you are currently employed at Credit Suisse and you are the owner or beneficial owner of this account, please provide the below details.

Employee Name:

Employee ID Number:                                                                      Signature:

1. Account Registration

Please select only one type of registration below.

A. ❒ Individual (Complete A only)	Name (First, Middle Initial, Last)
Date of Birth (mm/dd/yyyy) / / Social Security Number / /
❒ U.S. Citizen ❒ Other

B. ❒ Joint Account

Name (First, Middle Initial, Last)

Date of Birth (mm/dd/yyyy)         /         /                  Social Security Number         /         /

❒ U.S. Citizen                 ❒ Other

Registration will be Joint Tenants with Right of Survivorship unless otherwise specified.

(Complete A and B only. Individual in Section A will be primary account owner.)

CSPV SUB AGMT 012015	1

Credit Suisse Park View BDC, Inc. SUBSCRIPTION AGREEMENT

1. Account Registration (continued)

C. ❒ Trust (Complete C only)	Name of Trust

Trust Agreement Date (mm/dd/yyyy) / /

Trustee’s Name (Only one per account)

Date of Birth (mm/dd/yyyy) / / Social Security Number / /

Account will be established under (select one):

❒ Tax ID Number or ❒ Social Security Number / /

Please provide copies of the following trust documents to properly establish your account:
■ Name/date of trust
■ Names of trustees, trustors and successor trustee
■ Trustee powers
■ Signature page

D. UGMA/ UTMA (Complete D only)	Custodian’s Name (First, Middle Initial, Last)
Date of Birth (mm/dd/yyyy) / / Social Security Number / /
Minor’s Name (Only one per account)
Date of Birth (mm/dd/yyyy) / / Social Security Number / /
U.S. Citizen Other

E. Corporation (Complete E only)	Name
Tax ID Number
A copy of the Corporate Resolution, Secretary’s Certificate, or Articles of Incorporation are needed.

F. Partnership or LLC (Complete F only)	Name
Tax ID Number
The Bylaws or Partnership Agreement is needed.

G. Retirement Plans (Complete G only)	Individual Retirement Plan Keogh Plan Employee Benefit Plan
Legal Name of Investor
Date of Birth (mm/dd/yyyy) / / Social Security Number / /
Custodian Name
Custodian Tax ID Number

2

Credit Suisse Park View BDC, Inc. SUBSCRIPTION AGREEMENT

2. Mailing Address and Telephone Number

Mailing Address

(If you provide a P.O. Box, you must fill out Physical Address below)                                                                          Apt. No.

City                                                                                                                   State                           ZIP Code

Daytime Telephone Number (                                    )

Physical Address

(Required if different from above)

City                                                                                                                   State                           ZIP Code

3. Fund Selection

Minimum Investment	Initial	Subsequent

Credit Suisse Park View BDC, Inc.	$50,000	$10,000

Subscription	Amount

Credit Suisse Park View BDC, Inc.	$

4. Dividend and Capital Gain Distributions

Choose the way you want your dividend and capital gain distributions paid. If not specified, dividends and capital gains will be reinvested in additional shares of Credit Suisse Park View BDC, Inc.

❑	Reinvest my dividends and capital gains distributions.

❑	Deposit in my bank account (Complete Section 7.)

❑	Pay by check to account mailing address listed in Section 2.

5. Dealer Information

❑	I/we do not have a financial advisor. By marking this box, I/we are certifying that there is no financial advisor associated with this account and that I/we take full responsibility for all investment selections made.

Dealer Name

Representative’s Name (First, Middle Initial, Last)

Rep ID Number                                      Representative’s Branch Office Number

City                                                                                                            State                              ZIP Code

Telephone Number (                        )

Pershing Account Number

3

Credit Suisse Park View BDC, Inc. SUBSCRIPTION AGREEMENT

6. Benefit Plan Investor/Controlling Person Status

In order for Credit Suisse Park View BDC, Inc. to accurately monitor its Benefit Plan Investor participation, please review the following definitions of a Benefit Plan Investor and a Controlling Person, and make the appropriate representations by checking all applicable boxes following the definitions.

A “Benefit Plan Investor” is (i) any employee benefit plan subject to the fiduciary responsibility provision of Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time (“ERISA”), (ii) any individual retirement plan or account subject to the prohibited transaction rules of Section 4975 of the Code or (iii) any entity whose underlying assets included “plan assets” (as defined by ERISA and the regulations thereunder) by reason of a plan’s investment in the entity.

A “Controlling Person” is a person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the Company or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person. For these purposes, an “affiliate” of a person includes any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the person. “Control” with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person.

(I)	The Investor represents that it is (please check all applicable boxes):

❑	(A)	not a Benefit Plan Investor; or

❑	(B)	a Benefit Plan Investor that is:

	❑	(1) subject to Part 4 of Title I of ERISA;

	❑	(2) subject to Section 4975 of the Code (that has not checked B(1));

❑

(3)   an entity whose underlying assets includes “plan assets” as defined above. The Investor also represents that the percentage of its “plan assets” compared to the value of its total assets or included in its general account is not more than:

❑ 10%*	❑	20	%*	❑	30%	❑	40%	❑	50%
❑ 60%	❑	70%		❑	80%	❑	90%	❑	100%

(*Applicable to entities with multiple classes, one of which exceeds the 25% threshold for Benefit Plan Investors and to U.S. insurance company general accounts.)

❑	(4) a group trust, a bank common or collective trust or an insurance company separate account described in subsection (h)(1) of the Regulation.

(II)	If the undersigned has represented that it is not a Benefit Plan Investor, the undersigned represents that it is (please check applicable box):

❑	(A)	not a Controlling Person; or

❑	(B)	a Controlling Person.

The Investor further agrees (i) to notify the Manager at least 30 days prior to the representations set forth in this Section (or any part thereof) no longer being true or likely to become untrue and (ii) to provide the CSPVB upon request such information as may be required to confirm and/or refine the representations provided above.

1 “Regulation” for purposes of this section means Department of Labor Regulation Section 2510.3-101, as and to the extent modified by Section 3(42) of ERISA.

4

Credit Suisse Park View BDC, Inc. SUBSCRIPTION AGREEMENT

7. Bank Account Information

Please provide information on the bank account you would like to link your Credit Suisse Park View BDC, Inc. account to.

Type of Account (Select one):

❑	Checking Account (Please attach a pre-printed voided check.*)

❑	Savings Account (Please attach a voided deposit slip.*)

❑	Correspondent Bank / Brokerage Account (Complete page 6.)

Signature of Bank Account Owner(s) (Required):

Signature X	Date

Signature X	Date
(If multiple account owners, all must sign.)

* Alternatively, Credit Suisse Park View BDC, Inc. will accept a letter on bank letterhead, signed by a bank employee, confirming the bank account type, registration, account number and routing number.

5

Credit Suisse Park View BDC, Inc. SUBSCRIPTION AGREEMENT

7. Bank Account Information (continued)

Correspondent Bank Account Information

For Institutional Accounts and Investors using a brokerage or other financial institution.

For distributions of cash, please wire funds to the following correspondent bank for further credit to my account: *

Bank Name:

Bank Location:

ABA # (Routing #):

Institution Name:	.

Institution Account Number:

For Further Credit Investor Name:

For Further Credit Account Number:

Note to Investor: Please confirm the instructions for wire payments with your financial institution, if there is any uncertainty regarding the accuracy of the information contained above.

Signature of Bank Account Owner(s) (Required):

Signature X	Date

Signature X	Date
(If multiple account owners, all must sign.)

* Alternatively, Credit Suisse Park View BDC, Inc. will accept a letter on bank letterhead, signed by a bank employee, confirming the bank account type, registration, account number and routing number.

6

Credit Suisse Park View BDC, Inc. SUBSCRIPTION AGREEMENT

8. Signature(s) and Certification

By signing below I certify that:

•	I have full authority and legal capacity to purchase shares, am of legal age (if applicable) and believe each investment is suitable for this account.

•	I have received and read a current Prospectus for Credit Suisse Park View BDC, Inc. and agree to be bound by its terms.

•	I agree that neither Credit Suisse Park View BDC, Inc. nor its agents will be liable for any loss, cost or expense as a result of following instructions (including those communicated by telephone) that it reasonably believes to be genuine.

•	I agree that Credit Suisse Park View BDC, Inc. may obtain a consumer report from consumer reporting agencies in considering this application from Investor(s) and verifying Investor(s) identity (and if residence is in a community property state, an Investor’s spouse). Upon request, Investor(s) will be informed of the name and address of each consumer reporting agency from which a consumer report relating to this application was obtained.

•	I certify under penalties of perjury that the Social Security or Tax Identification Number provided on this Application is correct and that I am not currently subject to IRS backup withholding (unless ❑ I am currently subject to IRS backup withholding).

•	I have read the transfer restrictions set forth below in Section II and agree that (i) I will be restricted from transferring the shares of Credit Suisse Park View BDC, Inc. acquired pursuant to this Subscription Agreement or otherwise and (ii) any transfers will be subject to the conditions set forth in Section 11.

X
	Individual Signature	Date

X
	Joint Owner (if any) Signature	Date

X
	Corporate Office, Partner, Trustee, etc. Signature	Date

X
	Print Name and Title	Date

7

Credit Suisse Park View BDC, Inc. SUBSCRIPTION AGREEMENT

9. Purchase and Mailing Instructions

Credit Suisse Park View BDC, Inc. requires payment by wire or U.S. bank check. Credit Suisse Park View BDC, Inc. does not accept payments made by cash, temporary / starter checks, credit cards, traveler’s checks, money orders, foreign checks or debit cards.

PAYMENTS BY CHECK

Please make your check payable to American Stock Transfer & Trust Co., LLC and mail your check with this application to:

POSTAL MAIL/OVERNIGHT/COURIER SERVICE TO:

AMERICAN STOCK TRANSFER & TRUST CO., LLC

Attention: FundRM

6201 15th Avenue

Brooklyn, NY 11219

PAYMENTS BY WIRE

Complete and sign the Subscription Agreement. Call the Shareholder Service Center 1-800-937-5449 to confirm the wire payment and fax the signed Subscription Agreement to 1-888-606-8252 by 4 p.m. eastern time.

WIRE INSTRUCTIONS:

Bank: JPMorgan Chase Bank

ABA# 021 000 021

Account #:  323-053785

Account Name: American Stock Transfer & Trust Co as agent for

Credit Suisse Park View BDC, Inc.

F/F/C: Account Registration

Mail the original, signed Subscription Agreement to address listed above.

8

Credit Suisse Park View BDC, Inc. SUBSCRIPTION AGREEMENT

10. Electronic Delivery Election

Electronic Delivery of stockholder communication is available and if you would prefer to receive such communications and statements electronically, please affirmatively elect to do so by signing below where indicated.

We encourage you to elect to receive electronic delivery of stockholder communications and statement notifications. By consenting below to electronically receive stockholder communications, including your account-specific information, you authorize Credit Suisse Park View BDC, Inc. to either (i) e-mail stockholder communications to you directly or (ii) make them available on American Stock Transfer’s website and notify you by email when such documents are available and how to access the documents.

You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

Sign below if you consent to the electronic delivery of documents including prospectus supplements, quarterly reports, annual reports, proxy materials, and any other documents that may be required to be delivered under federal or state securities laws as well as account-specific information such as quarterly account statements or tax information. Your consent will be effective until you revoke it. In addition, by consenting to electronic access, you will be responsible for your customary Internet Service Provider charges in connection with access to these materials. An e-mail address in the section below is required. Please carefully read the following representations before consenting to receive documents electronically. By signing this box and consenting to receive electronically, you represent the following:

(a)	I acknowledge that access to both Internet e-mail and the World Wide Web is required in order to access documents electronically. I may receive by e-mail notification the availability of a document in electronic format. The notification e-mail will contain a web address (or hyperlink) where the document can be found. By entering this address into my web browser, I can view, download and print the document from my computer. I acknowledge that there may be costs associated with the electronic access, such as usage charges from my Internet provider and telephone provider, and that these costs are my responsibility, (b) I acknowledge that documents distributed electronically may be provided in Adobe’s Portable Document Format (PDF). The Adobe Reader software is required to view documents in PDF format. The Reader software is available free of charge from Adobe’s web site at www.adobe.com. The Reader software must be correctly installed on my system before I will be able to view documents in PDF format. Electronic delivery also involves risks related to system or network outage that could impair my timely receipt of or access to stockholder communications, (c) I acknowledge that I may receive at no cost from Credit Suisse Park View BDC, Inc. a paper copy of any documents delivered electronically by calling Credit Suisse Asset Management, LLC at 1-800-577-2321 from 9:00 a.m. to 5:00 p.m. EST Monday–Friday, (d) I acknowledge that if the e-mail notification is returned to Credit Suisse Park View BDC, Inc. as ‘undeliverable’, a letter will be mailed to me with instructions on how to update my e-mail address to begin receiving communication via electronic delivery. I further understand that if Credit Suisse Park View BDC, Inc. is unable to obtain a valid e-mail address for me, Credit Suisse Park View BDC, Inc. will resume sending a paper copy of its filings by U.S. mail to my address of record, (e) I acknowledge that my consent may be updated or cancelled, including any updates in the e-mail address to which documents are delivered, at any time by calling Credit Suisse Park View BDC, Inc. at 1-800-937-5449 from 9:00 a.m. to 5:00 p.m. EST Monday–Friday.

Owner Signature                                                                                                                   Date (mm/dd/yyyy)

Co-Owner Signature (if applicable)                                                                                    Date (mm/dd/yyyy)

Joint Accounts: If your social security number is the primary number on a joint account and you opt-in to electronic delivery, each consenting stockholder must have access to the e-mail account provided.

My e-mail address is

Your e-mail address will be held in confidence and used only for matters relating to your investments.

9

Credit Suisse Park View BDC, Inc. SUBSCRIPTION AGREEMENT

11. Subscriber Acknowledgements and Signatures

IMPORTANT: Please carefully read and separately initial each of the representations. Except in the case of fiduciary accounts you may not grant any person a power of attorney to make such representations on your behalf.

The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber’s behalf further acknowledges and/or represents the following: (you must initial ALL appropriate representations below)	Owner	Co-Owner
Represents that I (we) either: (1) have a net worth (excluding home, home furnishings and automobiles) of at least $70,000 and gross income of at least $70,000; or (ii) have net worth (excluding home, home furnishings and automobiles) of at least $250,000 or such higher suitability as may be required by certain states and set forth in the “Investor Suitability Standards” section of the Credit Suisse Park View BDC, Inc. (“CSPVB”) prospectus; in the case of sales to fiduciary accounts, suitability standards must be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds for the purchase of the shares.
l/we acknowledge receipt of the final Prospectus of CSPVB, not less than five (5) business days prior to the signing of this Subscription Agreement.
I/we am/are purchasing shares for my/our own account.
I/we acknowledge that shares are not liquid.
If an affiliate of CSPVB, I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.
The requirements of such opinion may be waived in whole or in part by Credit Suisse Asset Management, LLC on behalf of CSPVB in its sole discretion.
By providing your initials in the box to the right, you also acknowledge that:
■ You do not expect to be able to sell your shares regardless of how CSPVB performs.
■ If you are able to sell your shares, you will likely receive less than your purchase price.

■    CSPVB does not intend to list the shares on any national securities exchange during the offering period or for what may be a significant time thereafter; and it does not expect a secondary market in the shares to develop.

■ Although CSPVB may repurchase shares, only a limited number of shares are eligible for repurchase. CSPVB may suspend or terminate its share repurchase program at any time.

■    You may not have access to the money you invest for an indefinite period of time until CSPVB completes a liquidity event. Moreover, there is no assurance that CSPVB will ever complete a liquidity event.

■ An investment in the shares is not suitable for you if you need access to the money you invest.
■ Because you will be unable to sell your shares, you will be unable to reduce your exposure on any market downturn.

■    Distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to CSPVB for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

■    You have been advised that the assignability and transferability of the shares is restricted and governed by the terms of the Prospectus of CSPVB; there are risks associated with an investment in the shares and you should rely on the information contained in the Prospectus and not on any information or representation from other sources; and you should not invest in the shares unless you have an adequate means of providing for your current needs and personal contingencies and have no need for liquidity in this investment.

■    Until such time, if any, that the shares of CSPVB are listed on a national securities exchange, no transfers (including any sale, assignment, conveyance, pledge, mortgage, encumbrance, hypothecation or other disposition), in whole or in part, of any shares of CSPVB pursuant to this Subscription Agreement or otherwise will be permitted, except (i) upon the prior written consent of Credit Suisse Asset Management, LLC on behalf of CSPVB and (ii) upon delivery of a written opinion to Credit Suisse Asset Management, LLC of counsel of the transferee or transferor, such counsel to be reasonably satisfactory to Credit Suisse Asset Management, LLC, that such transfer will not result in (among other things):

(i) the violation of any applicable federal or state law, rule or regulation, including, for the avoidance of doubt, federal or state securities laws; or

(ii)  all or any portion of the assets of Credit Suisse Park View BDC, Inc. to be treated as “plan assets” within the meaning of Department of Labor Regulation Section 2510.3-101, as modified by Section 3(42) of the U.S. Employee Retirement Income Security Act of 1974, as amended.

10

Credit Suisse Park View BDC, Inc. SUBSCRIPTION AGREEMENT

11. Subscriber Acknowledgements and Signatures (continued)

The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber’s behalf) further acknowledges and/or represents the following: (you must initial ALL appropriate representations below)	Owner	Co-Owner
Alabama Residents Only: In addition to the general suitability standards stated above, investors who reside in the state of Alabama must have a liquid net worth of at least 10 times their investment in CSPVB and its affiliates.
California Residents Only: Investors must have either (a) a net worth of at least $350,000, or (b) an annual gross income of at least $75,000 and a minimum net worth of at least $150,000. In addition, the state of California requires that each California investor will limit his or her investment in CSPVB’s common stock to a maximum of 10% of his or her net worth.
Idaho Residents Only: Investors who reside in the state of Idaho must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Idaho investor’s total investment shall not exceed 10% of his or her liquid net worth. (The calculation of liquid net worth shall include only cash plus cash equivalents. Cash equivalents include assets which may be convertible to cash within one year.)
Iowa Residents Only: Investors who reside in the state of Iowa must have either (a) a minimum net worth of $300,000 or (b) a minimum annual income of $70,000 and a net worth of $100,000. In addition, an investor’s investment in this program and affiliated non-traded business development companies cannot exceed 10% of the Iowa resident’s liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.
Kansas Residents Only: In addition to the general suitability requirements described above, the Office of the Kansas Securities Commissioner recommends that investors limit their aggregate investment in CSPVB’s shares and other similar investments to not more than 10% of their liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.
Kentucky Residents Only: An investor must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, a Kentucky investor’s total investment in CSPVB shall not exceed 10% of his or her liquid net worth.
Maine Residents Only: The Maine Office of Securities recommends that an investor’s aggregate investment in CSPVB’s offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities. A Maine investor cannot participate in the distribution reinvestment plan unless he/she contacts American Stock Transfer & Trust Company, LLC, the administrator of the distribution reinvestment plan, and makes a voluntary election to participate in the distribution reinvestment plan.
Massachusetts Residents Only: An investor must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. A Massachusetts investor’s aggregate investment in CSPVB may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.
Michigan Residents Only: In addition to the suitability standards above, the state of Michigan requires that each Michigan investor limit his or her investment in CSPVB to a maximum of 10% of his or her net worth.
Nebraska Residents Only: Nebraska investors must meet the definition of “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. As a result, in order for a Nebraska investor to purchase shares of common stock in this offering, he or she must meet one of the following suitability standards: (i) an individual net worth (or joint net worth with spouse) in excess of $1 million (excluding the value of the investor’s primary residence); or (ii) individual income (without including any income of the investor’s spouse) in excess of $200,000, or joint income with spouse in excess of $300,000 in each of the two most recent years and who reasonably expects to reach the same income level in the current year. An investor must limit his/her investment in us and in the securities of any other direct participation programs (including real estate investment trusts, oil and gas programs, equipment leasing programs, business development companies and commodity pools) to 10% of such investor’s net worth.

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Credit Suisse Park View BDC, Inc. SUBSCRIPTION AGREEMENT

11. Subscriber Acknowledgements and Signatures (continued)

The undersigned (or in the case of fiduciary accounts, the person authorized to sign on each subscriber’s behalf) further acknowledges and/or represents the following: (you must initial ALL appropriate representations below)	Owner	Co-Owner
New Jersey Residents Only: New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in CSPVB, its affiliates, and other non-publicly traded direct investment programs (including real estate investment trusts, business development company, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed ten percent (10%) of his or her liquid net worth.
New Mexico Residents Only: In addition to the general suitability requirements described above, a New Mexico investor’s aggregate investment in CSPVB, its affiliates and in other non-traded business development companies may not exceed ten percent (10%) of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.
North Carolina Residents Only: Investors who reside in the state of North Carolina must have either (i) a minimum liquid net worth of $85,000 and minimum annual gross income of $85,000 or (ii) a minimum liquid net worth of $300,000.
North Dakota Residents Only: In addition to the general suitability requirements described above, CSPVB’s shares will only be sold to residents of North Dakota who represent that they have a net worth of at least ten times their investment in CSPVB.
Ohio Residents Only: In addition to the general suitability requirements described above, an Ohio investor’s aggregate investment in CSPVB, shares of its affiliates and in other non-traded business development company programs may not exceed ten percent (10%) of his, her or its liquid net worth. “Liquid net worth” shall be defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.
Oklahoma Residents Only: In addition to the general suitability requirements described above, purchases by Oklahoma investors in CSPVB should not exceed 10% of their net worth (not including home, home furnishings and automobiles).
Oregon Residents Only: In addition to the suitability standards described above, each Oregon investor will limit his or her investment in CSPVB and its affiliates to a maximum of 10% of his or her net worth.
Tennessee Residents Only: Investors who reside in the state of Tennessee must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (ii) a minimum net worth of $500,000 exclusive of home, home furnishings and automobile. Additionally, Tennessee residents’ investment in CSPVB must not exceed 10% of their liquid net worth.
Texas Residents Only: Investors who reside in the state of Texas must have either (i) a minimum of $100,000 annual gross income and a liquid net worth of $100,000, or (ii) a liquid net worth of $250,000 irrespective of gross annual income. Additionally, a Texas investor’s total investment in CSPVB shall not exceed 10% of his or her liquid net worth. For this purpose, “liquid net worth” is determined exclusive of home, home furnishings and automobiles.
Vermont Residents Only: In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings, or automobiles) minus total liabilities.

12

APPENDIX B

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its client’s duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of a disinterested member of the Portfolio Management Department, a member of the Legal and Compliance Department, a member of the Operations Department (or their designees), and a member of Fund Administration. The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

In the event a Portfolio Manager (“PM”) desires to deviate from the stated voting parameters outlined in the Policy, the PM is required to submit a memo detailing the request and rationale for the deviation to the Chair of the Proxy Voting Committee. The Chair of the Proxy Voting Committee (“Committee”) will convene a meeting where the PM will present their recommendation. In the event an in person or telephonic meeting cannot be organized, the Chair of the Committee will circulate the PM’s request for an exception to the Proxy Voting Committee for consideration.

Should such Policy exception be approved by the Proxy Voting Committee, the Committee will forward the instructions to ISS for processing and will minute the meeting.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks. As part of a global, full service investment-bank, broker-dealer, and wealth-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•	a copy of the Policy;

•	a copy of each proxy statement received on behalf of Credit Suisse clients;

•	a record of each vote cast on behalf of Credit Suisse clients;

•	a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•	a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal; and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis. Votes may be withheld: from directors who (1) attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis. Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earn out and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent.

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 20, 2014

CREDIT SUISSE PARK VIEW BDC, INC.

Common Stock

PRELIMINARY PROSPECTUS

   , 2015

You should rely only on the information contained in this prospectus. No dealer, salesperson or other person is authorized to make any representations other than those contained in the prospectus and supplemental literature authorized by Credit Suisse Park View BDC, Inc. and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Until     , 2015 (90 days after the date of this prospectus), all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer’s obligation to deliver a prospectus when acting as soliciting dealers with respect to their unsold allotments or subscriptions.

PART C

Other Information

Item 25. Statement of Assets and Liabilities and Exhibits

(1) Statement of Assets and Liabilities

The following combined Statement of Assets and Liabilities of Credit Suisse Corporate Credit Solutions, LLC are included in Part A of this Registration Statement.

(2) Exhibits

(a)(1)	Form of Articles of Amendment and Restatement of the Registrant

(a)(2)	Articles of Incorporation of the Registrant

(b)	Form of Bylaws of the Registrant*

(c)	Form of Voting Agreement*

(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A)

(e)	Form of Dividend Reinvestment Plan*

(g)(1)	Amended and Restated Investment Advisory Agreement*

(h)(1)	Form of Dealer Manager Agreement*

(j)	Form of Amended and Restated Custodian Agreement*

(k)(1)	Form of Master Administration and Accounting Agreement with State Street Bank and Trust Company*

(k)(2)	Form of Co-Administration Agreement with Credit Suisse Asset Management, LLC, dated as of September 5, 2014*

(k)(4)	Senior Secured Revolving Credit Agreement by and among Credit Suisse Corporate Credit Solutions, LLC, the Lenders thereto and Capital One, N.A., as Administrative Agent, dated as of October 31, 2014*

(k)(5)	Guarantee, Pledge and Security Agreement by and among Credit Suisse Corporate Credit Solutions, LLC, to subsidiary Guarantors party thereto and Capital One, N.A., as Revolving Administrative Agent and Collateral Agent, dated as of October 31, 2014*

(k)(6)	Form of Indemnification Agreement between Registrant and the independent directors*

(l)	Opinion of Sutherland Asbill & Brennan LLP

(n)	Consent of KPMG LLP

(r)(1)	Code of Ethics*

(s)	Power of Attorney*

*	Previously filed.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance And Distribution

SEC registration fee	$64,400

FINRA filing fee	75,500

Accounting fees and expenses	105,000	*

Blue Sky expenses	200,000	*

Legal fees and expenses	1,800,000	*

Printing and engraving	100,000	*

Transfer agent fees	—

Miscellaneous fees and expenses	120,000	*

Total	$2,464,900

* These amounts are estimates.

Item 28. Persons Controlled by or under Common Control

See “Management of the Company,” “Certain Relationships and Related Party Transactions” and “Control Persons and Principal Holders of Securities” in the Prospectus contained herein.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s common stock at February 2, 2015.

Title of Class	Number of Record Holders

Common stock, $0.01 par value	1

Item 30. Indemnification

The information contained under the heading “Description of Our Capital Stock” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

The Investment Advisory Agreement provides that the Adviser (and any of its affiliates, directors, officers, members, employees, agents, or representatives) shall not be liable to us for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of us, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and we shall indemnify, defend and protect the Adviser (and its affiliates, directors, officers, members, employees, agents, and representatives, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under the Investment Advisory Agreement or otherwise as our investment adviser. Notwithstanding the preceding sentence, nothing contained in the Investment Advisory Agreement shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to us or our security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties, by reason of the reckless disregard of the Adviser’s duties and obligations under the Investment Advisory Agreement (as the same shall be determined in accordance with the 1940 Act) or by reason of a material and knowing violation of United States securities laws.

Pursuant to the Co-Administration Agreement with the Adviser, the Registrant will indemnify, defend and protect the Adviser and certain of its related parties, and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorney’s fees and amounts reasonably paid in settlement) incurred by the Adviser and such related parties arising out of or otherwise based upon the performance of any of its obligations under the agreement. Such indemnity does not apply in instances of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties, by reason of reckless disregard of its duties and obligations under the Co-Administration Agreement or by reason of a material and knowing violation of United States securities laws.

Pursuant to the Administration Agreement, the Registrant will indemnify and hold State Street harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by State Street and its directors, officers, employees and agents resulting from any claim, demand, action or suit in connection with State Street’s acceptance of the Administration Agreement, any action or omission by State Street in the performance of its duties thereunder, or as a result of acting upon any instructions reasonably believed by State Street to have been duly authorized by the Registrant or upon reasonable reliance on information or records given or made by the Registrant or its investment adviser. However, such indemnification shall not apply to actions or omissions of State Street, its directors, officers, employees or agents in cases of its or their own fraud, negligence, willful misconduct, or bad faith.

Pursuant to the dealer manager agreement with Credit Suisse Securities (USA), LLC, the Registrant agrees to indemnify, defend and hold harmless the dealer manager, and certain of its related parties, against any and all claims, demands, liabilities and expenses (including the cost of investigating and defending such claims, demands or liabilities, including attorney’s fees) incurred by the dealer manager arising out of or based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any of the Registrant’s documents; (b) any omission or alleged omission to state a material fact required to be stated in any of the Registrant’s documents or necessary to make the statements in such documents not misleading; provided, however, that the Registrant’s agreement to indemnify the dealer manager certain of its related parties shall not be deemed to cover any claims, demands, liabilities or expenses arising out of or based upon any statements or representations made by the dealer manager or its representatives or agents that are inconsistent with or vary from statements and representations contained in any of the Registrant’s documents and in such financial and other statements relating to the Company as provided to the dealer manager by us; or (c) the Registrant’s breach of the dealer manager agreement.

The Registrant has entered into indemnification agreements with its independent directors. The indemnification agreements are intended to provide the Registrant’s independent directors the maximum indemnification permitted under applicable law. Each indemnification agreement provides that the Registrant shall indemnify and advance expenses to the independent director who is a party to the agreement (an “Indemnified Person”) against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim or proceeding that is asserted against such Indemnified Person arising out of such person’s service to the Registrant.

Item 31. Business and Other Connections of Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “The Adviser.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-37170), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant at One Madison Avenue, New York, New York 10010;

(2)	the Transfer Agent, American Stock Transfer & Trust Company, is 6201 15th Avenue, Brooklyn, New York 11219;

(3)	the Custodian, State Street Bank and Trust Company, is 225 Franklin Street, Boston, Massachusetts 02110;

(4)	the Adviser at One Madison Avenue, New York, New York 10010; and

(5)	the Administrators: the Adviser at One Madison Avenue, New York, New York 10010 and State Street Bank and Trust Company at 225 Franklin Street, Boston, Massachusetts 02110.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

(1) to suspend the offering of shares until the prospectus is amended if (i) subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement, or (ii) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus;

(2) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(5) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(6) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser.

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 5th day of February, 2015.

By:	/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities set forth below on the 5th day of February, 2015. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Name	Title	Date

/s/ John G. Popp
John G. Popp	Chief Executive Officer and President (Principal Executive Officer)	February 5, 2015

/s/ Bruce S. Rosenberg
Bruce S. Rosenberg	Chief Financial Officer (Principal Financial and Accounting Officer)	February 5, 2015

/s/ Enrique R. Arzac*
Enrique R. Arzac	Director	February 5, 2015

/s/ Steven N. Rappaport*
Steven N. Rappaport	Chairman of the Board	February 5, 2015

* By:	/s/ Karen Regan
Karen Regan, as Attorney-in-fact